As filed with the Securities and Exchange Commission on January 4, 2005
                                                       File Nos. 33-499 811-4417


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A
             Registration Statement Under the Securities Act of 1933
                         Post-Effective Amendment No. 30
                                       and
         Registration Statement Under the Investment Company Act of 1940
                                Amendment No. 31


                                 --------------

                         CALIFORNIA INVESTMENT TRUST
             (Exact Name of Registrant as Specified in its Charter)

        44 Montgomery Street, Suite 2100, San Francisco, California 94104
                     (Address of Principal Executive Office)

                  Registrant's Telephone Number: (415) 398-2727

                                STEPHEN C. ROGERS
        44 Montgomery Street, Suite 2100, San Francisco, California 94104
                     (Name and Address of Agent for Service)

                                 --------------


It is proposed that this filing will become effective:
_X_ immediately upon filing pursuant to Rule 485(b)
___ on _____________ pursuant to Rule 485(b)
___ 60 days after filing pursuant to Rule 485(a)(1)
___ 75 days after filing pursuant to Rule 485(a)(2)
___ on _____________ pursuant to Rule 485(a)


                                 -------------

                     Please Send Copy of Communications to:

                             Catherine M. MacGregor
                      Paul, Hastings, Janofsky & Walker LLP
                          55 Second Street - 24th Floor
                         San Francisco, California 94105
                            Telephone: (415) 856-7000

                           CALIFORNIA INVESTMENT TRUST

                      CONTENTS OF POST-EFFECTIVE AMENDMENT

This Post-Effective Amendment to the registration statement of the Registrant contains the following documents:

      Facing Sheet

      Contents of Post-Effective Amendment

      Part A - Combined prospectus for shares of California Tax-Free Income Fund, California Insured Intermediate Fund, California Tax-Free Money Market Fund and series of another Registrant.

      Part B - Statement of Additional Information for shares of California Tax-Free Income Fund, California Insured Intermediate Fund, California Tax-Free Money Market Fund and series of another Registrant.

      Part C - Other Information

      Signature page

      Exhibits

                           CALIFORNIA INVESTMENT TRUST

                                    FORM N-1A

                          ----------------------------

                                     [LOGO]
                                   CALIFORNIA
                                INVESTMENT TRUST
                                ----------------
                                   FUNDS GROUP


PROSPECTUS
JANUARY 4, 2005


CALIFORNIA TAX-FREE INCOME FUND
CALIFORNIA INSURED INTERMEDIATE FUND
CALIFORNIA TAX-FREE MONEY MARKET FUND

S&P 500 INDEX FUND
S&P MIDCAP INDEX FUND
S&P SMALLCAP INDEX FUND
EQUITY INCOME FUND
NASDAQ-100 INDEX FUND
EUROPEAN GROWTH & INCOME FUND

U.S. GOVERNMENT SECURITIES FUND
SHORT-TERM U.S. GOVT. BOND FUND
THE UNITED STATES TREASURY TRUST

                                 (800) 225-8778
                                www.citfunds.com

The Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC).

As with all mutual funds, the Securities and Exchange Commission has not approved these securities or passed on whether the information in this prospectus is adequate us at or accurate. Anyone who indicates otherwise is committing a criminal offense.

E-MAIL US AT INFO@CITFUNDS.COM

                                     [LOGO]
                                   CALIFORNIA
                                INVESTMENT TRUST
                                ----------------
                                   FUNDS GROUP


Prospectus
January 4, 2005


TABLE OF CONTENTS

ABOUT THE FUNDS

     CALIFORNIA TAX-FREE INCOME FUND                                          1
     CALIFORNIA INSURED INTERMEDIATE FUND                                     5
     CALIFORNIA TAX-FREE MONEY MARKET FUND                                    9

     S&P 500 INDEX FUND                                                      13
     S&P MIDCAP INDEX FUND                                                   18
     S&P SMALLCAP INDEX FUND                                                 23
     EQUITY INCOME FUND                                                      28
     NASDAQ-100 INDEX FUND                                                   32
     EUROPEAN GROWTH & INCOME FUND                                           36

     U.S. GOVERNMENT SECURITIES FUND                                         40
     SHORT-TERM U.S. GOVT. BOND FUND                                         44
     THE UNITED STATES TREASURY TRUST                                        47

INVESTING IN THE FUNDS

     HOW TO BUY SHARES                                                       54
     HOW TO SELL SHARES                                                      57
     OTHER POLICIES                                                          60
     DIVIDENDS AND TAXES                                                     61
     IDENTITY VERIFICATION PROCEDURES NOTICE                                 62
     PRIVACY STATEMENT                                                       62

--------------------------------------------------------------------------------
CALIFORNIA TAX-FREE INCOME FUND
Ticker Symbol: CFNTX
--------------------------------------------------------------------------------

GOALS

Seek high current tax-free income for California residents.

The California Tax-Free Income Fund seeks as high a level of income, exempt from regular federal and California personal income taxes, as is consistent with prudent investment management and safety of capital. The Fund invests in intermediate and long-term municipal bonds.

PRINCIPAL STRATEGY

The Manager invests in municipal bonds issued by the State of California and various municipalities located within California. Generally, these bonds are rated in one of the four highest ratings (investment grade) by an independent rating organization such as Standard & Poor's, Moody's or Fitch. In some cases, securities are not rated by independent agencies. The Manager will generally purchase an unrated security only if it believes the security is of similar quality to an investment-grade issue. Generally, the interest on municipal bonds is not subject to federal and California personal income taxes. Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets in California municipal bonds, but as a general rule the percentage is much higher. The Fund's duration typically ranges from four to twelve years.

WHAT IS THE MANAGER'S APPROACH?

The Manager attempts to select securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments. The Fund is actively managed for total return. In managing the portfolio, a number of factors are considered including general market and economic conditions and their likely effects on the level and term-structure of interest rates, yield spreads among securities, and the credit type and quality of the issuer. Tax-free income to shareholders is achieved through the purchase of municipal bonds that are not subject to federal and California personal income taxes. No bonds subject to alternative minimum taxes are included in the portfolio. While income generally represents the greatest portion of return over time, the total return from a municipal security includes both income and price losses and gains.

PRINCIPAL RISKS

The Fund is subject to several risks, any of which could cause the Fund to lose money. The Fund is considered non-diversified which means it may invest a large percentage of its assets in the securities of a particular issuer as compared with other types of mutual funds. Accordingly, a chance exists that the Fund's performance may be hurt disproportionately by poor performance of a relatively few number of securities.

The Fund is also subject to:

Interest rate risk, which is the chance that bond prices over all will decline over short and long-term periods due to rising interest rates. The Manager will generally maintain a longer maturity in this Fund relative to the California Insured Intermediate Fund (our other municipal bond fund). Thus, the interest rate risk is higher in this Fund than in the California Insured Intermediate Fund, which is discussed in detail on page 5.

State-Specific risk, which is the chance that the Fund is more vulnerable to unfavorable economic and political developments that impact the State of California than funds that diversify across many states.

Income risk, which is the chance that declining interest rates will reduce the amount of income paid by the Fund.

OTHER RISKS OF THE FUND

Call risk, which is the chance that during declining interest rates, a bond issuer will call or prepay a high-yielding bond before the bond's maturity date. This would force the Fund to purchase lower yielding bonds which would reduce the income generated from the portfolio and could potentially result in capital gains paid out by the Fund. Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, reducing the Fund's return. The Manager attempts to minimize this risk by investing in investment grade bonds.

Manager risk, which is the chance that poor security selection will cause the Fund to underperform other mutual funds with similar investment objectives.

IS THIS FUND RIGHT FOR YOU?

This Fund is intended primarily for residents of California but may be held by residents of other states. If you are looking for tax-free income and are comfortable with the moderate volatility of a long-term bond fund, this Fund may be the right investment for you. Generally, this Fund will fluctuate more than our other tax-free funds, but under normal circumastances, will pay a higher rate of dividends.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI and on the Fund's web site at www.citfunds.com.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. It is important to remember that past performance does not accurately predict future performance.

   [The following table was depicted as a bar chart in the printed material.]

   1994    1995   1996   1997   1998    1999    2000   2001   2002   2003
  -8.63%  20.55%  3.10%  9.29%  6.32%  -3.57%  12.42%  2.58%  9.46%  3.45%



Best Quarter: 8.61% (Q1, 1995)             Worst Quarter: -7.42% (Q1, 1994)
Year to date performance as of 11/30/04: 1.27%


Date of inception: 12/4/85

AVERAGE ANNUAL RETURNS AS OF 12/31/03
California Tax-Free Income                         1 year    5 years    10 years
--------------------------                         ------    -------    --------
Return Before Taxes                                 3.45%      4.72%      5.21%
Return After Taxes on Distributions                 3.32%      4.58%      5.09%
Return After Taxes on Distributions
and Sale of Fund Shares                             3.51%      4.60%      5.09%
--------------------------------------------------------------------------------
Lehman Bros. Municipal Bond Index                   5.32%      5.83%      6.03%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Shareholder Fees
  Sales and redemption charges*                                    1.00%
Annual Fund Operating Expenses
     (expenses that are deducted from Fund assets)
  Management fees                                                  0.48%
  Distribution (12b-1) fees                                        none
  Other expenses**                                                 0.23%
                                                                  -----
          Total Annual Fund Operating Expense                      0.71%

* The 1% redemption fee applies to shares redeemed within one month of purchase by selling or by exchanging into another Fund. This fee is withheld from redemption proceeds and retained by the Fund. Shares held for one month or more are not subject to the 1% redemption fee.
** Includes administration service fee which will become effective no earlier than 2/1/05.
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               1 year     3 years      5 years     10 years
                $73        $227          $395        $883


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                                       Year Ended August 31,
                                                 ----------------------------------------------------------------
CALIFORNIA TAX-FREE INCOME FUND                      2004          2003          2002          2001          2000
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year               $  12.66      $  13.24      $  13.17      $  12.75      $  12.40
                                                 ----------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
   Net Investment Income                             0.50          0.50          0.52          0.55          0.55
    Net gain (loss) on securities (both
    realized and unrealized)                         0.22         (0.42)         0.18          0.44          0.41
                                                 ----------------------------------------------------------------
      Total from Investment Operations               0.72          0.08          0.70          0.99          0.96
                                                 ----------------------------------------------------------------
   LESS DISTRIBUTIONS
    Dividends from net investment income            (0.50)        (0.50)        (0.52)        (0.56)        (0.55)
      Distributions from capital gains              (0.10)        (0.16)        (0.11)        (0.01)        (0.06)
                                                 ----------------------------------------------------------------
    Total distributions                             (0.60)        (0.66)        (0.63)        (0.57)        (0.61)
                                                 ----------------------------------------------------------------
Net asset value, end of year                     $  12.78      $  12.66      $  13.24      $  13.17      $  12.75
                                                 ================================================================
Total Return                                         5.82%         0.61%         5.55%         7.98%         8.07%
RATIOS/SUPPLEMENTAL DATA
    Net Assets, end of year ( in 000's)          $158,327      $172,488      $206,909      $201,286      $196,786
     Ratio of expenses to average net assets:
       Before expense reimbursements                 0.62%         0.61%         0.61%         0.63%         0.64%
       Ratio of net investment income
    to average net assets
       Before expense reimbursements                 3.86%         3.82%         4.11%         4.30%         4.54%
     Portfolio Turnover                             11.64%         1.44%        22.94%        28.96%        18.05%

----------

--------------------------------------------------------------------------------
CALIFORNIA INSURED INTERMEDIATE FUND
Ticker Symbol: CATFX
--------------------------------------------------------------------------------

GOAL

Seek high current tax-free income for California residents.

The California Insured Intermediate Fund seeks as high a level of income exempt from regular federal and California personal income taxes as is consistent with prudent investment management and safety of capital. The Fund invests primarily in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest.

PRINCIPAL STRATEGY

The Manager invests in municipal bonds issued by the State of California and various municipalities located within California. Generally, these bonds are rated AAA (the highest rating) by an independent rating organization such as Standard & Poor's, Moody's or Fitch and are insured by an independent insurance company. Some securities are not rated by independent agencies but are considered AAA because of the insurance on the bond. The insurance guarantees the timely principal and interest payments of the bond, but does not insure the Fund. The interest on the municipal bonds is generally not subject to federal and California personal income taxes. Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets in California municipal bonds, but as a general rule the percentage is much higher. The Fund's duration ranges from two to seven years.

WHAT IS THE MANAGER'S APPROACH?

The Manager attempts to select securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments. The Fund is actively managed for total return. In managing the Fund, a number of factors are considered, including general market and economic conditions and their likely effects on the level and term-structure of interest rates, yield spreads among securities, and the underlying credit type and quality of the issuer. Tax-free income to shareholders is achieved through purchase of municipal bonds that are not subject to federal and California personal income taxes. No bonds subject to alternative minimum taxes are included in the Fund's portfolio. While income generally represents the greatest portion of return over time, the total return from a municipal security includes both income and price losses and gains.

PRINCIPAL RISKS

The Fund is subject to several risks, any of which could cause the Fund to lose money. The Fund is considered non-diversified which means it may invest a large percentage of its assets in the securities of a particular issuer as compared with other types of mutual funds. Accordingly, a chance exists that the Fund's performance may be hurt disproportionately by poor performance of a relatively few number of securities. The Fund is also subject to:

Interest rate risk, which is the chance that bond prices overall will decline over short and long-term periods due to rising interest rates. Interest rate risk is usually moderate for intermediate-term bonds. We also offer the California Tax-Free Income Fund for investors who want tax-free income and are more comfortable with interest rate risk. The California Tax-Free Income Fund is discussed in detail on page 1.

State-Specific risk, which is the chance that the Fund is more vulnerable to unfavorable economic and political developments that impact the State of California than mutual funds that diversify across many states.

Income risk, which is the chance that declining interest rates will reduce the amount of income paid by the Fund.

OTHER RISKS OF THE FUND

Call risk, which is the chance that during declining interest rates, the bond issuer will call or prepay a high-yielding bond before the bond's maturity date. This would force the Fund to purchase lower yielding bonds which would reduce the income generated from the portfolio and could potentially result in capital gains paid out by the Fund.

Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, reducing the Fund's return. This risk is moderated by the bond insurance which guarantees timely payment of principal and interest. It is important to note that the insurance protects the Fund's holdings, not the fund itself.

Manager risk, which is the chance that poor security selection will cause the Fund to underperform other mutual funds with similar investment objectives.

IS IT RIGHT FOR YOU?

This Fund is intended primarily for residents of California. If you are looking for tax-free income and are comfortable with the moderate volatility of an intermediate-term bond fund, this Fund may be the right investment for you. Generally, this Fund will fluctuate less than our other tax-free bond fund, but under normal circumastances, will pay a lower rate of dividends.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI and on the Fund's web site at www.citfunds.com.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. It is important to remember that past performance does not accurately predict future performance.

   [The following table was depicted as a bar chart in the printed material.]

   1994    1995   1996   1997   1998    1999    2000   2001   2002   2003
  -4.99%  14.37%  3.89%  6.39%  5.97%  -0.67%   8.73%  4.44%  8.94%  3.14%


Best Quarter: 5.64% (Q1, 1995)                 Worst Quarter: -4.85% (Q1, 1994)
Year to date performance as of 11/30/04: 1.25%


Date of inception: 10/20/92

AVERAGE ANNUAL RETURNS AS OF 12/31/03
California Insured Intermediate Fund        1 year      5 years     10 years
------------------------------------        ------      -------     --------
Return Before Taxes                          3.14%       4.85%       4.90%
Return After Taxes on Distributions          3.10%       4.70%       4.79%
Return After Taxes on Distributions and
Sale of Fund Shares                          3.11%       4.64%       4.74%
----------------------------------------------------------------------------
Lehman 5 Year Muni Bond Index                4.13%       5.57%       5.26%

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------

Shareholder Fees
  Sales and redemption charges*                               1.00%
Annual Operating Expenses
   (expenses that are deducted from fund assets)
  Management fees                                             0.50%
  Distribution (12b-1) fees                                   none
  Other expenses**                                            0.30%
                                                             -----
  Total annual operating expenses                             0.80%
  Expense reimbursement***                                   (0.12%)
                                                             -----
          Net Annual Fund Operating Expense**                 0.68%

* The 1% redemption fee applies to shares redeemed within one month of purchase by selling or by exchanging into another Fund. This fee is withheld from redemption proceeds and retained by the Fund. Shares held for one month or more are not subject to the 1% redemption fee.
** Includes administration service fee which will become effective no earlier than 2/1/05.
*** The Manager has agreed to further limit the Fund's expenses at 0.68%. This limitation is guaranteed through 12/31/05.
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                1 year      3 years     5 years      10 years
                 $69         $243         $432         $979


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                                   Year Ended August 31,
                                                -----------------------------------------------------------
CALIFORNIA INSURED INTERMEDIATE FUND               2004         2003         2002         2001         2000
-----------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year             $ 10.80      $ 11.22      $ 11.09      $ 10.72      $ 10.54
                                                -----------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS
    Net Investment Income                          0.33         0.33         0.39         0.43         0.44
    Net gain (loss) on securities (both
     realized and unrealized)                      0.21        (0.21)        0.27         0.37         0.20
                                                -----------------------------------------------------------
       Total from Investment Operations            0.54         0.12         0.66         0.80         0.64
                                                -----------------------------------------------------------
    LESS DISTRIBUTIONS
    Dividends from net investment income          (0.33)       (0.33)       (0.39)       (0.43)       (0.44)
    Distributions from capital gains              (0.03)       (0.21)       (0.14)          --        (0.02)
                                                -----------------------------------------------------------
      Total distributions                         (0.36)       (0.54)       (0.53)       (0.43)       (0.46)
                                                -----------------------------------------------------------
 Net asset value, end of year                   $ 10.98      $ 10.80      $ 11.22      $ 11.09      $ 10.72
                                                ===========================================================
 Total Return                                      5.06%        1.03%        6.17%        7.66%        6.25%
 RATIOS/SUPPLEMENTAL DATA
    Net Assets, end of year ( in 000's)         $26,353      $27,906      $27,105      $22,949      $22,878
    Ratio of expenses to average net assets:
     Before expense reimbursements                 0.71%        0.71%        0.72%        0.71%        0.72%
     After expense reimbursements                  0.59%        0.58%        0.55%        0.55%        0.55%
    Ratio of net investment income
    to average net assets
     Before expense reimbursements                 2.85%        2.83%        3.43%        3.82%        3.93%
     After expense reimbursements                  2.97%        2.96%        3.60%        3.98%        4.10%
    Portfolio Turnover                            21.62%       22.45%       29.28%       24.35%       24.24%

----------

--------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
Ticker Symbol: CAXXX
--------------------------------------------------------------------------------

GOAL

Seek high current tax-free income for California residents while maintaining a stable net asset value of $1.00 per share.

The California Tax-Free Money Market Fund has the objectives of capital preservation, liquidity, and the highest achievable current income exempt from regular federal and California personal income taxes consistent with safety.

PRINCIPAL STRATEGY

The Manager invests in high-quality, short-term municipal securities whose interest is not subject to federal and California personal income taxes.

WHAT IS THE MANAGER'S APPROACH?

The Fund invests at least 80% of its total assets in a variety of high-quality, short-term California municipal securities. The Fund seeks to provide a stable net asset value of $1.00 per share by investing in securities with an effective maturity of 13 months or less, and by maintaining an average weighted maturity of 90 days or less. To be considered high-quality, a security must generally be rated in one of the two highest credit quality categories for short-term securities by at least two nationally recognized rating such as Standard & Poor's, Moody's or Fitch (or by one, if only one credit rating service has rated the security). If unrated, the security must be determined by the Manager to be of an equivalent quality to those in the two highest credit-quality ratings.

PRINCIPAL RISKS

The Fund is subject to several risks, any of which could cause the Fund to lose money. The Fund is considered non-diversified which means it may invest a large percentage of its assets in the securities of particular issuers as compared with other mutual funds. Accordingly, a chance exists that the Fund's performance may be hurt disproportionately by poor performance of a relatively few number of securities. The Fund is also subject to:

State-Specific risk, which is the chance that the Fund is more vulnerable to unfavorable economic and political developments that impact the State of California than funds that diversify across many states.

Interest rate risk, which is the chance that interest rates will decline and the Fund will produce less income. There is a chance that dramatic interest rate movements could lower the share price to a value less than one dollar.

Income risk, which is the chance that declining interest rates will reduce the amount of income paid by the Fund.

Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, reducing the Fund's return.

Manager risk, which is the chance that poor security selection will cause the Fund to underperform other mutual funds with similar investment objectives.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible for you to lose money by investing in the Fund.

IS IT RIGHT FOR YOU?

This Fund is intended primarily for residents of California. If you are looking for tax-free income and seek to avoid share price fluctuation, this Fund may be right for you. Investors in this Fund do not pay personal income tax on the dividends paid. This Fund is designed as a cash management account and offers a free check writing feature.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI and on the Fund's web site at www.citfunds.com.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance from year to year. These figures assume that all distributions are reinvested. It is important to remember that past performance does not accurately predict future performance.

   [The following table was depicted as a bar chart in the printed material.]

   1994    1995   1996   1997   1998    1999    2000   2001   2002   2003
   2.46%   3.38%  3.07%  3.13%  2.87%   2.58%   3.11%  2.01%  0.99%  0.54%

Best Quarter: 1.68% (Q2, 1989)                  Worst Quarter: 0.09% (Q3, 2003)
Year to date performance as of 11/30/04: 0.64%

AVERAGE ANNUAL RETURNS AS OF 12/31/03           1 year   5 years   10 years
                                                ------   -------   --------
California Tax-Free Money Market Fund            0.54%    1.84%      2.41%


Date of inception: 12/4/85


Seven-day yield as of 11/30/04: 1.16%


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
Shareholder Fees
  Sales and redemption charges                                 none
Annual Operating Expenses
   (expenses that are deducted from Fund assets)
  Management fees                                              0.50%
  Distribution (12b-1) fees                                    none
  Other expenses**                                             0.23%
                                                              -----
  Total annual operating expenses                              0.73%
  Expense reimbursement*                                      (0.20%)
                                                              -----
          Net Annual Fund Operating Expense*                   0.53%

* The Manager has agreed to further limit the Fund's expenses at 0.53%. This limitation is guaranteed through 12/31/05.
** Includes administration service fee which will become effective no earlier than 2/1/05.
--------------------------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 year    3 years    5 years     10 years
                  $54        $213       $386        $888

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                                   Year Ended August 31,
                                                ----------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND              2004          2003          2002          2001           2000
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $ 1.000       $ 1.000       $ 1.000       $ 1.000       $  1.000
                                                ----------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
   Net Investment Income                          0.005         0.007         0.011         0.026          0.029
   LESS DISTRIBUTIONS
   Dividends from net investment income          (0.005)       (0.007)       (0.011)       (0.026)        (0.029)
                                                ----------------------------------------------------------------
Net asset value, end of year                    $ 1.000       $ 1.000       $ 1.000       $ 1.000       $  1.000
                                                ================================================================
Total Return                                       0.54%         0.70%         1.15%         2.66%          2.92%
RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of year ( in 000's)          $93,180       $88,804       $93,371       $99,520       $102,848
   Ratio of expenses to average net assets:
    Before expense reimbursements                  0.65%         0.65%         0.65%         0.63%          0.66%
    After expense reimbursements                   0.44%         0.43%         0.40%         0.40%          0.40%
   Ratio of net investment income to
   average net assets
    Before expense reimbursements                  0.33%         0.48%         0.90%         2.36%          2.63%
    After expense reimbursements                   0.54%         0.70%         1.15%         2.59%          2.89%

----------

--------------------------------------------------------------------------------
S&P 500 INDEX FUND
Ticker Symbol: SPFIX
--------------------------------------------------------------------------------

GOAL

Attempt to replicate the total return of the U.S. stock market as measured by the S&P 500 Composite Stock Price Index.

The S&P 500 Index Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index.

PRINCIPAL STRATEGY

The S&P 500 Index includes the common stocks of 500 leading U.S. companies from a broad range of industries. Standard & Poor's, the company that maintains the index, makes all determinations regarding the inclusion of stocks in the index. Each stock is weighted in proportion to its total market value.

The Fund is passively managed. It invests primarily in the stocks that make up the index so that the weighting of each stock in the portfolio approximates the index. The Manager's goal is to maintain a return correlation of at least .95 to the S&P 500 Index (a return correlation of 1.0 is perfect). Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets in the underlying stocks of the index. As a rule of thumb, the percentage is generally higher. Like many index funds, the Fund may invest in futures contracts and lend securities to minimize the performance variation between the Fund and the index. This performance gap occurs because, unlike the index, the Fund must pay operating expenses and contend with the flow of cash in and out of the portfolio. While we expect the Fund's performance to closely represent the index, the Fund will generally under-perform the index.


--------------------------------------------------------------------------------
                               SECTOR BREAKDOWNS
                            as of November 30, 2004

Industry                                                              % of Fund
Consumer Non-Durable                                                      24.1%
Banking & Fin'l Service                                                   20.1%
Technology                                                                18.1%
Energy                                                                     7.4%
Consumer Cyclical                                                          7.3%
Capital Good                                                               6.5%
Manufacturing                                                              6.0%
Utility                                                                    6.0%
Transportation                                                             2.0%
Service                                                                    1.7%

Large Cap Stocks

The stocks that are represented in the S&P 500 Index make-up about 88% of the total market index, as measured by the S&P 1500 Index. For many investors, the S&P 500 Index functions as the benchmark for the entire stock market. As of September 30, 2004, the individual stocks that make up the index have market values ranging in size from $410 million to $355 billion. The median market value is $9.6 billion.

The index is made up of stocks from many diverse industries. The industry table above gives you a general idea of the exposure to specific sectors.
--------------------------------------------------------------------------------

PRINCIPAL RISKS

The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of the Fund will change. During a declining stock market, an investment in this Fund would lose money. The Fund is primarily invested in the U.S. stock market and is designed to passively track the performance of the large cap sector. In an attempt to accurately track the performance of the S&P 500 Index, the Fund does not intend to take steps to reduce its market exposure in any market.

Many factors will affect the performance of the stock market. Two major factors are economic and political events. The impact of positive or negative events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

The Fund invests in large companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company's stock or a single economic sector. However, during periods where alternative investments such as mid cap stocks, small cap stocks, bonds and money market instruments outperform large cap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

The S&P 500 Index is a capitalization weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest companies could result in negative performance of the index and the Fund.

Although the Fund's primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the index, the Fund's performance relative to the index will change. Some mutual funds lend portfolio securities in order to offset expenses. The Fund has never engaged in this strategy, however, in the event that it did, there is a risk that the practice could negatively impact the share price of the Fund.

OTHER RISKS OF THE FUND

Under normal circumstances the Fund may follow a number of investment policies to achieve its objective. The Fund may invest in stock futures. Losses (or gains) involving futures can sometimes be substantial, in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. In an effort to minimize this risk, the Fund usually will not use futures for speculative purposes or as leverage. It is the

Fund's policy to hold cash deposits equal or greater than the total market value of any futures position. The value of all futures and options contracts in which the Fund acquires an interest will not exceed 20% of current total assets.

IS IT RIGHT FOR YOU?

If you are looking for a diversified stock fund, this Fund may be right for you. You should be comfortable with the volatility of the stock market and the risk that your investment could decline in value.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI and on the Fund's web site at www.citfunds.com.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. It is important to remember that past performance does not accurately predict future performance.

   [The following table was depicted as a bar chart in the printed material.]

   1994    1995   1996    1997    1998    1999    2000    2001    2002   2003
   1.04%  37.20% 22.63%  32.99%  28.75%  21.02%  -8.90% -11.81% -21.74% 28.49%


Best Quarter: 21.50% (Q4, 1998)                Worst Quarter: -17.09% (Q3, 2002)
Year to date performance as of 11/30/04: 7.01%


Date of inception: 4/20/92

AVERAGE ANNUAL RETURNS AS OF 12/31/03
CIT S&P 500 Index Fund                        1 year     5 years     10 years
----------------------                        ------     -------     --------
Return Before Taxes                           28.49%      -0.45%       11.03%
Return After Taxes on Distributions           28.21%      -1.19%        9.79%
Return After Taxes on Distributions and
Sale of Fund Shares                           24.19%      -0.71%        9.09%
-----------------------------------------------------------------------------
S&P 500 Composite Stock Price Index           28.67%      -0.57%       11.06%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
Shareholder Fees
  Sales and redemption charges*                              1.00%
Annual Operating Expenses
   (expenses that are deducted from Fund assets)
  Management fees                                            0.25%
  Distribution (12b-1) fees                                  none
  Other expenses**                                           0.27%
                                                           ------
  Total annual operating expenses                            0.52%
  Expense reimbursement                                     (0.16%)
                                                           ------
          Net Annual Fund Operating Expense***               0.36%
Annual account fee                                          $10.00

* The 1% redemption fee applies to shares redeemed within one month of purchase by selling or by exchanging into another Fund. This fee is withheld from redemption proceeds and retained by the Fund. Shares held for one month or more are not subject to the 1% redemption fee.
** Includes administration service fee which will become effective no earlier than 2/1/05.
*** The Manager has agreed to further limit the Fund's expenses at 0.36%. This limitation is guaran- teed through 12/31/05.
--------------------------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 year    3 years     5 years     10 years
                  $47        $180        $324         $734

"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trade marks of McGraw-Hill Cos., Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                                            Year Ended August 31,
                                                        ----------------------------------------------------------
S&P 500 INDEX FUND                                          2004        2003        2002         2001         2000
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                      $  20.36     $ 18.48     $ 22.79     $  30.84     $  28.12
                                                        ----------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income                                      0.32        0.29        0.29         0.34         0.38
 Net gain on securities
     (both realized and unrealized)                         1.95        1.89       (4.31)       (7.64)        4.06
                                                        ----------------------------------------------------------
    Total from investment operations                        2.27        2.18       (4.02)       (7.30)        4.44
                                                        ----------------------------------------------------------
 LESS DISTRIBUTIONS
 Dividends from net investment
  income                                                   (0.31)      (0.30)      (0.29)       (0.34)       (0.40)
 Distribution from capital gains                              --          --          --        (0.41)       (1.32)
                                                        ----------------------------------------------------------
   Total distributions                                     (0.31)      (0.30)      (0.29)       (0.75)       (1.72)
                                                        ----------------------------------------------------------
Net asset value, end of year                            $  22.32     $ 20.36     $ 18.48     $  22.79     $  30.84
                                                        ==========================================================
Total return                                               11.16%      12.03%     (17.83)%     (23.93)%      16.38%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)                      $106,305     $98,264     $93,961      141,390     $165,891
 Ratio of expenses to average net
   assets:
           Before expense reimbursements                    0.43%       0.45%       0.41%        0.39%        0.40%
      After expense reimbursements                          0.27%       0.25%       0.20%        0.20%        0.20%
Ratio of net investment income to average net assets:
           Before expense reimbursements                    1.27%       1.35%       1.30%        1.16%        1.11%
      After expense reimbursements                          1.43%       1.55%       1.51%        1.35%        1.31%
Portfolio turnover                                          2.00%       3.63%      31.12%        6.26%        9.00%

----------

--------------------------------------------------------------------------------
S&P MIDCAP INDEX FUND
Ticker Symbol: SPMIX
--------------------------------------------------------------------------------

GOAL

Attempt to replicate the performance of medium-sized U.S. companies as measured by the S&P MidCap 400 Index.

The S&P MidCap Index Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of publicly traded common stocks of medium-size domestic companies, as represented by the S&P MidCap 400 Index.

PRINCIPAL STRATEGY

The S&P MidCap Index includes the common stocks of 400 medium-sized U.S. companies from a broad range of industries. Standard & Poor's, the company that maintains the index, makes all determinations regarding the inclusion of stocks in the index. Each stock is weighted in proportion to its total market value. The Fund is passively managed. It invests primarily in the stocks that make up the S&P MidCap Index so that the weighting of each stock in the portfolio approximates the index. The Manager's goal is to maintain a return correlation of at least .95 to the S&P MidCap Index (a return correlation of 1.0 is perfect). Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets in the underlying stocks of the index. As a rule of thumb, the percentage is generally higher.

Like many index funds, the Fund may invest in futures contracts and lend securities to minimize the performance variation between the Fund and the index. This performance gap occurs because, unlike the index, the Fund must pay operating expenses and contend with the flow of cash in and out of the portfolio. While we expect the Fund's performance to closely represent the index, the Fund will generally underperform the index.


--------------------------------------------------------------------------------
                               SECTOR BREAKDOWNS
                            as of November 30, 2004

Industry                                                               % of Fund
Consumer Non-Durable                                                       22.4%
Banking & Fin'l Service                                                    17.7%
Technology                                                                 12.8%
Manufacturing                                                              10.0%
Consumer Cyclical                                                           9.2%
Energy                                                                      6.8%
Utility                                                                     6.3%
Capital Good                                                                6.1%
Transportation                                                              2.7%
Service                                                                     2.6%


MidCap Stocks

The stocks that are represented in the S&P MidCap 400 Index make-up about 8% of the total market index, as measured by the S&P 1500 Index. The S&P MidCap 400 Index was designed to track the overall performance of the mid cap sector. As of September 30, 2004, the individual stocks that make up the index have total market values ranging in size from $260 million to $8.8 billion. The median market value is $2.1 billion.

The index is made up of stocks from many diverse industries. The industry table above gives you a general idea of the exposure to specific sectors.
--------------------------------------------------------------------------------

PRINCIPAL RISKS

The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of the Fund will change. During a declining stock market, an investment in this Fund would lose money. The Fund is primarily invested in the U.S. stock market and is designed to passively track the performance of the mid cap sector. In an attempt to accurately track the performance of the S&P MidCap 400 Index, the Fund does not intend to take steps to reduce its market exposure in any market.

Many factors will affect the performance of the stock market. Two major factors are economic and political events. The impact of positive or negative events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

The Fund invests in medium-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company's stock or a single economic sector. However, during periods where alternative investments such as large cap stocks, small cap stocks, bonds and money market instruments out-perform mid cap stocks, we expect the performance of the Fund to under-perform other mutual funds that invest in these alternative categories.

The S&P MidCap Index is a capitalization weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest companies could result in negative performance of the index and the Fund.

Although the Fund's primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the index, the Fund's performance relative to the index will change. Some mutual funds lend portfolio securities in order to offset expenses. The Fund has never engaged in this strategy, however, in the event that it did, there is a risk that the practice could negatively impact the share price of the Fund.

OTHER RISKS OF THE FUND


Under normal circumstances the Fund may follow a number of investment policies to achieve its objective. The Fund may invest in stock futures. Losses (or gains) involving futures can sometimes be substantial, in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. In an effort to minimize this risk, the Fund usually will not use futures for speculative purposes or as leverage. It is the Fund's policy to hold cash deposits equal or greater than the total market value of any futures position. The value of all futures and options contracts in which the Fund acquires an interest will not exceed 20% of current total assets.

IS IT RIGHT FOR YOU?

If you are looking for a diversified stock fund, this Fund may be right for you. You should be comfortable with the volatility of the stock market and the risk that your investment could decline in value.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI and on the Fund's web site at www.citfunds.com.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. It is important to remember that past performance does not accurately predict future performance.

   [The following table was depicted as a bar chart in the printed material.]

   1994    1995   1996    1997    1998    1999    2000    2001    2002   2003
  -3.96%  30.62% 18.85%  31.89%  18.49%  14.71%  19.49%  0.33%  -14.22% 34.55%


Best Quarter: 27.54% (Q4, 1998)                Worst Quarter: -16.53% (Q3, 2002)
Year to date performance as of 11/30/04: 11.28%


Date of inception: 4/20/92

AVERAGE ANNUAL RETURNS AS OF 12/31/03
CIT S&P MidCap Index Fund                   1 year   5 years    10 years
-------------------------                   ------   -------    --------

Return Before Taxes                          34.55%     9.68%      13.97%
Return After Taxes on Distributions          34.41%     9.48%      12.54%
Return After Taxes on Distributions and
Sale of Fund Shares                          29.35%     9.25%      12.10%
-------------------------------------------------------------------------
S&P MidCap 400 Index                         35.59%     9.20%      13.92%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
Shareholder Fees
  Sales and redemption charges*                            1.00%
Annual Operating Expenses
   (expenses that are deducted from Fund assets)
  Management fees                                          0.40%
  Distribution (12b-1) fees                                none
  Other expenses**                                         0.27%
                                                         ------
  Total annual operating expenses                          0.67%
  Expense reimbursement                                   (0.09%)
                                                         ------
          Net Annual Fund Operating Expense***             0.58%
Annual account fee                                       $10.00

* The 1% redemption fee applies to shares redeemed within one month of purchase by selling or by exchanging into another Fund. This fee is withheld from redemption proceeds and retained by the Fund. Shares held for one month or more are not subject to the 1% redemption fee.
** Includes administration service fee which will become effective no earlier than 2/1/05.
*** The Manager has agreed to further limit the Fund's expenses at 0.58%. This limitation is guaranteed through 12/31/05.
--------------------------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 year     3 years      5 years     10 years
                  $69         $235         $413        $922


"Standard & Poor's", "S&P", and "Standard and Poor's Midcap 400 Index" are Trade marks of McGraw-Hill Cos., Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                                            Year Ended August 31,
                                                          ---------------------------------------------------------
S&P MIDCAP INDEX FUND                                         2004         2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of year                     $  17.01     $  14.60     $ 16.18     $ 20.75     $ 18.70
                                                          ---------------------------------------------------------
         INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income                                        0.13         0.12        0.05        0.17        0.22
 Net gain (loss) on securities
  (both realized and unrealized)                              1.98         2.41       (1.54)      (1.66)       6.05
                                                          ---------------------------------------------------------
   Total from investment operations                           2.11         2.53       (1.49)      (1.49)       6.27
                                                          ---------------------------------------------------------
 LESS DISTRIBUTIONS
 Dividends from net investment
  income                                                     (0.12)       (0.12)      (0.03)      (0.18)      (0.21)
 Distribution from capital gains                                --           --       (0.06)      (2.90)      (4.01)
                                                          ---------------------------------------------------------
   Total distributions                                       (0.12)       (0.12)      (0.09)      (3.08)      (4.22)
                                                          ---------------------------------------------------------
Net asset value, end of year                              $  19.00     $  17.01     $ 14.60     $ 16.18     $ 20.75
                                                          =========================================================
Total return                                                 12.44%       17.46%      (8.77)%     (6.56)%     40.44%
        RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (in 000's)                      $126,678     $103,771     $96,590     $83,293     $74,749
  Ratio of expenses to average net
   assets:
      Before expense reimbursements                           0.58%        0.58%       0.58%       0.56%       0.57%
      After expense reimbursements                            0.49%        0.46%       0.40%       0.40%       0.40%
  Ratio of net investment income to average net assets:
      Before expense reimbursements                           0.60%        0.66%       0.78%       0.84%       1.03%
             After expense reimbursements                     0.69%        0.78%       0.96%       1.00%       1.20%
  Portfolio turnover                                         12.75%        8.33%      21.73%      39.41%      46.23%

----------

--------------------------------------------------------------------------------
S&P SMALLCAP INDEX FUND
Ticker Symbol: SMCIX
--------------------------------------------------------------------------------

GOAL

Attempt to replicate the performance of small-sized U.S. companies as measured by the S&P SmallCap 600 Stock Index.

The S&P SmallCap Index Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of publicly traded common stocks of small-sized companies, as represented by the S&P SmallCap 600 Index.

PRINCIPAL STRATEGY

The S&P SmallCap 600 Index includes common stocks of 600 small U.S. companies from a broad range of industries. Standard & Poor's, the company that maintains the index, makes all determinations regarding the inclusion of stocks in the index. Each stock is weighted in proportion to its total market value.

The Fund is passively managed. It invests primarily in the stocks that make up the S&P SmallCap 600 Index so that the weighting of each stock in the portfolio approximates the index. The Manager's goal is to maintain a return correlation of at least .95 to the S&P SmallCap 600 Index (a return correlation of 1.0 is perfect). Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets in the underlying stocks. As a rule of thumb, the percentage is generally higher.

Like many index funds, the Fund may invest in futures contracts and lend securities to minimize the performance variation between the Fund and the index. This performance gap occurs because, unlike the index, the Fund must pay operating expenses and contend with the flow of cash in and out of the portfolio. While we


--------------------------------------------------------------------------------
                               SECTOR BREAKDOWNS
                            as of November 30, 2004

Industry                                                               % of Fund
Consumer Non-Durable                                                       21.1%
Banking & Fin'l Service                                                    14.5%
Manufacturing                                                              14.3%
Technology                                                                 13.2%
Consumer Cyclical                                                           9.9%
Capital Good                                                                7.7%
Energy                                                                      5.4%
Service                                                                     3.5%
Utility                                                                     3.3%
Transportation                                                              3.2%

SmallCap Stocks

The stocks that are represented in the S&PSmallCap 600 Index make up about 4% of the total market index, as measured by the S&P 1500 Index. As of September 30, 2004, the individual stocks that make up the index have market values ranging in size from $40 million to $3.5 billion. The median market value is $670 million.

Over long periods of time, small cap stocks have generally outperformed other segments of the market. In doing so, they also have more volatility in share price. While many investors believe small cap stocks are the best choice for long-term holdings, there can be no assurance that this trend will continue. expect the Fund's performance to closely represent the index, the Fund will generally underperform the index.
--------------------------------------------------------------------------------

PRINCIPAL RISKS

The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of the Fund will change. During a declining stock market, an investment in this Fund would lose money.

The Fund is primarily invested in the U.S. stock market and is designed to passively track the performance of the small cap sector. In an attempt to accurately track the performance of the S&P SmallCap 600 Index, the Fund does not intend to take steps to reduce its market exposure in any market.

Many factors will affect the performance of the stock market. Two major factors are economic and political events. The impact of positive or negative events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that lasts for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

The Fund invests in small-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company's stock or a single economic sector. However, during periods where alternative investments such as large cap stocks, mid cap stocks, bonds and money market instruments outperform small cap stocks, we expect the performance of the Fund to under-perform other mutual funds that invest in these alternative categories.

The S&P SmallCap 600 Index is a capitalization weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest companies could result in negative performance of the index and the Fund.

Although the Fund's primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the index, the Fund's performance relative to the index will change.

Some funds lend portfolio securities in order to offset expenses. The Fund has never engaged in this strategy, however, in the event that it did, there is a risk that the practice could negatively impact the share price of the Fund.

OTHER RISKS OF THE FUND

Under normal circumstances the Fund may follow a number of investment policies to achieve its objective. The Fund may invest in stock futures. Losses (or gains) involving futures can sometimes be substantial, in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. In an effort to minimize this risk, the Fund usually will not use futures for speculative purposes or as leverage. It is the Fund's policy to hold cash deposits equal or greater than the total market value of any futures position. The value of all futures and options contracts in which the Fund acquires an interest will not exceed 20% of current total assets.

IS IT RIGHT FOR YOU?

If you are looking for a diversified stock fund, this Fund may be right for you. You should be comfortable with the volatility of the stock market and the risk that your investment could decline in value.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI and on the Fund's web site at www.citfunds.com.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. It is important to remember that past performance does not accurately predict future performance.

   [The following table was depicted as a bar chart in the printed material.]

             1997    1998   1999    2000    2001      2002    2003
            24.05%  -2.91% 13.44%  10.94%   4.26%   -14.65%  37.63%


Best Quarter: 20.01% (Q4, 2001)                Worst Quarter: -20.77% (Q3, 1998)
Year to date performance as of 11/30/04: 19.22%


* Date of inception: 10/2/96

AVERAGE ANNUAL RETURNS AS OF 12/31/03                                   Since
CIT S&P SmallCap Index Fund                     1 year     5 year     Inception
---------------------------                     ------     ------     ---------

Return Before Taxe                               37.63%      9.04%        9.46%
Return After Taxes on Distributions              37.40%      8.28%        8.54%
Return After Taxes on Distributions and
Sale of Fund Shares                              31.97%      7.45%        7.76%
-------------------------------------------------------------------------------
S&P SmallCap 600 Index                           38.77%      9.67%       10.52%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
Shareholder Fees
  Sales and redemption charges*                                1.00%
Annual Operating Expenses
   (expenses that are deducted from Fund assets)
  Management fees                                              0.50%
  Distribution (12b-1) fees                                    none
  Other expenses**                                             0.41%
                                                             ------
  Total annual operating expenses                              0.91%
  Expense reimbursement                                       (0.17%)
                                                             ------
          Net Annual Fund Operating Expense***                 0.74%

* The 1% redemption fee applies to shares redeemed within one month of purchase by selling or by exchanging into another Fund. This fee is withheld from redemption proceeds and retained by the Fund. Shares held for one month or more are not subject to the 1% redemption fee.
** Includes administration service fee which will become effective no earlier than 2/1/05.
*** The Manager has agreed to further limit the Fund's expenses at 0.74%. This limitation is guaranteed through 12/31/05.
--------------------------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                1 year      3 years     5 years      10 years
                 $76          $273        $487        $1,104


"Standard & Poor's", "S&P", and "Standard and Poor's SmallCap 600 Index" are trade marks of Standard and Poor's Corporation and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                                           Year Ended August 31,
                                                         -------------------------------------------------------
S&P SMALLCAP INDEX FUND                                     2004        2003        2002        2001        2000
----------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                   $ 14.07     $ 11.60     $ 12.89     $ 14.09     $ 11.46
                                                         -------------------------------------------------------
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income                                      0.04        0.03        0.03        0.11        0.12
 Net gain (loss) on securities (both
   realized and unrealized)                                 1.92        2.51       (1.28)      (0.55)       3.14
                                                         -------------------------------------------------------
    Total from investment operations                        1.96        2.54       (1.25)      (0.44)       3.26
                                                         -------------------------------------------------------
 LESS DISTRIBUTIONS
  Dividends from net investment
   income                                                  (0.04)      (0.03)      (0.04)      (0.12)      (0.10)
 Distributions from capital gains                          (0.14)      (0.04)         --       (0.64)      (0.53)
                                                         -------------------------------------------------------
   Total distributions                                     (0.18)      (0.07)      (0.04)      (0.76)      (0.63)
                                                         -------------------------------------------------------
Net asset value, end of period                           $ 15.85     $ 14.07     $ 11.60     $ 12.89     $ 14.09
                                                         =======================================================
Total Return                                               13.93%      22.04%      (9.69)%     (2.59)%     29.63%
        RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in 000's)                    $20,742     $18,526     $15,813     $14,226     $12,863
 Ratio of expenses to average net
   assets:
           Before expense reimbursements                    0.82%       0.88%       0.88%       0.92%       1.00%
      After expense reimbursements                          0.65%       0.65%       0.65%       0.65%       0.65%
 Ratio of net investment income to average net assets:
           Before expense reimbursements                    0.09%       0.08%       0.00%       0.54%       0.58%
      After expense reimbursements                          0.26%       0.31%       0.23%       0.81%       0.93%
 Portfolio Turnover                                        14.60%      16.51%      17.64%      41.91%      37.21%

----------

--------------------------------------------------------------------------------
EQUITY INCOME FUND
Ticker Symbol: EQTIX
--------------------------------------------------------------------------------

GOAL

Achieve a high level of income and capital appreciation (when consistent with high income) by investing primarily in income-producing U.S. equity securities.

The Equity Income Fund is a diversified mutual fund that seeks a high level of current income by investing primarily in income producing equity securities. As a secondary objective, the Fund will also consider the potential for price appreciation when consistent with seeking current income.

PRINCIPAL STRATEGY

In order to meet the investment goal, the Fund invests primarily in securities which generate a relatively high level of dividend income and have potential for capital appreciation. These securities will generally be stocks of medium and large U.S. corporations. It is the Fund's policy that under normal circumstances it will invest at least 80% of its total assets (65% if total assets are less than $25 million) in stocks. Although the Fund will attempt to invest as much of its assets as is practical in income-producing stocks, the Fund may maintain a reasonable position in high-quality, short-term debt securities and money market instruments to meet redemption requests and other liquidity needs.

The Fund will invest in futures contracts when the Manager wishes to remain fully invested in the market. Utilizing futures allows the Manager to maintain a high percentage of the portfolio in the market while maintaining cash for liquidity needs.

PRINCIPAL RISKS

The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of the Fund will change. During a declining stock market, an investment in this Fund would lose money.


--------------------------------------------------------------------------------
                               SECTOR BREAKDOWNS
                            as of November 30, 2004

Industry                                                               % of Fund
Banking & Financial Service                                                23.6%
Consumer Non-Durable                                                       16.9%
Energy                                                                      8.7%
Consumer Cyclical                                                           7.9%
Utility                                                                     6.4%
Manufacturing                                                               5.1%
Technology                                                                  3.6%
Service                                                                     2.9%
Capital Good                                                                2.0%

Value Stocks

The Fund invests primarily in value stocks and stocks that, in the opinion of the Manager, have attractive yield and/or capital appreciation opportunities. "Value stock" is a generic term and has many definitions in the market place. Generally, it is used to describe a stock that an investor considers to have a low price relative to other stocks. Among others, common characteristics of a value stock may include a high dividend yield, low price-earnings ratio and/or low price-to-book ratio relative to a specific market index or another stock.

The Fund is made up of stocks from diverse industries. The table above gives you a general idea of the exposure to specific sectors as of November 30, 2004.
--------------------------------------------------------------------------------

The Fund is primarily invested in U.S. value stocks and is designed to provide a dividend yield as well as potential for capital appreciation. At times the Fund may hold a concentrated position in the banking and financial sector, therefore the Fund's performance may be significantly impacted by the performance of this sector.

Many factors will affect the performance of the stock market. Two major factors are economic and political events. The impact of positive or negative events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

The Fund invests in large and medium-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company's stock or a single economic sector. However, during periods where alternative investments such as growth stocks, small cap stocks, bonds and money market instruments outperform value stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

The Fund's primary risks are associated with changes in the stock market, however, there are other risks associated with the Fund. For example, the Fund may invest in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts owned by the Fund do not perform well, the Fund's performance will be impacted.

Some mutual funds are able to lend portfolio securities in order to offset expenses. The Fund has never engaged in this strategy, however, in the event that it did, there is a risk that the practice could negatively impact the net assets value of the Fund.

OTHER RISKS OF THE FUND

Under normal circumstances the Fund may follow a number of investment policies to achieve its objective. The Fund may invest in stock futures. Losses (or gains) involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. In an effort to minimize this risk, the Fund usually will not use futures for speculative purposes or as leverage. It is the Fund's policy to hold cash deposits equal or greater than the total market value of any futures position. The value of all futures and options contracts in which the Fund acquires an interest will not exceed 20% (35% if under $25 million in total net assets) of current total assets.

IS IT RIGHT FOR YOU?

If you are looking for a conservative, value oriented stock fund, this Fund may be right for you. You should be comfortable with the changing values of the stock market and the risk that your investment could decline in value.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI and on the Fund's web site at www.citfunds.com.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. It is important to remember that past performance does not accurately predict future performance.

   [The following table was depicted as a bar chart in the printed material.]

             1997    1998   1999    2000    2001      2002    2003
            29.29%  13.15%  3.19%  -1.19%  -5.81%   -12.63%  27.50%


Best Quarter: 17.08% (Q4, 1998)                Worst Quarter: -14.56% (Q3, 1998)
Year to date performance as of 11/30/04: 12.02%


Date of inception: 9/4/96

AVERAGE ANNUAL RETURNS AS OF 12/31/03                                  Since
CIT Equity Income Fund                           1 year    5 year    Inception
----------------------                           ------    ------    ---------

Return Before Taxes                               27.50%     1.50%     7.93%
Return After Taxes on Distributions               27.26%     0.68%     6.70%
Return After Taxes on Distributions and
Sale of Fund Shares                               23.35%     0.82%     6.18%
-------------------------------------------------------------------------------
S&P/BARRA Value Index                             31.76%     1.94%     8.86%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
Shareholder Fees
  Sales and redemption charges *                            1.00%
Annual Operating Expenses
   (expenses that are deducted from Fund assets)
  Management fees                                           0.50%
  Distribution (12b-1) fees                                 none
  Other expenses**                                          0.49%
                                                          ------
  Total annual operating expenses                           0.99%
  Expense reimbursement                                    (0.10%)
                                                          ------
          Net Annual Fund Operating Expense***              0.89%

* The 1% redemption fee applies to shares redeemed within one month of purchase by selling or by exchanging into another Fund. This fee is withheld from redemption proceeds and retained by the Fund. Shares held for one month or more are not subject to the 1% redemption fee.
** Includes administration service fee which will become effective no earlier than 2/1/05.
*** The Manager has agreed to further limit the Fund's expenses at 0.89%. This limitation is guaran- teed through 12/31/05.
--------------------------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                1 year      3 years      5 years       10 years
                  91         $305         $537          $1,204


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                                         Year Ended August 31,
                                                         ----------------------------------------------------
EQUITY INCOME FUND                                          2004       2003       2002       2001        2000
-------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                   $ 12.32     $11.38     $12.21     $14.81     $ 14.38
                                                         ----------------------------------------------------
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income                                      0.20       0.15       0.17       0.28        0.36
 Net gain (loss) on securities (both
   realized and unrealized)                                 1.70       0.94      (0.83)     (2.46)       0.76
                                                         ----------------------------------------------------
    Total from investment operations                        1.90       1.09      (0.66)     (2.18)       1.12
                                                         ----------------------------------------------------
 LESS DISTRIBUTIONS
  Dividends from net investment
   income                                                  (0.15)     (0.15)     (0.17)     (0.39)      (0.27)
 Distributions from capital gains                             --         --         --      (0.03)      (0.42)
                                                         ----------------------------------------------------
   Total distributions                                     (0.15)     (0.15)     (0.17)     (0.42)      (0.69)
                                                         ----------------------------------------------------
Net asset value, end of period                           $ 14.07     $12.32     $11.38     $12.21     $ 14.81
                                                         ====================================================
Total Return                                               15.51%      9.77%     (5.46)%   (14.94)%      8.23%
        RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in 000's)                    $13,137     $9,818     $8,261     $8,794     $11,813
 Ratio of expenses to average net
   assets:
            Before expense reimbursements                   0.90%      0.95%      0.91%      0.94%       0.98%
      After expense reimbursements                          0.80%      0.80%      0.80%      0.80%       0.80%
 Ratio of net investment income to average net assets:
            Before expense reimbursements                   1.04%      1.24%      1.33%      1.96%       2.49%
      After expense reimbursements                          1.14%      1.39%      1.44%      2.10%       2.67%
 Portfolio Turnover                                        14.43%     30.01%     69.43%     73.50%      38.34%

----------

--------------------------------------------------------------------------------
NASDAQ-100 INDEX FUND
Ticker symbol: NASDX
--------------------------------------------------------------------------------

GOAL

Attempt to replicate the performance of the largest non-financial companies as measured by the Nasdaq-100 Index(R).

PRINCIPAL STRATEGY

The Fund is managed passively in that the Manager is seeking to replicate the performance of the Nasdaq-100 Index(R). To do this, the Fund invests primarily in the stocks comprising this index. The Fund will attempt to buy stocks so that the holdings in the portfolio approximate those of the Nasdaq-100 Index(R). The Manager's goal is to maintain a return correlation of at least 0.95 to the Nasdaq-100 Index(R) (a return correlation of 1.0 is perfect). Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets in the stocks comprising the index.

The Fund may invest in securities issued by other investment companies if those companies invest in securities consistent with the Fund's investment objective and policies.

Like most index funds, the Fund may invest in futures contracts. The Fund generally maintains some short-term securities and cash equivalents in the portfolio to meet redemptions and needs for liquidity. The Manager will typically buy futures contracts so that the market value of the futures contracts is as close to the cash balance as possible. This helps minimize the tracking error of the Fund.

PRINCIPAL RISKS

The stock markets go up and down every day. As with any investment whose performance is linked to these markets, the value of your investment in the Fund will fluctuate. If the Fund's value drops during the period in which you hold the Fund, you could lose money. The Fund primarily invests in U.S. stocks and is designed to track the overall performance of the Nasdaq-100 Index(R). In an attempt to accurately represent the Index, the Fund will typically not take steps to reduce its market exposure so that in a declining market, the Manager will not take steps to minimize the exposure of the Fund.

Many factors will affect the performance of the stock markets. Two major factors that may have both a positive and negative effect on the


--------------------------------------------------------------------------------
                            The Nasdaq-100 Index(R)
                            As of November 30, 2004

The Nasdaq-100 Index(R) is made up of the 100 largest non-financial stocks traded on the Nasdaq Stock Market. The stocks that make up this index are currently heavily weighted in the technology sector. Because of the concentration in a specific sector, high volatility or poor performance of the sector will directly affect the Fund's performance.

The individual stocks that make up the index have total market values ranging in size from $2.3 billion to $284 billion, with a median of $7.6 billion.
--------------------------------------------------------------------------------
stock markets are economic and political events. These effects may be short-term by causing a change in the market that is corrected in a year or less; or they may have long-term impacts which may cause changes in the market that may last for many years. Some factors may affect changes in one sector of the economy or one stock, but don't have an impact on the overall market. The particular sector of the economy or the individual stock may be affected for a short or long-term. The Fund invests in the largest, non-financial companies that are traded on the Nasdaq Stock Market. They may comprise various sectors of the economy, but are currently concentrated in the technology sector. During periods in which the Nasdaq-100 Index underperforms alternative investments such as bond, money market and alternative stock sectors, the Manager expects the Fund to underper-form other mutual funds that invest in these alternative categories.

The Nasdaq-100 Index is subject to concentration risk. First, it is a modified-capitalization weighted index, meaning that except for some modifications, companies are weighted based on their size. Thus, poor performance of the largest companies could result in negative performance of the index and the Fund. Additionally, the significant concentration of technology stocks makes the Fund's performance particularly sensitive to this specific sector. Negative performance in the technology sector will result in negative fund performance.

OTHER RISKS OF THE FUND

The Fund's primary risks are associated with changes in the stock market, however, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If the futures contracts owned by the Fund do not track the index, the Fund's performance relative to the index will change. Some mutual funds are able to lend portfolio securities in order to offset expenses. The Fund does not expect to engage in this strategy; however, in the event that it did, there is a slight risk that this practice could negatively impact the net assets value of the Fund.

IS THE FUND RIGHT FOR YOU?

If you are looking for a growth stock fund, this fund may be right for you. You should be comfortable with the changing values of the stock market and the risk that your investment could decline in value. Historically, the index has shown more volatility in comparison to other broader benchmarks such as the S&P 500 Index.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI and on the Fund's web site at www.citfunds.com.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. It is important to remember that past performance does not accurately predict future performance.

   [The following table was depicted as a bar chart in the printed material.]

                    2001         2002          2003
                  -33.36%      -37.41%        48.21%


Best Quarter: 35.02% (Q4, 2001) Worst Quarter: -36.55% (Q3, 2001)
Year to date performance as of 11/30/04: 6.45%


Date of inception: 1/18/00

AVERAGE ANNUAL RETURNS AS OF 12/31/03                              Since
Nasdaq-100 Index Fund                                1 year      Inception
---------------------                                ------      ---------
Return Before Taxes                                   48.21%       -21.71%
Return After Taxes on Distributions                   48.21%       -21.87%
Return After Taxes on Distributions and
Sale of Fund Shares                                   40.98%       -17.30%
--------------------------------------------------------------------------
Nasdaq-100 Index                                      49.48%       -20.81%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
Shareholder Fees
  Sales and redemption charges *                              1.00%
Annual Operating Expenses
   (expenses that are deducted from Fund assets)
  Management fees                                             0.50%
  Distribution (12b-1) fees                                   none
  Other expenses**                                            0.50%
                                                            ------
  Total annual operating expenses                             1.00%
  Expense reimbursement                                      (0.26%)
                                                            ------
          Net Annual Fund Operating Expense***                0.74%

* The 1% redemption fee applies to shares redeemed within one month of purchase by selling or by exchanging into another fund. This fee is withheld from redemption proceeds and retained by the Fund. Shares held for one month or more are not subject to the 1% redemption fee.
** Includes administration service fee which will become effective no earlier than 2/1/05.
*** The Manager has agreed to further limit the Fund's expenses at 0.74%. This limitation is guaran- teed through 12/31/05.
--------------------------------------------------------------------------------


Nasdaq(R), Nasdaq-100(R) and Nasdaq-100 Index(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are referred to as the "Corporations") and are licensed for use by the Fund. The Fund has not been passed on by the Corporations as to its legality or suit ability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no express or implied warranties, and disclaim all warranties including all warranties of merchantability or fitness for a particular purpose with respect to the Fund/Index (meaning the Index, the Fund, theiruse, the results to be obtained from theiruse, orany data included therein). The Corporations shall have no liability for any damages, claims, losses, or expenses with respect to the Fund/Index. The Corporations shall have no liability for any lost profits or special, punitive, incidental, indirect, or consequential damages, even if notified of the possibility of such damages.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


             1 year      3 years       5 years       10 years
              $76         $293          $527          $1,201


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                                                                    January 18,
                                                                                                       2000* to
                                                                      Year Ended August 31,          August 31,
NASDAQ-100 INDEX FUND                                       2004        2003       2002        2001        2000
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  3.41     $  2.41     $ 3.75     $ 10.67     $ 10.00
                                                         ------------------------------------------------------
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income                                     (0.01)      (0.01)     - (a)        0.05        0.03
 Net gain on securities (both
   realized and unrealized)                                 0.06        1.01      (1.33)      (6.84)       0.67
                                                         ------------------------------------------------------
      Total from investment operations                      0.05        1.00      (1.33)      (6.79)       0.70
                                                         ------------------------------------------------------
 LESS Dividends DISTRIBUTIONS from net                        --          --      (0.01)      (0.08)      (0.03)
investment income
  Distributions from capital gains                            --          --         --       (0.05)         --
                                                         ------------------------------------------------------
      Total distributions                                     --          --      (0.01)      (0.13)      (0.03)
                                                         ------------------------------------------------------
Net asset value, end of period                           $  3.46     $  3.41     $ 2.41     $  3.75     $ 10.67
                                                         ======================================================
Total Return                                                1.47%      41.49%    (35.61)%    (64.26)%      7.02%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in 000's)                    $14,349     $14,928     $9,191     $11,390     $14,498
 Ratio of expenses to average net
    assets:
       Before expense reimbursements                        0.91%       1.05%      0.99%       0.90%       0.99%**
        After expense reimbursements                        0.65%       0.65%      0.64%       0.65%       0.65%**
 Ratio of net investment income to average net assets:
       Before expense reimbursements                       (0.62)%     (0.80)%    (0.45)%      0.14%       0.54%**
        After expense reimbursements                       (0.36)%     (0.40)%    (0.10)%      0.39%       0.88%**
 Portfolio Turnover                                         8.82%       8.64%      4.18%      13.82%       0.62%

----------
*     Commencement of operations.
**    Annualized.
(a)   Represents less than $0.01 per share. 35

--------------------------------------------------------------------------------
EUROPEAN GROWTH & INCOME FUND
Ticker Symbol: EUGIX
--------------------------------------------------------------------------------

GOAL

Provide long-term capital appreciation and income by investing in large-sized European companies.

PRINCIPAL STRATEGY

The Fund seeks to invest primarily in the stocks of large-sized companies located in Europe. In selecting securities, the Fund attempts to use the Dow Jones European Stoxx 50 Index as a target portfolio and a basis for selecting investments. Most companies considered for the Fund will have market capitalizations of at least $10 billion (U.S. dollars).

The Fund invests principally using American Depository Receipts, commonly referred to as ADRs. ADRs are traded on U.S. stock exchanges and are available for some, but not all securities that make up the target portfolio. If a company that is in the target portfolio does not have an ADR available on a U.S. exchange or if, in the Manager's opinion, the Fund is better served, the Manager will invest in ADRs of other companies that the Manager believes best serve the Fund and its investors.

The Fund is not considered an index fund because it will not attempt to precisely track the performance or invest in securities that make up the Dow Jones European Stoxx 50 Index. However, similar to index funds, the Fund will generally remain fully invested and its performance will track the Dow Jones European Stoxx 50 Index to the extent that the Fund is successful in investing in the companies that make up the index. Additionally, the Manager will attempt to minimize portfolio turnover.

Under normal circumstances, it is the Fund's policy to invest 80% of its total assets in ADRs of companies located in Europe. At the Manager's option, the Manager may elect to purchase futures contracts and/or options to attempt to remain fully invested in the markets. This percentage of futures and/or options held in the portfolio will typically not exceed the cash (or cash equivalents) balance of the Fund.

PRINCIPAL RISKS

The stock markets go up and down every day. As with any investment whose performance is linked to these markets, the value of your investment in the Fund will fluctuate. If the Fund's value drops during the period in which you hold the Fund, you could lose money.


Although the Fund pricipally invests in ADRs which are traded in U.S. denominations on U.S. stock markets, there is still some underlying foreign investment risk. For example, because foreign companies operate differently than U.S. companies, the Fund may encounter risks not typically associated with those of U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and procedures as required from U.S. companies; and their stocks may not be as liquid as the stocks of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns of the Fund.


When investing in an international fund such as this Fund, there is always country risk, which is the chance that a country's economy will be hurt by political troubles, financial problems, or natural disasters.

There is also currency risk which is the chance that returns will be hurt by a rise in the value of one currency against the value of another.

There is also liquidity risk with ADRs, some of which may have a low daily trading volume. In the event the Fund is forced to liquidate its holdings of an ADR with limited trading volume, it is likely that the Fund would be forced to sell the ADR at a price lower than what it might otherwise receive.

OTHER RISKS OF THE FUND

Under normal circumstances the Fund may follow a number of investment policies to achieve its objective. The Fund may invest in futures contracts and options. Losses (or gains) involving futures and options can sometimes be substantial, in part because a relatively small price movement in a futures contract or an option may result in an immediate and substantial loss (or gain) for the Fund. In an effort to minimize this risk, the Fund usually will not use futures or options for speculative purposes or as leverage. It is the Fund's policy to hold cash deposits equal to or greater than the total market value of any futures and/or options position. The value of all futures contracts and/or options in which the Fund acquires an interest will not exceed 20% of current total assets.

IS THE FUND RIGHT FOR YOU?

The Fund may be a suitable investment for you if you wish to add an international stock fund to your existing holdings, which could include other stock, bond and money market investments. You should be willing to accept the additional risks associated with international investments.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI and on the Fund's web site at www.citfunds.com.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. It is important to remember that past performance does not accurately predict future performance.

   [The following table was depicted as a bar chart in the printed material.]

                    2001                 2002                 2003
                  -19.62%              -20.55%                35.22%


Best Quarter: 19.05% (Q4, 2003)                Worst Quarter: -21.35% (Q3, 2002)
Year to date performance as of 11/30/04: 10.34%


Date of inception: 1/18/00

AVERAGE ANNUAL RETURNS AS OF 12/31/03                               Since
European Growth & Income Fund                         1 year      Inception
-----------------------------                         ------      ---------
Return Before Taxes                                    35.22%       -6.06%
Return After Taxes on Distributions                    34.90%       -6.44%
Return After Taxes on Distributions and
Sale of Fund Shares                                    29.88%       -5.28%
--------------------------------------------------------------------------
Dow Jones Stoxx 50 Index                               36.90%       -6.64%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
Shareholder Fees
  Sales and redemption charges*                              1.00%
Annual Operating Expenses
   (Expenses that are deducted from Fund Assets)
  Management fees                                            0.85%
  Distribution (12b-1) fees                                  none
  Other expenses**                                           0.96%
                                                            -----
  Total annual operating expense                             1.81%
  Expense reimbursement                                     (0.81%)
                                                            -----
          Net Annual Fund Operating Expense***               1.00%

* The 1% redemption fee applies to shares redeemed within one month of purchase by selling or by exchanging into another fund. This fee is withheld from redemption proceeds and retained by the Fund. Shares held for one month or more are not subject to the 1% redemption fee.
** Includes administration service fee which will become effective no earlier than 2/1/05.
*** The Manager has agreed to further limit the Fund's expenses at 1.00%. This limitation is guaranteed through 12/31/05.
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


           1 year          3 years           5 years          10 years
            $102             $318              $552            $1,225


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                                                                January 18,
                                                                                                  2000* to
                                                                 Year Ended August 31,           August 31,
EUROPEAN GROWTH & INCOME FUND                            2004        2003       2002       2001       2000
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $ 6.18      $ 5.80     $ 7.13     $ 9.59     $10.00
                                                       ---------------------------------------------------
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income                                   0.16        0.11       0.10       0.08       0.09
 Net loss on securities (both
   realized and unrealized)                              0.89        0.35      (1.34)     (2.46)     (0.45)
                                                       ---------------------------------------------------
      Total from investment operations                   1.05        0.46      (1.24)     (2.38)     (0.36)
                                                       ---------------------------------------------------
 LESS DISTRIBUTIONS
  Dividends from net investment income                  (0.13)      (0.08)     (0.09)     (0.08)     (0.05)
  Distributions from capital gains                         --          --         --         --         --
                                                       ---------------------------------------------------
      Total distributions                               (0.13)      (0.08)     (0.09)     (0.08)     (0.05)
                                                       ---------------------------------------------------
Net asset value, end of period                         $ 7.10      $ 6.18     $ 5.80     $ 7.13     $ 9.59
                                                       ===================================================
Total Return                                            17.04%       8.17%    (17.50)%   (24.87)%    (3.59)%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in 000's)                  $3,923      $3,364     $2,357     $2,106     $1,505
 Ratio of expenses to average net
    assets:
       Before expense reimbursements                     1.72%       1.99%      1.99%      2.17%      3.99%**
        After expense reimbursements                     0.95%       0.95%      0.95%      0.95%      0.95%**
 Ratio of net investment loss to average net assets:
       Before expense reimbursements                     1.17%       0.83%      0.30%     (0.18)%    (1.53)%**
        After expense reimbursements                     1.94%       1.87%      1.34%      1.04%      1.51%**
 Portfolio Turnover                                      2.01%       0.00%      9.70%     19.75%    114.30%

----------
*     Commencement of operations.
**    Annualized.

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND
Ticker Symbol: CAUSX
--------------------------------------------------------------------------------

GOAL

Seek liquidity, safety from credit risk and as high a level of income as is consistent with these objectives by investing in full faith and credit obligations of the U.S. government and its agencies or instrumentalities, primarily Government National Mortgage Association Certificates ("GNMA").

PRINCIPAL STRATEGY

The Fund invests primarily in high-quality bonds whose interest is guaranteed by the full faith and credit of the United States government and its agencies or instrumentalities.

WHAT IS THE MANAGER'S APPROACH?

The Manager selects securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments. Generally, the Manager selects a balance between treasury bonds and GNMA securities in an attempt to maximize the overall performance of the Fund. In managing the portfolio, a number of factors are considered including general market and economic conditions and their likely effects on the level and term-structure of interest rates, yield spreads, and mortgage prepayment rates on GNMA pass-through securities. While income is the most important part of return over time, the total return for a bond fund includes both income and price losses and gains. Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets in securities issued by the U.S. government and its agencies or instrumentalities, but as a general rule the percentage is much higher.

PRINCIPAL RISKS

The Fund is subject to several risks, any of which could cause the Fund to lose money.

These include:

Interest rate risk, which is the chance that bond prices overall will decline over short and long-term periods due to rising interest rates. This is the primary risk of this Fund.

Income risk, which is the chance that declining interest rates will reduce the amount of income paid by the Fund over long periods of time.


Call risk, which is the chance that during declining interest rates, the bond issuer will call or prepay a high-yielding bond before the bond's maturity date. This would force the Fund to purchase lower yielding bonds which would reduce the income generated from the portfolio and could potentially result in capital gains paid out by the Fund.

Prepayment risk is similar to call risk. In the case of GNMA securities, payments to the Fund are based on payments from the underlying mortgages. During periods where homeowners refinance their mortgages, these securities are paid off and the Fund may have to reinvest the principal in lower yielding securities. This would reduce the income generated from the portfolio.


Manager risk, which is the chance that poor security selection will cause the Fund to underperform other mutual funds with similar investment objectives.


The Fund invests in intermediate and long-term fixed income securities. During periods where alternative investments such as stocks and money market instruments out perform bonds, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.


IS IT RIGHT FOR YOU?

If you are looking for a conservative income fund, this Fund may be right for you. You should be comfortable with the changing values of the bond market and the risk that your investment could decline in value.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI and on the Fund's web site at www.citfunds.com.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark indices. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.It is important to remember that past performance does not accurately predict future performance.

   [The following table was depicted as a bar chart in the printed material.]

   1994   1995   1996   1997    1998   1999    2000    2001    2002    2003
  -6.99% 23.35% -0.48%  9.33%  12.08% -4.94%  12.96%   4.63%   8.97%   1.74%

Best Quarter: 7.33% (Q2, 1989)          Worst Quarter: -5.89% (Q1,%1996)


Year to date performance as of 11/30/04: 2.90%
Date of inception: 12/4/85


AVERAGE ANNUAL RETURNS AS OF 12/31/03
US Government Securities Fund                  1 year     5 years     10 years
-----------------------------                  ------     -------     --------
Return Before Taxes                              1.74%       4.49%        5.71%
Return After Taxes on Distributions              1.12%       2.57%        3.34%
Return After Taxes on Distributions and
Sale of Fund Shares                              1.47%       2.72%        3.42%
-------------------------------------------------------------------------------
Lehman Brothers Treasury Index                   2.25%       6.12%        6.55%
Lehman Brothers GNMA Treasury Index              2.83%       6.49%        6.63%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
Shareholder Fees
  Sales and redemption charges*                             1.00%
Annual Operating Expenses
   (expenses that are deducted from Fund assets)
  Management fees                                           0.50%
  Distribution (12b-1) fees                                 none
  Other expenses**                                          0.32%
                                                           -----
  Total annual operating expenses                           0.82%
  Expense reimbursement                                    (0.08%)
                                                           -----
          Net Annual Fund Operating Expense***              0.74%

* The 1% redemption fee applies to shares redeemed within one month of purchase by selling or by exchanging into another fund. This fee is withheld from redemption proceeds and retained by the Fund. Shares held for one month or more are not subject to the 1% redemption fee.
** Includes administration service fee which will become effective no earlier than 2/1/05.
*** The Manager has agreed to further limit the Fund's expenses at 0.74%. This limitation is guaranteed through 12/31/05.
--------------------------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


         1 year            3 years            5 years           10 years
          $76               $254               $447              $1,006

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                            Year Ended August 31,
                                          -------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND              2004        2003        2002        2001        2000
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year        $ 10.56     $ 10.73     $ 10.77     $ 10.33     $ 10.24
                                          -------------------------------------------------------
  INCOME FROM INVESTMENT
    OPERATIONS
     Net Investment Income                   0.35        0.35        0.50        0.58        0.58
     Net gain (loss) on securities
      (both realized and unrealized)         0.09       (0.08)       0.19        0.42        0.14
                                          -------------------------------------------------------
       Total from investment operations      0.44        0.27        0.69        1.00        0.72
                                          -------------------------------------------------------
     LESS DISTRIBUTIONS
     Dividends from net investment
       income                               (0.32)      (0.44)      (0.59)      (0.56)      (0.58)
     Distributions from capital gains       (0.08)         --       (0.14)         --       (0.05)
                                          -------------------------------------------------------
       Total distributions                  (0.40)      (0.44)      (0.73)      (0.56)      (0.63)
                                          -------------------------------------------------------
Net asset value, end of year              $ 10.60     $ 10.56     $ 10.73     $ 10.77     $ 10.33
                                          =======================================================
Total Return                                 4.23%       2.52%       6.65%       9.94%       7.35%
RATIOS/SUPPLEMENTAL DATA
Net Assets, end of year ( in 000's)       $27,454     $31,585     $33,275     $27,265     $24,476
  Ratio of expenses to average net
    assets:
      Before expense reimbursements          0.75%       0.71%       0.71%       0.71%       0.72%
      After expense reimbursements           0.65%       0.65%       0.65%       0.65%       0.65%
  Ratio of net investment income to
    average net assets
      Before expense reimbursements          2.92%       3.22%       4.59%       5.32%       5.82%
      After expense reimbursements           3.02%       3.28%       4.65%       5.38%       5.89%
    Portfolio Turnover                     103.98%      39.29%     150.35%     209.58%     184.60%

----------

--------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT BOND FUND
Ticker symbol: STUSX
--------------------------------------------------------------------------------

GOAL

Seek liquidity, safety from credit risk, preservation of investors principal and has a high level of income as is consistent with these objectives by investing in mainly U.S. government securities.

PRINCIPAL STRATEGY


The Fund typically invests in short and intermediate-term fixed income securities whose principal and interest are backed by the full faith and credit of the U.S. Federal Governmentand its agencies or instrumentalities. The Manager will invest at least 80% of the Fund's assets in securities issued by the U.S. government and its agencies or intrumentalities. In addition, the Manager may invest in higher yielding securities which are not backed by the full faith and credit of the U.S. Federal Government. The Fund intends to maintain an average duration between 0 and 3 years in an effort to reduce share price volatility.


WHAT IS THE MANAGER'S APPROACH?


The Manager selects securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments. The Manager's investments will typically consist of full faith and credit obligations of the U.S. Federal Government and its agencies or instrumentalities, as well as other securities which the Manager believes will enhance the Fund's total return. The Manager considers a number of factors, including general market and economic conditions, to balance the portfolio. While income is the most important part of return over time, the total return from a bond or note includes both income and price gains or losses. The Fund's focus on income does not mean it invests only in the highest-yielding securities available, or that it can avoid losses of principal.


PRINCIPAL RISKS

This Fund tends to be conservative in nature. However, it is subject to several risks, any of which could cause the Fund to lose money. These include: Interest rate risk, which is the chance that bond prices overall will decline over short and long-term periods due to rising interest rates.

Income risk, which is the chance that declining interest rates will reduce the amount of income paid by the Fund. Income risk is generally moderate for short and intermediate-term bonds.

Call risk, which is the chance that during declining interest rates, the bond issuer will call or prepay a high-yielding bond before the bond's maturity date. This would force the Fund to purchase lower yielding bonds which would reduce the income generated from the portfolio and could potentially result in capital gains paid out by the Fund.


Prepayment risk is similar to call risk. In the case of GNMA securities, payments to the Fund are based on payments from the underlying mortgages. During periods where homeowners refinance their mortgages, these securities are paid off and the Fund may have to reinvest the principal in lower yielding securities. This would reduce the income generated from the portfolio.


Manager risk, which is the chance that the Manager's security selection strategy may cause the Fund to underperform other mutual funds with similar investment objectives.

IS THE FUND RIGHT FOR YOU?

The Fund may be suitable for you if you have a short to intermediate-term investment horizon and want to earn dividend income from your investment. The Fund may be appropriate for investors in regular accounts and retirement accounts who want to avoid credit risk but are comfortable with some volatility of the Fund's share price.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI and on the Fund's web site at www.citfunds.com.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark indices. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. It is important to remember that past performance does not accurately predict future performance.

                2001               2002               2003
                6.36%              2.99%              1.00%


Best Quarter: 2.79% (Q3, 2001)                  Worst Quarter: 0.78% (Q2, 2004)
Year to date performance as of 11/30/04: 0.05%


Date of inception: 1/18/00

AVERAGE ANNUAL RETURNS AS OF 12/31/03                            Since
Short-Term U.S. Government Bond Fund                 1 year    Inception
------------------------------------                 ------    ---------
Return Before Taxes                                   1.00%       4.39%
Return After Taxes on Distributions                   0.79%       2.89%
Return After Taxes on Distributions and
Sale of Fund Shares                                   0.85%       2.84%
-----------------------------------------------------------------------
Lehman 1-3 yr. Treasury Index                         1.89%       6.08%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
Shareholder Fees
  Sales and redemption charges                                 none
Annual Operating Expenses
   (expenses that are deducted from Fund assets)
  Management fees                                              0.50%
  Distribution (12b-1) fees                                    none
  Other expenses*                                              0.42%
                                                              -----
  Total annual operating expense                               0.92%
  Expense reimbursement                                       (0.33%)
                                                              -----
          Net Annual Fund Operating Expense**                  0.59%

* Includes administration service fee which will become effective no earlier than 2/1/05.
** The Manager has agreed to further limit the Fund's expenses at 0.59%. This limitation is guaranteed through 12/31/05.
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 year      3 years      5 years      10 years
                  $60         $260          $477        $1,101


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                                                                          January 18,
                                                                                                             2000* to
                                                                         Year Ended August 31,             August 31,
SHORT-TERM U.S. GOVT. BOND FUND                              2004         2003         2002         2001        2000
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 10.11      $ 10.17      $ 10.24      $ 10.05      $10.00
                                                          ----------------------------------------------------------
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income                                       0.11         0.18         0.30         0.53        0.36
 Net gain on securities (both
   realized and unrealized)                                    --        (0.06)        0.09         0.21        0.05
                                                          ----------------------------------------------------------
     Total from investment operations                        0.11         0.12         0.39         0.74        0.41
                                                          ----------------------------------------------------------
 LESS DISTRIBUTIONS
  Dividends from net investment income                      (0.12)       (0.18)       (0.30)       (0.55)      (0.36)
  Distributions from capital gains                          (0.01)          --        (0.16)          --          --
                                                          ----------------------------------------------------------
      Total distributions                                   (0.13)       (0.18)       (0.46)       (0.55)      (0.36)
                                                          ----------------------------------------------------------
Net asset value, end of period                            $ 10.09      $ 10.11      $ 10.17      $ 10.24      $10.05
                                                          ==========================================================

Total Return                                                 1.06%        1.17%        3.90%        7.58%       4.15%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in 000's)                     $15,098      $21,500      $10,942      $11,623      $5,432
 Ratio of expenses to average net
    assets:
       Before expense reimbursements                         0.80%        0.80%        0.82%        0.86%       1.26%**
       After expense reimbursements                          0.50%        0.49%        0.43%        0.30%       0.09%**
 Ratio of net investment income to average net assets:
       Before expense reimbursements                         0.85%        1.35%        2.57%        4.63%       5.02%**
       After expense reimbursements                          1.15%        1.66%        2.96%        5.19%       6.19%**
 Portfolio Turnover                                         62.58%       74.45%      119.61%       64.56%         --

----------
*     Commencement of operations.
**    Annualized.

--------------------------------------------------------------------------------
THE UNITED STATES TREASURY TRUST
Ticker Symbol: UTSXX
--------------------------------------------------------------------------------

GOAL

Seek capital preservation, safety, liquidity, and, consistent with these objectives, the highest attainable current income exempt from state income taxes. The fund will invest its assets only in short-term U.S. Treasury securities and its income will be exempt from California (and most other states) personal income taxes.

PRINCIPAL STRATEGY

The Fund primarily invests its assets in high-quality, short-term Treasury bills whose interest is guaranteed by the full faith and credit of the United States government. The Fund generally buys only securities that mature in 13 months or less. The Fund's weighted average maturity will generally be less than 90 days. Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets in securities issued by the U.S. government, but as a general rule the percentage is much higher.

WHAT IS THE MANAGER'S APPROACH?

The Manager selects securities that it believes will attain the highest possible yield and maintain the $1.00 per share price. The Manager generally purchases only U.S Treasury bills, notes and bonds, but may invest in other securities from time to time. Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets in securities issued by the U.S. government, but as a general rule the percentage is much higher.

PRINCIPAL RISKS

The Fund is subject to some risks which could cause the Fund to lose money. It is important to remember that this Fund is not a FDIC-insured money market account. The risks include: Interest rate risk, which is the chance that short-term security prices overall will decline due to rising interest rates. In an extreme case, a short-term movement could potentially change the Fund's share price to something other than the $1.00 target.

Income risk, which is the chance that declining interest rates will reduce the amount of income paid by the Fund.

Manager risk, which is the chance that poor security selection will cause the Fund to under perform other mutual funds with similar investment objectives.

The securities that the Fund holds are backed by the full faith and credit of the United States federal government and are those that the Manager believes do not represent credit risk to the Fund. It is important to note that the U.S. government backs the securities held by the Fund, but not the Fund itself.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the $1.00 per share price, it is possible to lose money by investing in the Fund.

IS IT RIGHT FOR YOU?

The Fund may be appropriate for those seeking a cash management account and investors who wish to protect their investment from volatile markets. It may be used in retirement accounts such as 401(k)'s and IRA's. Lastly, the Fund's dividends are generally not subject to state personal income taxes. Thus, investors who pay a high rate of state income taxes may benefit from this feature.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI and on the Fund's web site at www.citfunds.com.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance from year to year. These figures assume that all distributions are reinvested. It is important to remember that past performance does not accurately predict future performance.

   [The following table was depicted as a bar chart in the printed material.]

   1994   1995   1996   1997    1998   1999    2000    2001    2002    2003
   3.70%  5.32%  4.91%  4.90%   4.74%  4.29%   5.55%   3.66%   1.29%   0.67%


Best Quarter: 2.07% (Q3, 1989)                  Worst Quarter: 0.14% (Q1, 2004)
Year to date performance as of 11/30/04: 0.73%


Date of inception: 4/26/89

AVERAGE ANNUAL RETURNS AS OF 12/31/03        1 year     5 years     10 Years
                                             ------     -------     --------
The United States Treasury Trust             0.67%       3.08%        3.89%

Seven-day yield as of 11/30/04: 1.45%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
Shareholder Fees
  Sales and redemption charges                               none
Annual Operating Expenses
  (expenses that are deducted from Fund assets)
  Management fees                                            0.50%
  Distribution (12b-1) fees                                  none
  Other expenses*                                            0.30%
                                                            -----
  Total annual operating expenses                            0.80%
  Expense reimbursement                                     (0.27%)
                                                            ------
        Net Annual Fund Operating Expense**                  0.53%

* Includes administration service fee which will become effective no earlier than 2/1/05.
** The Manager has agreed to further limit the Fund's expenses at 0.53%. This limitation is guaranteed through 12/31/05.
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               1 year      3 years      5 years      10 years
                $54         $228         $418          $965


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                                                 Year Ended August 31,
                                                             ------------------------------------------------------------
THE UNITED STATES TREASURY TRUST                                 2004         2003         2002         2001         2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                           $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
                                                             ------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
     Net investment income                                      0.006        0.008        0.017        0.047        0.050
     LESS DISTRIBUTIONS
     Dividends from net investment
      income                                                   (0.006)      (0.008)      (0.017)      (0.047)      (0.050)
                                                             ------------------------------------------------------------
Net asset value, end of year                                 $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
                                                             ============================================================
Total return                                                     0.63%        0.86%        1.70%        4.87%        5.12%
         RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (in 000's)                      $ 39,143     $ 40,635     $ 51,013     $ 59,760     $ 56,464
     Ratio of expenses to average net assets:
       Before expense reimbursements                             0.71%        0.70%        0.67%        0.65%        0.66%
      After expense reimbursements                               0.36%        0.42%        0.42%        0.40%        0.40%
     Ratio of net investment income to average net assets:
       Before expense reimbursements                             0.28%        0.56%        1.45%        4.48%        4.76%
      After expense reimbursements                               0.63%        0.84%        1.70%        4.73%        5.02%

----------

FUND MANAGEMENT


The portfolio manager for the Funds is CCM Partners, 44 Montgomery Street, Suite 2100, San Francisco, CA 94104. CCM Partners manages $675 million in mutual fund assets and has been managing mutual funds since 1985. CCM Partners is responsible for managing the portfolios and handling the administrative requirements of the Funds. As compensation for managing the portfolios, CCM Partners receives a management fee from each Fund. For the fiscal year ended 8/31/04 the fees, net of reimbursements, were 0.48% for the California Tax-Free Income Fund; 0.38% for the California Insured Intermediate Fund; 0.29% for the California Tax-Free Money Market Fund; 0.09% for the S&P 500 Index Fund; 0.33% for the S&P MidCap Index Fund; 0.33% for the S&P SmallCap Index Fund; 0.39% for the Equity Income Fund; 0.41% for the U.S. Government Securities Fund; 0.16% for The United States Treasury Trust; 0.25% for the Nasdaq-100 Index Fund; 0.20% for the Short-Term U.S. Government Bond Fund; and .08 for the European Growth & Income Fund. As compensation for adminstrative duties, CCM Partners receives an adminstration fee, which will become effective no earlier than February 1, 2005, of 0.10% on the first $100 million, 0.08% on the next $400 million, and 0.06% on combined assets over $500 million.


Stephen C. Rogers is the portfolio manager for the S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, European Growth & Income Fund, Nasdaq-100 Index Fund and the Equity Income Fund. Mr. Rogers is a member of the portfolio management team for the fixed income funds. He joined CCM Partners in 1993 and serves as Chief Executive Officer of CCM Partners. Mr. Rogers graduated from the University of Iowa in 1988 and earned his MBA from the University of California at Berkeley in 2000.


Christopher P. Browne, CFA, is the lead member of the portfolio management team for the California Tax-Free Income Fund, the California Insured Intermediate Fund, the U.S. Government Securities Fund, the Short-Term U.S. Government Securities Bond Fund, the California Tax-Free Money Market Fund and The United States Treasury Trust. He joined the firm in October 2004. Prior to joining the firm, Mr. Browne worked in a variety of investment evaluation roles in asset management companies such as: Autodesk Ventures, Dresdner Kleinwort Benson, Harris Bretall Sullivan & Smith, and Pacific Income Advisers. Mr. Browne graduated from the University of California, Santa Barbara in 1990 and earned his MBA, with honors, from Thunderbird, the American Graduate School of International Management in 1998. He has earned the right to use the Chartered Financial Analyst (CFA) designation and is a member of the San Francisco Society of Financial Analysts, as well as Beta Gamma Sigma.


When referring to Bond Funds, we are discussing the California Tax-Free Income Fund, California Insured Intermediate Fund, U.S. Government Securities Fund and the Short-Term U.S. Government Bond Fund. The Money Market Funds include our California Tax-Free Money Market Fund and The United States Treasury Trust. Our Stock Funds include the S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, European Growth & Income Fund, Nasdaq-100 Index Fund and the Equity Income Fund.

ADDITIONAL INVESTMENT RELATED RISKS PORTFOLIO TURNOVER

Except for the Money Market Funds, the Funds generally intend to purchase securities for long-term investments rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, the Manager needs to raise cash or feels that it is appropriate to do so. Portfolio holdings may also be sold sooner than anticipated due to unexpected changes in the markets. Buying and selling securities may involve incurring some expense to a fund, such as commissions paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater likelihood that it will realize taxable capital gains. Increased brokerage costs may affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distributions of capital gains may affect your after-tax return. For some Funds, annual portfolio turnover of 100% or more is considered high.

TEMPORARY DEFENSIVE POSITIONS

In drastic market conditions, the Manager may sell all or some of a Fund's securities (except those of the Money Market Funds) and temporarily invest that Fund's money in U.S. government securities or money market instruments backed by U.S. government securities, if it believes it is in the best interest of shareholders to do so. As of the date of this prospectus, this has never happened; but if it were to occur, the investment goals of the relevant Funds may not be achieved.

VALUATION RISK

Some or all of the securities held by a Fund may be valued using "fair value" techniques, rather than market quotations, under the circumstances described in this prospectus under "How Fund Shares Are Priced." Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sales or closing prices. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security or result in a more accurate net asset value per share of a Fund.

RISKS OF FREQUENT TRADING IN FUND SHARES

Frequent trading of significant portions of the Fund shares may adversely affect Fund performance and therefore, the interests of long-term investors. Volatility in portfolio cash balances resulting from excessive purchases or sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and make it difficult to implement long-term investment strategies. In particular, frequent trading of Fund shares may:

      o Cause a Fund to keep more assets in money market instruments or other very liquid holdings than it would otherwise like, causing the Fund to miss out on gains in a rising market;

      o Force a Fund to sell some its investments sooner than it would other- wise like in order to honor redemptions; and

      o increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets and move in and out.

To the extent a Fund significantly invests in high yield bonds or small-cap equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities.

PROCEDURES TO LIMIT SHORT-TERM TRADING IN FUND SHARES

The Funds have adopted policies and procedures whereby, under certain circumstances, purchases, exchanges and redemptions of Fund shares will be subject to redemption fees. (the "market-timing procedures"). Although market-timing can take place in many forms, the Funds generally define a market-timing account as an account that habitually redeems or exchanges Fund shares in an effort to profit from short-term movements in the price of securities held by the Funds. The Funds and the Distributor do not accommodate such purchases and redemptions of the shares in the Stock and Bond Funds by Fund shareholders and have taken steps it deems reasonable to discourage such activity. While the Funds make efforts to identify and restrict frequent trading that could impact the management of a Fund, the Funds receive purchase and sales orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts by those intermediaries.

If a shareholder, in the opinion of the Funds, continues to attempt to use the funds for market-timing strategies after being notified by the Funds or their agent, the account(s) of that shareholder will be closed to new purchases or exchanges of Fund shares.

Additionally, if any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to, among other things:

      o     Reject a purchase or exchange

      o Delay payment of immediate cash redemption proceeds for up to seven calendar days

      o Revoke a shareholder's privilege to purchase Fund shares (including exchanges)

      o     Limit the amount of any exchange

The restrictions above may not apply to shares held in omnibus accounts for which the Funds do not receive sufficient transactional detail to enforce such restrictions.

DISCLOSURE OF PORTFOLIO HOLDINGS

Adescription of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

OPENING AN ACCOUNT

Shares of the Funds may be purchased through the Funds' distributor or through other third party distributors, brokerage firms and retirement plans. The following information is specific to buying directly from the Funds' distributor. If you invest through a third party distributor, many of the policies, options and fees charged for the transaction may be different. You should contact them directly for information regarding how to invest or redeem through them.

You'll find all the necessary application materials included in the packet accompanying this Prospectus or you may download an investment kit by accessing our website at www.citfunds.com. Additional paperwork may be required for corporations, associations, and certain other fiduciaries. The minimum initial investments and subsequent investments for each fund are as follows:

                               Minimum       Minimum                    *IRA
                               Initial      Subsequent       IRA        Minimum
                              Investment    Investment     Minimum     with AIP
                              ----------    ----------     -------     --------
Bond Funds                     $10,000        $250         $3,000        $500
Money Market Funds             $10,000        $250         $3,000        $500
Stock Funds                    $10,000        $250         $3,000        $500

The Fund's distributor may change the minimum investment amounts at any time or waive them at its discretion. To protect against fraud, it is the policy of the Funds not to accept third party checks for the purposes of opening new accounts or purchasing additional shares. If you have any questions concerning the application materials, wire transfers, or our yields and net asset values, please call us, toll-free at (800) 225-8778. If you have any questions about our investment policies and objectives, please call us at (415) 398-2727 or (800) 225-8778.


                  * You may open an IRA account with a minimum initial deposit of $500 if you participate in our Automatic Investment Plan (AIP). A minimum monthly con- tribution of $100 is required through AIP. For additional information on our AIP program, please turn to page 56.


BUYING AND SELLING SHARES

If you need an account application call us at (800) 225-8778 or down load an investment kit from our website at www.citfunds.com. Keep in mind the following important policies:

      o     A Fund may take up to 7 days to pay redemption proceeds.

      o A 1% redemption fee applies to shares redeemed or exchanged within one month of purchase. See "Fee Imposed on Certain Redemptions of Shares" below for more information.

      o If your shares were recently purchased by check, the Fund will not release your redemption proceeds until payment of the check can be verified which may take up to 15 days.

      o Exchange purchases must meet the minimum investment amounts of the Fund you are purchasing.

      o You must obtain and read the prospectus for the Fund you are buying prior to making the exchange.

      o If you have not selected the convenient exchange privileges on your original account application, you must provide a signature guarantee letter of instruction to the Fund, directing any changes in your account.

      o The Funds may refuse any purchase or exchange purchase transaction for any reason.

FEE IMPOSED ON CERTAIN REDEMPTIONS OF SHARES

In order to discourage short-term trading (such as market timing or time zone arbi-trage) of fund shares, certain of the Funds impose a redemption fee on shares purchased and held less than one month. The fee is 1% of the redemption value and is deducted from the redemption proceeds. The fee applies to redemption sales and exchanges between funds. The fee is retained by the relevent Fund for the benefit of its shareholders.

The "first in, first out" (FIFO) method is used to determine the holding period. This means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the fee applies. Redemption fees will not be charged on the following circumstances:

      o shares acquired by reinvestment of dividends or distributions from a fund, or

      o shares held in an account of a qualified retirement plan, such as a 401(k) plan or purchased through certain intermediaries.

HOW TO BUY SHARES INITIAL PURCHASE

Make your check payable to the name of the Fund in which you are investing and mail it with the application to the agent of the Funds, ALPS Mutual Fund Services, Inc., at the address indicated below. Please note the minimum initial investments previously listed.

         CALIFORNIA INVESTMENT TRUST FUND GROUP
         C/O ALPS MUTUAL FUND SERVICES, INC.
         P.O. BOX 2482
         DENVER, CO 80202

You may also forward the account application to the Funds' offices, which will in turn forward the check on your behalf to the Funds' agent. Please note that the shares will be purchased at the next calculated price after receipt by the agent, which is typically the next business day following receipt at the Funds' offices. The Funds' office is located at the following address:


         CALIFORNIA INVESTMENT TRUST FUND GROUP
         P.O. BOX 387
         SAN FRANCISCO, CA 94104-0387


PURCHASING BY EXCHANGE

You may purchase shares in a fund by exchanging shares from an account in one of our other funds. Such exchanges must meet the minimum amounts required for initial or subsequent investments and may be assessed a redemption fee described above. When opening an account by exchanging shares, your new account must be established with the same registration as your other California

Investment Trust Fund Group account and an exchange authorization must be in effect. If you have an existing account with us, call (800) 225-8778 during normal business hours (8 am to 5 pm, Pacific time) to exchange shares. You may also exchange shares by accessing our website at www.citfunds.com. You must complete the online access agreement in order to access your account online. Each exchange actually represents the sale of shares of one Fund and the purchase of shares in another, which may produce a gain or loss for tax purposes. We will confirm each exchange transaction with you by mail.

All transactions are processed at the share price next calculated after receiving the instructions in good form, normally at 4:00 p.m. Eastern time (1:00 pm Pacific time).

--------------------------------------------------------------------------------
 WIRE INSTRUCTIONS:          State Street Bank & Trust Co.
  Provide your bank or       ABA # 011000028
  broker with these          For: California Investment Trust Fund Group
  instructions               Account # 00143305

                             For further credit to:
                             Name of Fund:         (name of fund here)
                             Account Registration: (name on account here)
                             Account Number:       (account number here)
--------------------------------------------------------------------------------

In order to make your order effective, we must have your order in good form. Accordingly, your purchase will be processed at the net asset value next calculated after your order has been received by the Funds' agent. You will begin to earn dividends as of the first business day following the day of your purchase. All your purchases must be made in U.S. dollars and checks must be drawn on banks located in the U.S. We reserve the right to limit the number of investment checks processed at one time. If the check does not clear, we will cancel your purchase, and you will be liable for any losses and fees incurred.

When you purchase by check, redemption proceeds will not be sent until we are satisfied that the investment has been collected (confirmation of clearance may take up to 15 days). Payments by check or other negotiable bank deposit will normally be effective within two business days for checks drawn on a member of the Federal Reserve System and longer for most other checks. Wiring your money to us will generally reduce the time you must wait before redeeming or exchanging shares. You can wire federal funds from your bank or broker, which may charge you a fee.

You may buy shares of a fund through selected securities brokers. Your broker is responsible for the transmission of your order to ALPS Mutual Fund Services, Inc, the Funds' agent, and may charge you a fee. You will generally receive the share price next determined after your order is placed with your broker, in accordance with your broker's agreed upon procedures with the Funds. Your broker can advise you of specific details.

If you wish, you may also deliver your investment checks (and application, for new accounts) to the Funds' office. Your order will be forwarded promptly to the Funds' agent for processing. You will receive the share price next determined after your check has been received by ALPS Mutual Fund Services, Inc. Checks delivered to the Funds' office will be sent overnight delivery to the Funds' agent, so in most cases, the shares will be purchased on the following business day. The Funds do not consider the U.S. Postal Service or other independent delivery service to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by ALPS Mutual Fund Services, Inc. or the Funds.

PURCHASING ADDITIONAL SHARES

Make your check payable to the name of the Fund in which you are investing, write your account number on the check, and mail your check with your confirmation stub to the address printed on your account statement. There is a $250 minimum for subsequent investments, unless made through the Automatic Investment Plan (AIP) as detailed below.

After setting up your online account, you may obtain a history of transactions for your account(s) by accessing our website at www.citfunds.com.

AUTOMATIC INVESTMENT PLAN

Using the Funds' Automatic Investment Plan (AIP), you may arrange to make additional purchases (minimum $100) automatically by electronic funds transfer
(EFT) from your checking or savings account. Your bank must be a member of the Automated Clearing House. You can terminate the program with ten-day's written notice. There is no fee to participate in this program, however, a service fee of $25.00 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds, or if prior to notifying the Funds in writing or by telephone to terminate the plan, you close your bank account or in any manner that prevents withdrawal of the funds from the designated checking or savings account. Investors may obtain more information concerning this program, including the application form, from the Funds.

The share prices of the Funds are subject to fluctuations. Before undertaking any plan for systematic investment, you should keep in mind that such a program does not assure a profit or protect against a loss.

We reserve the right to suspend the offering of shares of any of the Funds for a period of time and to reject any specific purchase order in whole or in part.

HOW FUND SHARES ARE PRICED

The Funds are open for business every day that the New York Stock Exchange
(NYSE) is open with the following expected exceptions: Bond and Money Market Funds are closed on Columbus Day (observed) and Veterans Day (observed). The net asset value of each fund is computed by adding all of its portfolio holdings and other assets, deducting its liabilities, and then dividing the result by the number of shares outstanding for that fund. Our shareholder servicing agent calculates this value at market close, normally 4:00 p.m. Eastern time

(1:00 p.m. Pacific time), on each day that the markets are open. However, the Funds may, but do not expect to, determine the net asset value on any day the NYSE is closed for trading. Occassionally, the Manager, subject to the supervision of the Funds' Board of Trustees or Pricing Committee, will make a good faith estimate of a security's "fair value" when the market valuation of such security could not be obtained from third party services.

The number of shares your money buys is determined by the share price of the Fund on the day your transaction is processed. Orders that are received in good form by ALPS Mutual Fund Services, Inc. are executed at the net asset value next calculated. The Funds' net asset value will not be calculated, nor transactions processed, on certain holidays observed by national banks and/or the NYSE. The share prices of the Funds, (except the Money Market Funds) will vary over time as interest rates and the value of their securities vary. Portfolio securities of the Stock Funds that are listed on a national exchange are valued at the last reported sale price. Futures contracts are valued at their final settlement price as determined by the Chicago Mercantile Exchange. U.S. Treasury Bills are valued at amortized cost, which approximates market value. Portfolio securities of the Municipal Bond Funds are valued by an independent pricing service that uses market quotations representing the latest available bid price, prices provided by market makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities of the U.S. Government Bond Funds are valued by an independent pricing service that uses market quotations representing the latest available mean between the bid and ask price, prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. Securities with remaining maturities of 60 days or less are valued using the amortized cost basis as reflecting fair value. All other securities are valued at their fair value as determined in good faith by the respective Boards of Trustees.

The share price of the Funds are reported by the National Association of Securities Dealers, Inc. in the mutual funds section of most newspapers after the heading "California Trust".

PERFORMANCE INFORMATION

All performance information published in advertisements, sales literature and communications to investors, including various expressions of current yield, effective yield, tax equivalent yield, total return and distribution rate, is calculated and presented in accordance with the rules prescribed by the Securities and Exchange Commission. In each case, performance information will be based on past performance and will reflect all recurring charges against fund income. Performance information is based on historical data and does not indicate the future performance of any fund.

HOW TO SELL SHARES


You may redeem all or a portion of your shares on any business day that the Funds are open for business. Your shares will be redeemed at the net asset value next calculated after we have received your redemption request in good form, a redemption fee may be assessed, as described on page 54. Remember that we may hold redemption proceeds until we are satisfied that we have collected the funds which were deposited by check. To avoid these possible delays, which could be up to 15 days, you should consider making your investment by wire, following the instructions on page 55.


BY MAIL

If you have not elected telephone redemption or transfer privileges, you must send a "signature-guaranteed letter of instruction" specifying the name of the Fund, the number of shares to be sold, your name, and your account number to the Funds' offices. If you have additional questions, please contact us at (800) 225-8778. The Funds' Custodian requires that signature(s) be guaranteed by an eligible signature guarantor such as a commercial bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. This policy is designed to protect shareholders and their accounts.

BY CHECK

With check writing, our most convenient redemption procedure, your investment will continue to earn income until the check clears your account. You must apply for the check writing feature for your account. You may redeem by check provided that the proper signatures you designated are on the check. The minimum redemption amount by check is $500. There is no charge for this service and you may write an unlimited number of checks.

You should not attempt to close your account by check, since you cannot be sure of the number of shares and value of your account. You must use the phone, online or mail redemption feature to close your account. The check writing feature is not available for any of our Stock Funds. Please note that a $25.00 fee will be charged to your account for any returned check.

BY EXCHANGE

You must meet the minimum investment requirement of the Fund into which you are exchanging shares. You can only exchange between accounts with identical registration. Same day exchanges are accepted until market close, normally 4:00 p.m., Eastern time (1:00 p.m., Pacific time).

BY WIRE

You must have applied for the wire feature on your account. We will notify you when this feature is active and you may then make wire redemptions by calling us before 4:00 p.m. Eastern time (1:00 p.m., Pacific time). This means your money will be wired to your bank the next business day.

BY ELECTRONIC FUNDS TRANSFER

You must have applied for the EFT withdrawal feature on your account. Typically, money sent by EFT will be sent to your bank within three(3) business days after the sales of your securities. There is no fee for this service.

ONLINE

You can sell shares in a regular account by accessing our website at www.citfunds.com. You may not buy or sell shares in a retirement account using our online feature.

BY TELEPHONE

You must have this feature set up in advance on your account. Call the Funds at
(800) 225-8778. Give the name of the Fund in which you are redeeming shares, the exact name in which your account is registered, your account number, the required identification number and the number of shares or dollar amount that you wish to redeem.

Unless you submit an account application that indicates that you have declined telephone and/or online exchange privileges, you agree, by signing your account application, to authorize and direct the Funds to accept and act upon telephone, on-line, telex, fax, or telegraph instructions for exchanges involving your account or any other account with the same registration. The Funds employ reasonable procedures in an effort to confirm the authenticity of your instructions, such as requiring a seller to give a special authorization number. Provided these procedures are followed, you further agree that neither the Funds nor the Funds' agent will be responsible for any loss, damage, cost or expense arising out of any instructions received for an account.

You should realize that by electing the telephone exchange or the online access options, you may be giving up a measure of security that you might otherwise have if you were to exchange your shares in writing. For reasons involving the security of your account, telephone transactions may be tape recorded.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares of a fund with a value of $10,000 or more, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payments in amounts of not less than $100 per payment. Details of this plan may be obtained by calling the Funds at (800) 225-8778.

OTHER REDEMPTION POLICIES

Retirement Plan shareholders should complete a Rollover Distribution Election Form in order to sell shares of the Funds so that the sale is treated properly for tax purposes. Once your shares are redeemed, we will normally mail you the proceeds on the next business day, but no later than within seven days. When the markets are closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances as determined by the Securities and Exchange Commission to merit such action, we may suspend redemption or postpone payment dates. If you want to keep your account(s) open, please be sure that the value of your account does not fall below $5,000 ($1,000 in the case of Stock Funds) because of redemptions. The manager may elect to close an account and mail you the proceeds to the address of record. We will give you 30 days' written notice that your account(s) will be closed unless you make an investment to increase your account balance(s) to the $5,000 minimum ($1,000 in the case of the Stock Funds). If you close your account, any accrued dividends will be paid as part of your redemption proceeds.

The share prices of the Funds will fluctuate and you may receive more or less than your original investment when you redeem your shares.

THE FUNDS AND THE MANAGER RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

      o To automatically redeem your shares if your account balance falls below the minimum balance due to the sale of shares.

      o To modify or terminate the exchange privilege on 60 day's written notice.

      o     To refuse any purchase or exchange purchase order.

      o     To change or waive a Fund's minimum investment amount.

      o To suspend the right to sell shares back to the Fund, and delay sending proceeds, during times when trading on the principal markets for the Funds are restricted or halted, or otherwise as permitted by the SEC.

      o To withdraw or suspend any part of the offering made by this Prospectus.

      o To automatically redeem your shares if you fail to provide all required enrollment information and documentation.

OTHER POLICIES

TAX-SAVING RETIREMENT PLANS

We can set up your new account in a fund under one of several tax-sheltered plans. The following plans let you save for your retirement and shelter your investment earnings from current income taxes: IRAs/Roth IRAs: You can also make investments in the name of your spouse if your spouse has no earned income. Each fund is subject to an annual custodial fee, currently $10.00 per social security number. This fee is normally assessed in September of each year.

SIMPLE, SEP, 401(k)/Profit-Sharing and Money-Purchase Plans (Keogh): Open to corporations, self-employed people and partnerships, to benefit themselves and their employees.

403(b) Plans. Open to eligible employees of certain states and non-profit organizations.

We can provide you with complete information on any of these plans, including information that discusses benefits, provisions and fees.

CASH DISTRIBUTIONS

Unless you otherwise indicate on the account application, we will reinvest all dividends and capital gains distributions back into your account. You may indicate on the application that you wish to receive either income dividends or capital gains distributions in cash. Electronic Funds Transfer (EFT) is available to those investors who would like their dividends electronically transferred to their bank accounts. For those investors who do not request this feature, dividend checks will be mailed via regular mail.

The redemption fee will not apply to shares redeemed using the "check-writing feature" available on the California Tax-Free Income Fund, the California Insured Intermediate Fund, and the U.S. Government Securities Fund.

If you elect to receive distributions by mail and the U.S. Postal Service cannot deliver your checks or if the checks remain uncashed for six months or more, we will void such checks and reinvest your money in your account at the then current net asset value and reinvest your subsequent distributions.

STATEMENTS AND REPORTS

Shareholders of the Funds will receive statements at least quarterly and after every transaction that affects their share balance and/or account registration. A statement with tax information will be mailed to you by January 31 of each year, a copy of which will be filed with the IRS if it reflects any taxable distributions. Twice a year you will receive our financial statements, at least one of which will be audited. The account statements you receive will show the total number of shares you own and a current market value. You may rely on these statements in lieu of share certificates which are not necessary and are not issued. You should keep your statements to assist in record keeping and tax calculations.

We pay for regular reporting services, but not for special services, such as a request for an historical transcript of an account. You may be required to pay a separate fee for these special services. After setting up your online account, you may also obtain a transaction history for your account(s) by accessing our website at www.citfunds.com.

CONSOLIDATED MAILINGS & HOUSEHOLDING

Consolidated statements offer convenience to investors by summarizing account information and reducing unnecessary mail. We send these statements to all shareholders, unless shareholders specifically request otherwise. These statements include a summary of all funds held by each shareholder as identified by the first line of registration, social security number and zip code. Householding refers to the practice of mailing one prospectus, Annual Report and Semi-Annual Report to each home for all household investors. The Funds will use this practice for all future mailings. If you would like extra copies of these reports, please download a copy from www.citfunds.com or call the Funds at (800) 225-8778.

DIVIDENDS & TAXES

Any investment in the Funds typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because your situation may be different, it is important that you consult your tax advisor about the tax implications of your investment in any of the Funds. As a shareholder, you are entitled to your share of the dividends your fund earns. The Stock Funds distribute substantially all their dividends quarterly. Shareholders of record on the second to last business day of the quarter will receive the dividends.

The Bond Funds and the Money Market Funds distribute substantially all their dividends monthly. Shareholders of record on the second to last business day of the month will receive the dividends.

Capital gains are generally paid on the last day of November, to shareholders of record on the second to last business day of November of each year. The United

States Treasury Trust and the California Tax-Free Money Market Fund do not expect to pay any capital gains. At the beginning of each year, shareholders are provided with information detailing the tax status of any dividend the Funds have paid during the previous year.

After every distribution, the value of a fund share drops by the amount of the distribution. If you purchase shares of one of the Funds before the record date of a distribution and elect to have distributions paid to you in cash, you will pay the full price for the shares and then receive some portion of that price back in the form of a taxable distribution. This is sometimes referred to as buying a dividend.

REVENUE SHARING

The Manager, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

IDENTITY VERIFICATION PROCEDURES NOTICE

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Funds with information, such as your taxpayer identification number, that will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement below.

PRIVACY STATEMENT

NOTICE OF PRIVACY POLICY

When you become an investor with California Investment Trust Fund Group, you entrust us not only with your hard-earned assets but also with your non-public personal and financial information ("shareholder information"). We consider your shareholder information to be private and confidential, and we hold ourselves to the highest standards of trust and fiduciary duty in their safekeeping and use.

OUR PRIVACY PRINCIPLES:

      o     We do not sell shareholder information.

      o We do not provide shareholder information to persons or organizations outside the California Investment Trust Fund Group who are doing business on our behalf (e.g., non-affiliated third parties), for their own marketing purposes.

      o We afford prospective and former shareholders the same protections as existing shareholders with respect to the use of shareholder information.

INFORMATION WE MAY COLLECT:

We collect and use information we believe is necessary to administer our business, to advise you about our products and services, and to provide you with customer service. We may collect and maintain several types of shareholder information needed for these purposes, such as those below:

      o From you, (application and enrollment forms, transfer forms, distribu- tion forms, checks, correspondence, or conversation), such as your address, telephone number, and social security number.

      o From your transactions with our transfer agent, such as your transac- tion history, and account balance. o From electronic sources, such as our website or e-mails.

HOW WE USE INFORMATION ABOUT YOU:

The California Investment Trust Fund Group will only use information about you and your California Investment Trust accounts to help us better serve your investment needs or to suggest California Investment Trust Fund Group services or educational materials that may be of interest to you.

INFORMATION DISCLOSURE:

We do not disclose any non-public personal information about our shareholders or former shareholders to non-affiliated third parties without the shareholder's authorization. However, we may disclose shareholder information to persons or organizations inside or outside our family of funds, as permitted or required by law. For example, we will provide the information, as described above, to our transfer agent to process your requests or authorized transactions.

HOW WE PROTECT YOUR INFORMATION:

We restrict access to your shareholder information to authorized persons who have a need for these records in order to provide products or services to you. We also maintain physical, electronic, and procedural safeguards to guard shareholder information. To further protect your privacy, our website uses the highest levels of internet security, including data encryption, Secure Sockets Layer protocol, user names and passwords, and other tools. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet.

For shareholders with Internet access, California Investment Trust Fund Group recommends that you do not provide your user name or password for any reason to anyone.

In the event that you hold shares of one or more funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of that financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

TO LEARN MORE

This Prospectus contains important information on the Funds and should be read and kept for future reference. You can also get more information from the following sources:

ANNUAL AND SEMI-ANNUAL REPORTS

These are automatically mailed to all shareholders without charge. In the Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected each fund's performance during its most recent fiscal year. The Annual Report is incorporated by reference into this Prospectus, making it a legal part of the Prospectus.

STATEMENT OF ADDITIONAL INFORMATION

This includes more details about the Funds, including a detailed discussion of the risks associated with the various investments. The SAI is incorporated by reference into this Prospectus, making it a legal part of the Prospectus. You may obtain a copy of these documents free of charge by calling the Funds at
(800) 225-8778, emailing the Funds at info@cit-funds.com, or by contacting the SEC at the address noted below or via e-mail at publicinfo@sec.gov. The SEC may charge you a duplication fee. You can also review these documents in person at the SEC's Public Reference Room, or by visiting the SEC's Internet Site at www.sec.gov.

        CALIFORNIA INVESTMENT TRUST FUND GROUP
        P.O. BOX 387
        SAN FRANCISCO, CA 94104-0387
        (800) 225-8778
        www.citfunds.com

Securities and Exchange Commission
Washington, DC 20549-0102
(202) 942-8090 (Public Reference Section) www.sec.gov

SEC File Number   811-4417
SEC File Number   811-4418

CALIFORNIA INVESTMENT TRUST FUND GROUP
P.O. Box 387
San Francisco, California 94104-0387
(800) 225-8778



Statement of Additional Information - January 4, 2005


      The California Investment Trust Fund Group presently consists of the following twelve separate series which are part of California Investment Trust and California Investment Trust II (collectively the "Trusts"): California Tax-Free Income Fund (the "Income Fund"), California Insured Intermediate Fund (the "Insured Fund"), California Tax-Free Money Market Fund (the "Money Fund"), U.S. Government Securities Fund (the "Government Fund"), The United States Treasury Trust (the "Treasury Trust"), the S&P 500 Index Fund (the "500 Fund"), the S&P MidCap Index Fund (the "MidCap Fund"), the S&P SmallCap Index Fund (the "SmallCap Fund"), the Equity Income Fund, the European Growth & Income Fund (the "European Fund"), the Nasdaq-100 Index Fund (the "Nasdaq-100 Fund"), and the Short-Term U.S. Government Bond Fund (the "Short-Term Government Fund") (each a "Fund" and collectively, the "Funds").

      This Statement of Additional Information relates to the direct share class of the Funds.


      The combined Prospectus for the Funds dated January 4, 2005, as may be amended from time to time, provides the basic information you should know before investing in a Fund, and may be obtained without charge from the Funds at the above address. This Statement of Additional Information is not a prospectus. It contains information in addition to and in more detail than set forth in the Prospectus. This Statement of Additional Information is intended to provide you with additional information regarding the activities and operations of the Trusts and each Fund, and should be read in conjunction with the Prospectus.


      The Income Fund and the Insured Fund both seek as high a level of income exempt from regular federal and California personal income taxes as is consistent with prudent investment management and safety of capital. The Income Fund invests in intermediate and long-term municipal bonds. The Insured Fund invests primarily in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest.

      The Money Fund seeks capital preservation, liquidity, and the highest achievable current income, exempt from regular federal and California personal income taxes consistent with safety. This Fund invests in short-term securities and attempts to maintain a constant net asset value of $1.00 per share.

      The Government Fund seeks liquidity, safety from credit risk and as high a level of income as is consistent with these objectives by investing in full faith and credit obligations of the U.S. Government and its agencies or instrumentalities, primarily Government National Mortgage Association ("GNMA") Certificates.

      The Treasury Trust seeks capital preservation, safety, liquidity, and consistent with these objectives, the highest attainable current income exempt from state income taxes. This Fund intends to invest its assets only in short-term U.S. Treasury securities and its income will be exempt from California (and most other states') personal income taxes.

      The 500 Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's (S&P) 500 Composite Stock Price Index (the "S&P 500").

      The MidCap Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of publicly traded common stocks of medium-size domestic companies, as represented by the S&P MidCap 400 Index (the "MidCap Index").

      The SmallCap Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of publicly traded common stocks of small-sized companies, as represented by the S&P SmallCap 600 Index (the "SmallCap Index").

      The Equity Income Fund is a diversified mutual fund that seeks a high level of current income by investing primarily in income producing equity securities. As a secondary objective, the Fund will also consider the potential for price appreciation when consistent with seeking current income.

      The Nasdaq-100 Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of the largest non-financial, publicly traded, companies as measured by The Nasdaq-100 Index(R).

      The European Fund is a diversified mutual fund that seeks long-term capital appreciation and income by investing in large-sized European companies.

      The Short-Term Government Fund seeks to maximize current income and preserve investor's principal. The Fund typically invests in short and intermediate-term fixed income securities whose principal and interest are backed by the full faith and credit of the United States Government. Additionally, CCM Partners (the "Manager") may invest in higher yielding securities which are not backed by the full faith and credit of the United States Government.


CONTENTS                                                                   Page
About the California Investment Trust Fund Group .....................      B-3
Investment Objectives and Policies of the Tax-Free Funds .............      B-3
Investment Objectives and Policies of the Government
  Fund, the Short-Term Government Fund and the Treasury Trust ........      B-4
Investment Objectives and Policies of the Stock Funds ................      B-6
Description of Investment Securities and
  Portfolio Techniques ...............................................      B-6
Investment Restrictions ..............................................      B-18
Disclosure of Portfolio Holdings .....................................      B-20
Trustees and Officers ................................................      B-21
Investment Management and Other Services .............................      B-23
The Trusts' Policies Regarding Broker-Dealers
 Used for Portfolio Transactions .....................................      B-27
Additional Information Regarding Purchases and
 Redemptions of Fund Shares ..........................................      B-28
Taxation .............................................................      B-30
Miscellaneous Information ............................................      B-37
Financial Statements .................................................      B-40
Appendix .............................................................      B-40

ABOUT THE CALIFORNIA INVESTMENT TRUST FUND GROUP

      The California Investment Trust Fund Group currently consists of two diversified, open-end management investment companies: California Investment Trust ("CIT") and California Investment Trust II ("CIT II"). Each Trust issues its shares of beneficial interest with no par value in different series, each known as a "Fund." Shares of each Fund represent equal proportionate interest in the assets of that Fund only, and have identical voting, dividend, redemption, liquidation and other rights. Shareholders have no preemptive or other right to subscribe to any additional shares and conversion rights. The Trusts are organized as Massachusetts business trusts. Currently, CIT has three Funds, each of which maintains an entirely separate investment portfolio: the Income Fund, the Money Fund, and the Insured Fund. CIT II currently has nine Funds: the Government Fund, the Treasury Trust, the Short-Term Government Fund, the 500 Fund, the MidCap Fund, the SmallCap Fund, the Equity Income Fund, the European Fund and the Nasdaq-100 Fund. The Income Fund, the Money Fund and the Insured Fund are also referred to herein as the "Tax-Free Funds." The 500 Fund, the MidCap Fund, the SmallCap Fund and the Nasdaq-100 Fund are also referred to herein as the "Index Funds." The Index Funds, combined with the Equity Income Fund and the European Fund are referred to as the "Stock Funds."

      As business trusts, the Trusts are not required, nor do they intend, to hold annual shareholder meetings. However, the Trusts may hold special meetings for a specific Fund or a specific Trust as a whole for purposes such as electing Trustees, changing fundamental policies, or approving an investment management agreement. You have equal rights as to voting and to vote separately by Fund as to issues affecting only your Fund (such as changes in fundamental investment policies and objectives). Your voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they choose to do so, elect all of the Trustees. Meetings of shareholders may be called by the Trustees in their discretion or upon demand of the holders of 10% or more of the outstanding shares of any Fund for the purpose of electing or removing Trustees.

INVESTMENT OBJECTIVES AND POLICIES OF THE TAX-FREE FUNDS


      The following information supplements each Tax-Free Fund's investment objectives and basic policies as set forth in the Prospectus.

      As noted in the Prospectus, each Tax-Free Fund seeks to provide investors with income exempt from federal and from California personal income tax. The Tax-Free Funds generally are as fully invested as practicable in municipal securities. However, because the Tax-Free Funds do not presently intend to invest in taxable obligations, there may be occasions when, as a result of maturities of portfolio securities or sales of Fund shares, or in order to meet anticipated redemption requests, a Fund may hold cash which is not earning income.

      Under California law, a mutual fund, or series thereof, must have at least 50% of its total assets invested in obligations that produce interest that is exempt from California personal income tax if received by an individual (including California state and local obligations, direct obligations of the U.S. Government and obligations of certain U.S. territories and possessions) at the end of each quarter of its taxable year in order to be eligible to pay dividends to California residents which will be exempt from California personal income tax. Accordingly, as described in the Funds" Prospectus, under normal market conditions, each Tax-Free Fund attempts to invest at least 80% of the value of its net assets in securities, the interest on which is, in the opinion of legal counsel, exempt from regular federal and from California personal income taxes, and is not a separate tax preference item subject to the federal alternative minimum tax. Thus, it is possible, although not anticipated, that up to 20% of a Tax-Free Fund's assets could be invested in municipal securities from another state and/or in taxable obligations.

      The Income Fund and the Insured Fund both seek as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and safety of capital. The Income Fund seeks to reduce, to the extent possible, the credit risks of its portfolio by investing in California municipal securities having at the time of purchase one of the top four ratings, or if unrated, being of similar quality to one of the top four ratings provided by Standard & Poor's Corporation ("S&P"), Moody's Investors Service ("Moody's") or Fitch Investors Service, Inc. ("Fitch"). These are considered to be "investment grade" securities, although securities rated BBB, Baa, BBB by S&P, Moody's and Fitch, respectively, in the fourth highest category are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and to have some speculative characteristics. No more than 20% of the Income Fund's total assets will be invested in securities in the fourth highest category.

      The Insured Fund seeks to reduce the credit risks of its portfolio by investing in California municipal securities that are insured as to the timely payment of principal and interest under an insurance policy obtained by the issuer. The Insured Fund also may invest up to 20% of its total assets in uninsured California municipal securities in one of the top two ratings categories or if unrated of similar quality to securities in one of the top two ratings.

      If the rating on an issue held in either the Income Fund or the Insured Fund's portfolio is downgraded, the Manager will consider such event in its evaluation of the overall investment merits of that security but such consideration will not necessarily result in the automatic sale of the security. When the Income Fund or the Insured Fund invests in securities not rated by S&P, Moody's, or Fitch, it is the responsibility of the Manager to evaluate them and reasonably determine that they are of at least equal quality to securities rated in the four highest categories.

      The Money Fund invests in high-quality securities, whether rated or unrated. Such issues include those rated, at the time of issue, not lower than MIG-2, VMIG-2 or P-2 by Moody's; SP-2 or A-2 by S & P; and/or F-2 by Fitch. If unrated, the security must be determined by the Manager to be of an equivalent quality to those in the two highest short-term credit-quality ratings. Generally, all of the instruments held by the Money Fund are offered on the basis of a quoted yield to maturity and the price of the security is adjusted so that relative to the stated rate of interest, it will return the quoted rate to the purchaser.

      Subsequent to its purchase by the Income Fund, the Insured Fund or the Money Fund, a municipal security may be assigned a lower rating or cease to be rated. Such an event would not necessarily require the elimination of the issue from the portfolio, but the Manager will consider such an event in determining whether the Income Fund, the Insured Fund or the Money Fund should continue to hold the security in its portfolio. In addition to considering ratings assigned by the rating services in its selection of portfolio securities for the Income Fund or the Money Fund, the Manager considers, among other things, information concerning the financial history and condition of the issuer and its revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the debt securities.

INVESTMENT OBJECTIVES AND POLICIES OF THE GOVERNMENT FUND, THE SHORT-TERM GOVERNMENT FUND, AND THE TREASURY TRUST

      The following information supplements the investment objectives and basic policies of the Government Fund, the Short-Term Government Fund and the Treasury Trust as set forth in the Prospectus.

      The Government Fund seeks to provide liquidity, safety from credit risk and as high a level of income as is consistent with such objectives by investing in full faith and credit obligations of the U.S. Government and its agencies or instrumentalities. To achieve its objective, the Fund currently invests primarily in "GNMA Certificates" (popularly called "GNMA's" or "Ginnie Mae's"). GNMA's are mortgage-backed securities representing part ownership of a pool of mortgage loans on real property.

      The Government National Mortgage Association (GNMA or Ginnie Mae) is a wholly owned US Government corporation within the US Department of Housing and Urban Development (HUD). The main focus of Ginnie Mae is to ensure liquidity for US government insured mortgages including those insured by the Federal Housing Administration (FHA), the Veterans Administration (VA) and the Rural Housing Administration (RHA). The majority of mortgages secured as Ginnie Mae MBS are those guaranteed by FHA. FHA mortgagors are typically first-time homebuyers and low-income borrowers. The GNMA guarantee carries the full faith and credit of the US Government and is considered to be the safest federal agency.


      A GNMA Certificate differs from a bond in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. The Government Fund will purchase "modified pass-through" type GNMA Certificates for which the payment of principal and interest on a timely basis is guaranteed, rather than the "straight-pass through" Certificates for which such guarantee is not available. The Government Fund may also purchase GNMA Certificates that offer coupons with a variable rate
- where rates periodically reset to a market rate, hybrid structures - where the coupon is fixed for a defined period of time, then coverts to a variable rate, or any other type which may be issued with GNMA's guarantee. The balance of the Government Fund's assets is invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury bills, notes, and bonds.


      Securities of the type to be included in the Government Fund have historically involved little risk of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period of a shareholder's investment in the Government Fund.

      GNMA Certificates are created by an "issuer," which is a Federal Housing Administration ("FHA") approved lender, such as mortgage bankers, commercial banks and savings and loan associations, who also meet criteria imposed by GNMA. The issuer assembles a specific pool of mortgages insured by either the FHA or the Farmers Home Administration or guaranteed by the Veterans Administration. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates secured by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

      The GNMA guarantee of timely payment of principal and interest on GNMA Certificates is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee.

      When mortgages in the pool underlying a GNMA Certificate are prepaid by mortgagees or by result of foreclosure, such principal payments are passed through to the GNMA Certificate holders (such as the Government Fund). Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rights, it is not possible to predict the life of a particular GNMA Certificate.

      Generally, GNMA Certificates bear a nominal "coupon rate" which represents the effective FHA-Veterans Administration mortgage rates for the underlying pool of mortgages, less GNMA and issuer's fees. Payments to holders of GNMA Certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by the holder of a GNMA Certificate is calculated by dividing such payments by the purchase price paid for the GNMA Certificate (which may be at a premium or a discount from the face value of the Certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA Certificates.

      The portion of the payments received by the Government Fund as a holder of the GNMA Certificates which constitutes a return of principal is added to the Government Fund's cash available for investment in additional GNMA Certificates or other U.S. Government guaranteed securities. The interest portion received by the Government Fund is distributed as net investment income to the Fund's shareholders.

      The Government Fund may be exposed to prepayment risk, which is a risk that principal of a GNMA will be unexpectedly returned to the Fund. Under certain market conditions mortgages are more likely to be pre-paid by the borrowers. This is most likely during periods where interest rates are declining below recent market levels. By refinancing a mortgage, a borrower pays off their existing balance and the payment is passed through to the holder of the GNMA. Because of market circumstances, the Fund may be forced to reinvest the returned principal in securities with lower yields. This would ultimately reduce the income available to shareholders and could potentially result in realized capital gains.

      The Manager continually monitors the Government Fund's investments, and changes are made as market conditions warrant.

      The Short-Term Government Fund will typically invest in short and intermediate-term bills, notes and bonds whose principal and interest are backed by the full faith and credit of the U.S. Government. The Short Term Government Fund may purchase GNMA Certificates, including securities that have fixed coupon rates, variable rates - where rates periodically reset to a market rate, hybrid structures - where the coupon is fixed for a defined period of time, then coverts to a variable rate, or any other type which may be issued with GNMA's guarantee. In addition, the Manager may invest in higher yielding securities that are not backed by the full faith and credit of the U.S. Government. The Fund intends to maintain an average duration between 0 and 3 years in an effort to reduce share price volatility.


      The Treasury Trust seeks capital preservation, safety, liquidity, and, consistent with these objectives, the highest attainable current income exempt from state income taxes, by investing exclusively in U.S. Treasury securities, namely bills, notes or bonds which are direct obligations of the U.S. Government. The Treasury Trust's net assets will at the time of investment have remaining maturities of 397 days or less. The dollar weighted average maturity of the Fund's portfolio will generally be 90 days or less and the Manager will attempt to maintain the net asset value at $1.00 per share.

INVESTMENT OBJECTIVES AND POLICIES OF THE STOCK FUNDS


      As stated in the Prospectus, the investment objective of the 500 Fund is to seek investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 88% of the total market Index as measured by the S&P 1500 Index. As of September 2004, companies included in the Index range from $410 million to $355 billion in market capitalization. The Manager believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general. The median market capitalization of the stocks in the S&P 500 Index is approximately $9.6 billion.

      The investment objective of the MidCap Fund is to seek investment results that correspond to the total return (i.e., the combination of capital changes and income) of publicly traded common stocks of medium-size domestic companies, as represented by the Standard & Poor's MidCap 400 Index (the "MidCap Index"). The MidCap Index is a well-known stock market index that includes common stocks of companies representing approximately 8% of the total market index as measured by the S&P 1500 Index. As of September 2004, companies included in the MidCap Index range from $260 million to $8.8 billion in market capitalization. The median market capitalization of the stocks in the MidCap Index is approximately $2.1 billion.

      The investment objective of the SmallCap Fund is to seek investment results that correspond to the total return of publicly traded common stocks of small sized companies, as represented by the S&P SmallCap 600 Index (the "SmallCap Index"). The SmallCap Index is a well-known stock market index that includes common stocks of companies representing approximately 4% of the total market index as measured by the S&P 1500 Index. As of September 2004, companies included in the SmallCap Index range from $40 million to $3.5 billion in market capitalization. The median market capitalization of the stocks in the SmallCap Index is approximately $670 million.


      The Equity Income Fund is a diversified mutual fund that seeks a high level of current income by investing primarily in income producing equity securities. As a secondary objective, the Fund may consider the potential for price appreciation when consistent with seeking current income.

      The investment objective of the European Fund is to provide long-term capital appreciation and income by investing in large-sized European companies located in Europe. The Fund expects to invest primarily in ADRs that trade on U.S. equity exchanges. The Manager may elect at some future period to invest in non-U.S. dollar denominated securities but does not intend to do so at this time.

      The investment objective of the Nasdaq-100 Fund is to seek to replicate performance of the largest and most actively traded non-financial stocks as measured by The Nasdaq-100 Stock Index. Companies included in the Index range from [$1.4] billion to [$284] billion in market capitalization as of September 2004. The majority of portfolio transactions in the Fund (other than those made in response to shareholder activity) will be made to adjust the Fund's portfolio to track the Index or to reflect occasional changes in the Index's composition.

DESCRIPTION OF INVESTMENT SECURITIES AND PORTFOLIO TECHNIQUES

Municipal Securities

      Discussed below are the major attributes of the various municipal and other securities in which each of the Tax-Free Funds may invest and of the portfolio techniques the Income Fund or the Money Fund may utilize.

      Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the issuer's taxing power for the payment of principal and interest.

      Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

      Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

      Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FHA under the Federal National Mortgage Association or the Government National Mortgage Association.

      Project Notes are instruments sold by the Department of Housing and Urban Development but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. Government, and generally are for periods of one year or less.

      Short-Term Discount Notes (tax-exempt commercial paper) are short-term (397 days or less) promissory notes issued by municipalities to supplement their cash flow.

      Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

      1. General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

      General obligation bonds are generally paid from a municipality's general fund, so that the credit of the security is determined by the overall credit of the issuer. Economic and political events that negatively impact the municipality could also affect the value of the bonds issued by the municipality.

      2. Revenue Bonds. A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

      Revenue bonds are generally paid from revenues generated from facilities or projects financed by the bond. Economic and political events which affect the ability to generate revenue could potentially impact the value of a revenue bond.

      Industrial development bonds which pay tax-exempt interest are in most cases revenue bonds and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. As a result of 1986 federal tax legislation, industrial revenue bonds may no longer be issued on a tax-exempt basis for certain previously permissible purposes, including sports and pollution control facilities.

      The quality of an industrial development bond is in part based on the corporation's ability to make payments of principal and interest. Unfavorable developments that affect the ability or willingness for the corporation to make the payments could have an impact on the value of the bond.

      There may, of course, be other types of municipal securities that become available which are similar to the foregoing described municipal securities in which the Tax-Free Funds may invest.

Special Considerations Affecting Investment in California Municipal
Obligations

      The Money Fund invests a high proportion of its assets in California municipal securities. The Income Fund and the Insured Fund also invest primarily in California municipal securities. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. In addition to general economic pressures, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could adversely affect a California issuer's ability to raise revenues to meet its financial obligations. The following is not an exhaustive list, constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California that have come to the attention of the Tax-Free Funds and were available before the date of this Statement of Additional Information. The Tax-Free Funds have not independently verified such information.

      As used below, "California Tax-Exempt Securities" include issues secured by a direct payment obligation of the State of California and obligations of other issuers that rely in whole or in part on California revenues to pay their obligations, the interest on which is, in the opinion on bond counsel, exempt from federal income tax and California personal income tax. Property tax revenues and part of the State's General Fund surplus are distributed to counties, cities and their various taxing entities; whether and to what extent a portion of the State's General Fund will be so distributed in the future is unclear.

State Budgetary Considerations


      Overview. The California economy and its general financial condition affect the ability of the State and local governments to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. California is the most populous state in the nation with a total population estimated at 35.3 million. California has a diverse economy, with major employment in the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors. After experiencing very strong economic growth between 1994 and 2000, a national recession and weakness in the technology sector have reduced State revenues, leading to general fund deficits and record levels of debt financing.


      Certain of the State's significant industries, notably high technology, are sensitive to economic disruptions in their export markets and the State's rate of economic growth. The downturn in U.S. stock market prices adversely affected the California economy by reducing household spending and business investment. Taxes related to stock options and capital gains provided as much as 22% of General Fund revenues for the State during the economic peak in 1999-2000, but largely vanished when the equity markets experienced their precipitous decline in 2000-2002.



      Access to the capital markets and the political environment in Sacramento remain very important for California's fiscal health. Structural impediments and partisan politics will continue to dominate the headlines as the current fiscal year winds down and the fiscal 2005 budget is presented for approval. Governor Schwarzenegger's ability to coax the legislature to a two-thirds majority vote for any budget enactments remains to be seen. In addition, the financial markets' appetite for what will be the largest municipal debt issuance in history will dictate the long-term cost to California's taxpayers. Clearly, the State must take action beyond the current proposals to address the current structural budget problems. The potential impact of the State's financial problems on local governments, school districts, higher education, etc. must be reviewed as the State's plan for budget cuts becomes more detailed.

      While the State's budget situation will remain under significant stress for the foreseeable future, California's economy is showing many positive signs. The large, diversified and wealthy economy has performed similarly to that of the nation and is concurrently showing signs of resilience and improvement. Employment is expanding at approximately the same rate as the nation and revenues at various state agencies are ahead of budget expectations.


      As of October 27, 2004, the State's general obligation bonds were rated A3, positive outlook by Moody's; A, stable outlook by Standard & Poor's; and A-by Fitch. It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.


      The basic challenge confronting lawmakers in crafting a 2004-05 budget was finding a way to once again close a large budget shortfall, which had plagued the state since 2001-02 when expenditures exceeded revenues due to a revenue plunge. At the beginning of the 2004-05 budget cycle, and subsequent to the new Governor's decision to roll back the statutorily triggered vehicle license fee
(VLF) increase, the budget gap was estimated to be roughly $15 billion in 2004-05 and beyond, absent corrective actions.

      In December 2003, the Governor and Legislature placed on the March 2004 ballot two measures: Proposition 57, which authorized up to $15 billion in deficit financing bonds, and Proposition 58, which put in the State Constitution an annual budget reserve requirement, an expanded balanced budget requirement, and a prohibition against deficit borrowing in the future. The Proposition 57 bond proceeds were proposed to be used in place of the deficit bond that had been authorized in the 2003-04 budget, and which was being challenged in court. Following voter approval of Propositions 57 and 58, the state sold $11.3 billion in deficit bonds to help with the budget, leaving approximately $3.5 billion in additional bonds available for 2005-06 and subsequent years.

      The 2004-05 budget includes significant ongoing savings and it makes some progress toward resolving the state's ongoing structural budget shortfall. Nevertheless, like the two prior budgets, the current spending plan contains a significant number of one-time or limited-term solutions and obligates additional spending in future years. Partially mitigating these issues, however, is the State's ultimate legal power to raise revenues and adjust spending programs if needed.



      It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another earthquake could create a major dislocation of the California economy and significantly affect both state and local government budgets.

      It is impossible to predict to timing or economic impact of an act of terrorism. The federal, state, and local authorities have greatly stepped up security at major landmarks and infrastructure points since Sept. 11, 2001, but the possibility of major acts of terrorism is an ongoing risk.

      Constitutional and Statutory Limitations. Article XIII A of the California Constitution (which resulted from the voter approved Proposition 13 in 1978) limits the taxing powers of California public agencies. With certain exceptions, the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property; Article XIII A also effectively prohibits the levying of any other ad valorem property tax for general purposes. One exception to Article XIII A permits an increase in ad valorem taxes on real property in excess of one percent for certain bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. The "full cash value" of property may be adjusted annually to reflect increases (not to exceed two percent) or decreases, in the consumer price index or comparable local data, or to reflect reductions in property value caused by substantial damage, destruction or other factors, or when there is a "change in ownership" or "new construction".

      Constitutional challenges to Article XIII A to date have been unsuccessful. In 1992, the United States Supreme Court ruled that notwithstanding the disparate property tax burdens that Proposition 13 might place on otherwise comparable properties, those provisions of Proposition 13 do not violate the Equal Protection Clause of the United States Constitution.

      In response to the significant reduction in local property tax revenue caused by the passage of Proposition 13, the State enacted legislation to provide local governments with increased expenditures from the General Fund. This fiscal relief has ended, however.

      Article XIII B of the California Constitution generally limits the amount of appropriations of the State and of local governments to the amount of appropriations of the entity for such prior year, adjusted for changes in the cost of living, population and the services that the government entity has financial responsibility for providing. To the extent the "proceeds of taxes" of the State and/or local government exceed its appropriations limit, the excess revenues must be rebated. Certain expenditures, including debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.

      In 1986, California voters approved an initiative statute known as Proposition 62. This initiative further restricts the ability of local governments to raise taxes and allocate approved tax receipts. While some decisions of the California Courts of Appeal have held that portions of Proposition 62 are unconstitutional, the California Supreme Court recently upheld Proposition 62's requirement that special taxes be approved by a two-thirds majority vote. This recent decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for local governments to raise taxes.

      In 1988 and 1990, California voters approved initiatives known as Proposition 98 and Proposition 111, respectively. These initiatives changed the State's appropriations limit under Article XIII B to (i) require that the State set aside a prudent reserve fund for public education, and (ii) guarantee a minimum level of State funding for public elementary and secondary schools and community colleges.

      In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-thirds majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges.

      The effect of constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected). It is not possible to predict the future impact of the voter initiatives, State constitutional amendments, legislation or economic considerations described above, or of such initiatives, amendments or legislation that may be enacted in the future, on the long-term ability of the State of California or California municipal issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other local governments, filed for bankruptcy. Los Angeles County, the nation's largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department. Moreover, California's improved economy has caused Los Angeles County, and other local governments, to come under increased pressure from public employee unions for improved compensation and retirement benefits.

      Certain tax-exempt securities in which a Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

Issues Affecting Local Governments and Special Districts

      Proposition 13. Certain California Tax-Exempt Securities may be obligations of issuers that rely in whole or in part on ad valorem real property taxes for revenue. In 1978, California voters approved

Proposition 13, which amended the State Constitution to limit ad valorem real property taxes and restrict the ability of taxing entities to increase property tax and other revenues. With certain exceptions, the maximum ad valorem real property tax is limited to 1% of the value of real property. The value of real property may be adjusted annually for inflation at a rate not exceeding 2% per year, or reduced to reflect declining value, and may also be adjusted when there is a change in ownership or new construction with respect to the property. Constitutional challenges to Proposition 13 to date have been unsuccessful.

      The State, in response to the significant reduction in local property tax revenues as a result of the passage of Proposition 13, enacted legislation to provide local government with increased expenditures from the General Fund. This post-Proposition 13 fiscal relief has, however, ended.

      Proposition 62. This initiative placed further restrictions on the ability of local governments to raise taxes and allocate approved tax revenues. Several recent decisions of the California Courts of Appeal have held parts of Proposition 62 unconstitutional. Recently, however, the California Supreme Court upheld a requirement imposed by Proposition 62 that "special taxes" be approved by two-thirds of the voters voting in an election on the issue. This recent decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for local governments to raise taxes.

      Propositions 98 and 111. These initiatives changed the State appropriations limit and State funding of public education below the university level by guaranteeing K-14 schools a minimum share of General Fund revenues. The initiatives also require that the State establish a prudent reserve fund for public education.

      Proposition 218. Passed in November 1996, this initiative places additional limitations on the ability of California local governments to increase general taxes and impose special assessments. Taxes, assessments and fees have a grace period of up to two years from November 1996 to receive voter approval.

      Appropriations Limit. Local governmental entities are also subject to annual appropriations limits. If a local government's revenues in any year exceed the limit, the excess must be returned to the public through a revision of tax rates or fee schedules over the following two years.

      Conclusion. The effect of these Constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend upon whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected). The Tax-Free Funds' concentration in California tax-exempt securities provides a greater level of risk than a fund that is diversified across numerous state and municipal entities.

Additional Issues

      Mortgages and Deeds of Trust. The Tax-Free Funds may invest in issues that are secured in whole or in part by mortgages or deeds of trust on real property. California law limits the remedies of a creditor secured by a mortgage or a deed of trust, which may result in delays in the flow of revenues to, and debt service paid by an issuer.

      Lease Financing. Some local governments and districts finance certain activities through lease arrangements. It is uncertain whether such lease financing are debt that requires voter approval.

      Seismic Risk. It is impossible to predict the time, location, or magnitude of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck Los Angeles, causing significant damage to structures and facilities in a four-county area. The possibility exists that another such earthquake could create a major dislocation of the California economy.

Variable Rate Demand Notes

      Variable Rate Demand Notes ("VRDNs") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180, or 365 day intervals. The interest rates are adjustable at intervals ranging from daily to six months. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

      The Tax-Free Funds may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDNs provide the Tax-Free Funds with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. The Tax-Free Funds have an undivided interest in the underlying obligation and thus participate on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

      VRDN's may be unrated or rated and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, a Tax-Free Fund may invest in such VRDN's the issuers or underlying institutions of which the Manager believes are creditworthy and satisfy the quality requirements of each Tax-Free Fund. The Manager will continuously monitor the creditworthiness of the issuer of such securities and the underlying institution.

      Periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted to attempt to deal with them, have caused wide fluctuations in interest rates. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should tend to reduce changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Tax-Free Funds may invest in VRDNs on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such VRDNs may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

      For purposes of determining whether a VRDN held by a Tax-Free Fund matures within one year from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the demand period required before the Tax-Free Fund is entitled to receive payment of the principal amount of the instrument, or (2) the period remaining until the instrument's next interest rate adjustment. The maturity of a VRDN will be determined in the same manner for purposes of computing a Tax-Free Fund's dollar-weighted average portfolio maturity.

      Obligations with Puts Attached. Each Tax-Free Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "stand-by commitment." The Tax-Free Funds will use such puts in accordance with regulations issued by the Securities and Exchange Commission ("SEC"). The Manager understands that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Tax-Free Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a stand-by commitment or similar put right and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that stand-by commitments will be available to the Tax-Free Funds nor have the Tax-Free Funds assumed that such commitments would continue to be available under all market conditions.

U.S. Government Obligations, Other Securities and Portfolio Techniques

      U.S. Government Obligations. U.S. Treasury obligations are issued by the U.S. Treasury and include U.S. Treasury bills (maturing within one year of the date they are issued), certificates of indebtedness, notes and bonds (issued with maturities longer than one year). Such obligations are backed by the full faith and credit pledge of the U.S. Government. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmer's Home Administration, Federal Home Loan Banks, the FHA, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association. Obligations are issued by such agencies or instrumentalities in a range of maturities and may be either (1) backed by the full faith and credit pledge of the U.S. Government, or (2) backed only by the rights of the issuer to borrow from the U.S. Treasury.

      Repurchase Transactions. The Tax-Free Funds, the Government Fund and the Stock Funds may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. Such a transaction is an agreement in which the seller of U.S. Government securities agrees to repurchase the securities sold to the Fund at a mutually agreed upon time and price. It may also be viewed as the loan of money by the Fund to the seller. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and in particular, at no time will the Money Fund invest in repurchase agreements with a term of more than one year. The U.S. Government securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. A Fund always receives as collateral U.S. Government securities whose market value, including accrued interest, is at least equal to 100% of the dollar amount invested by the Fund in each agreement, and such Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. A Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the market value of the Fund's total assets would be invested in such repurchase agreements. With respect to the Tax-Free Funds and the Government Fund, the Manager on an ongoing basis will review and monitor the creditworthiness of institutions with which it has entered into repurchase agreements. The current policy of the Stock Funds is to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

      When-Issued Purchases and Forward Commitments. New issues of U.S. Government securities and municipal securities may be offered on a when-issued basis. Accordingly, the Tax-Free Funds and the Government Fund may purchase securities on a when-issued or forward commitment basis. When-issued purchases and forward commitments involve a commitment by the Funds to purchase securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. Thus, the Fund bears the market risk of the security immediately following its commitment to buy the security. The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities. Therefore, if a Fund remains substantially fully invested at the same time that it has committed to purchase securities on a when-issued or forward commitment basis, its net asset value per share may be subject to greater price fluctuation. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. Settlement of when-issued purchases and forward commitments generally takes place within two months of the date of the transaction, but delayed settlements beyond two months may be negotiated.

      The Funds make commitments to purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, each Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to that Fund on the settlement date. In these cases a Fund may realize a capital gain or loss.

      When a Fund enters into a when-issued purchase or a forward commitment to purchase securities, the Funds' Custodian, Firstar Trust Company (the "Custodian") will establish, and maintain on a daily basis, a separate account of that Fund consisting of cash or portfolio securities having a value at least equal to the amount of that Fund's purchase commitments. These procedures are designed to insure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Lending Portfolio Securities

      Each of the Tax-Free Funds, the Treasury Trust, the Short-Term Government Fund and the Government Fund may lend up to one-third of its portfolio securities to non-affiliated brokers, dealers, and financial institutions provided that cash or U.S. Government securities equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the lending Fund and is maintained each business day. Although the Stock Funds have no current intention to do so, each Stock Fund may lend up to 10% of its portfolio securities to non-affiliated brokers, dealers and financial institutions provided that cash or U.S. Government securities equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the lending Fund and is maintained each business day. While such securities are on loan, the borrower will pay such Fund any income accruing thereon, and the Fund may invest or reinvest the collateral (depending on whether the collateral is cash or U.S. Government securities) in portfolio securities, thereby earning additional income. Each Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. Loans are typically subject to termination by a Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending Fund and its shareholders. A Fund may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan of its securities. The Manager will review and monitor the creditworthiness of such borrowers on an ongoing basis.

Stock Index Futures Contracts

      The Stock Funds may enter into agreements to "buy" or "sell" a stock index at a fixed price at a specified date. No stock actually changes hands under these contracts; instead, changes in the underlying index's value are settled in cash. The cash settlement amounts are based on the difference between the index's current value and the value contemplated by the contract. An option on a stock index futures contract is an agreement to buy or sell an index futures contract; that is, exercise of the option results in ownership of a position in a futures contract. Most stock index futures are based on broad-based common stocks, such as the S&P 500 and the MidCap Index, both registered trademarks of Standard & Poor's Corporation. Other broad-based indices include the New York Stock Exchange Composite Index, S&P BARRA/Value, Russell 2000, Value Line Composite Index, Standard & Poor's 100 Stock Index, The Nasdaq-100 Index, Dow Jones Euro Stoxx, and the MSCI (Morgan Stanley Capital International) Euro Index.

      Additionally, each Stock Fund may take advantage of opportunities in the area of futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by such Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Stock Fund's investment objective and legally permissible for such Fund.

      The Manager expects that futures transactions for the 500 Fund, the MidCap Fund, the SmallCap Fund and the Nasdaq-100 Fund will typically involve the S&P 500 Index, the MidCap Index, the Russell 2000, and the Nasdaq-100 Index respectively. Beginning in 2002, futures tracking the S&P SmallCap Index were launched. Should the Manager determine that these futures offer sufficient liquidity and tracking characteristics, these futures will be used in lieu of the Russell 2000 futures. Futures transactions for the Equity Income Fund may involve any major index for which the Manager believes is in the best interest of the shareholders. The indices used may include, but are not limited to, the S&P 500, the MidCap Index and the Russell 2000 Index. Because the value of index futures depends primarily on the value of their underlying indices, the performance of broad-based contracts will generally reflect broad changes in common stock prices. Each Fund's investments may be more or less heavily weighted in securities of particular types of issuers, or securities of issuers in particular industries, than the indexes underlying its index futures positions. Therefore, while a Fund's index futures positions should provide exposure to changes in value of the underlying indexes (or protection against declines in their value in the case of hedging transactions), it is likely that, in the case of hedging transactions, the price changes of a Fund's index futures positions will not match the price changes of the Fund's other investments. Other factors that could affect the correlation of a Fund's index futures positions with its other investments are discussed below.

      Futures Margin Payments. Both the purchaser and seller of a futures contract are required to deposit "initial margin" with a futures broker (known as a "futures commission merchant," or "FCM"), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of a Fund, that Fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Manager will attempt to minimize this risk by monitoring the creditworthiness of the FCMs with which the Stock Funds do business.

      Limitations on Stock Index Futures Transactions. Each Stock Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, each Fund may use futures contracts for bona fide hedging purposes within the meaning of CFTC regulations; provided, however, that, with respect to positions in futures contracts which are not used for bona fide hedging purposes within the meaning of CFTC regulations, the aggregate initial margin required to establish such position will not exceed five percent of the liquidation value of each Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts into which the Fund has entered.

      The Manager also intends to follow certain other limitations on each of the Stock Fund's futures activities. Under normal conditions, a Fund will not enter into any futures contract if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of the indexes or other instruments underlying the Fund's other futures positions would exceed 20% of such Fund's total assets In addition, each Fund does not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

      The above limitations on the Stock Funds' investments in futures contracts, and these Funds' policies regarding futures contracts discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit. Non-fundamental policies may be changed without shareholder approval.

      Various exchanges and regulatory authorities have undertaken reviews of futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures transactions, and proposals to increase the margin requirements for various types of strategies. It is impossible to predict what actions, if any, will result from these reviews at this time.

      Each Stock Fund may purchase index futures contracts in order to attempt to remain fully invested in the stock market. For example, if a Fund had cash and short-term securities on hand that it wished to invest in common stocks, but at the same time it wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations, it could purchase an index futures contract in order to approximate the activity of the index with that portion of its portfolio. Each Stock Fund may also purchase futures contracts as an alternative to purchasing actual securities. For example, if a Fund intended to purchase stocks but had not yet done so, it could purchase a futures contract in order to participate in the index's activity while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. In these strategies a Fund would use futures contracts to attempt to achieve an overall return -- whether positive or negative -- similar to the return from the stocks included in the underlying index, while taking advantage of potentially greater liquidity than futures contracts may offer. Although a Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open future obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.


      When a Fund wishes to sell securities, it may sell stock index futures contracts to hedge against stock market declines until the sale can be completed. For example, if the Manager anticipated a decline in common stock prices at a time when a Fund anticipated selling common stocks, it could sell a futures contract in order to lock in current market prices. If stock prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the anticipated loss in the common stocks the Fund had hedged in anticipation of selling them. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of any gains from those securities. The success of this type of strategy depends to a great extent on the degree of correlation between the index futures contract and the securities hedged.

      Asset Coverage for Futures Positions. Each Stock Fund will comply with guidelines established by the SEC with respect to coverage of futures strategies by mutual funds, and if the guidelines so require will set aside cash and or other appropriate liquid assets (e.g., U.S. equities, U.S. Government securities or other high grade debt obligations) in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or such Fund's ability to meet redemption requests or other current obligations.

      Correlation of Price Changes. As noted above, price changes of a Fund's futures positions may not be well correlated with price changes of its other investments because of differences between the underlying indexes and the types of securities the Fund invests in. For example, if a Fund sold a broad-based index futures contract to hedge against a stock market decline while the Fund completed a sale of specific securities in its portfolio, it is possible that the price of the securities could move differently from the broad market average represented by the index futures contract, resulting in an imperfect hedge which could affect the correlation between the Fund's return and that of the respective benchmark index. In the case of an index futures contract purchased by the Fund either in anticipation of actual stock purchases or in an effort to be fully invested, failure of the contract to track its index accurately could hinder such Fund in the achievement of its objective.

      Stock index futures prices can also diverge from the prices of their underlying indexes. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying index, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. A Fund may sell futures contracts with a greater or lesser value than the securities it wishes to hedge in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases.

      Liquidity of Futures Contracts. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of up to five days for some types of securities, the futures markets can provide superior liquidity to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. Trading in index futures can also be halted if trading in the underlying index stocks is halted. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require a Fund to continue to hold a futures position until the delivery date regardless of potential consequences. If a Fund must continue to hold a futures position, its access to other assets held to cover the position could also be impaired.

American Depository Receipts (ADRs)

      Under normal circumstances, the European Fund typically invests in sponsored and unsponsored ADRs. Such investments may subject the Fund to significant investment risks that are different from, and in addition to, those related to investments of U.S. domestic issuers or in the U.S. markets. Unsponsored

ADRs may involve additional risks in that they are organized without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as that for sponsored ADRs.

      The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities can change significantly when foreign currencies strengthen or weakened relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than the U.S. markets, and prices on some foreign securities can be highly volatile.

      Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may seem more difficult to obtain reliable information regarding an issuer's financial conditions and operations.

      Settlement of transaction in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's investments. In addition, the cost of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

      Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of the broker-dealer, which may result in substantial delays in settlement. It may also be more difficult to enforce legal rights in foreign countries.

      Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restriction on U.S. investments or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government sponsored enterprises. Investments in foreign countries also involve the risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Manager will be able to anticipate these potential events or counter their effects.

Options on Securities, Securities Indices and Currencies.

      The European Fund may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolios and on any securities index based in whole or in part on securities in which the Fund may invest. In an effort to minimize risks, the Fund usually will not use options for speculative purposes or as leverage.

      The Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

      The Fund may purchase and sell options traded on U.S. and foreign exchanges. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

      Secondary markets on an exchange may not exist or may be illiquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund's orders.

Securities of Other Investment Companies - Closed End Funds

      The European Fund may purchase closed end funds that invest in foreign securities. Unlike open-end investment companies, like the Fund, closed end funds issue a fixed number of shares that trade on major stock exchanges or over the counter. Additionally, closed-end funds do not stand ready to issue or redeem on a continuous basis. Closed-end funds often sell at a discount to net asset value.

      The Nasdaq-100 Index Fund may invest in securities issued by other investment companies. Those investment companies must invest in securities that the Fund can invest in a manner consistent with the Fund's investment objective and policies.

      Applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act") require that a Fund limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% of the value of that Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and (b) either (i) that Fund and affiliated persons of that Fund not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by that Fund in excess of 1% of the company's total outstanding shares be deemed illiquid), or (ii) that Fund not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase. As a shareholder in an investment company, a Fund bears its ratable share of that investment company's expenses, including advisory and administration fees, resulting in an additional layer of management fees and expenses for shareholders. This duplication of expenses would occur regardless of the type of investment company, i.e., open-end (mutual fund) or closed-end.

INVESTMENT RESTRICTIONS

      Except as noted with respect to any Fund, each Trust has adopted the following restrictions as additional fundamental policies of its Funds, which means that they may not be changed without the approval of a majority of the outstanding voting securities of that Fund. Under the Investment Company Act of 1940, as amended, ("1940 Act"), a "vote of a majority of the outstanding voting securities" of the Trust or of a particular Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Trust or of such Fund, or (2) 67% or more of the shares of the Trust or of such Fund present at a meeting of shareholders if more than 50% of the outstanding shares of the Trust or of such Fund are represented at the meeting in person or by proxy. A Fund may not:

      1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in any amount up to 10% (15% in the case of the Stock Funds) of the Fund's total asset value. However, a Fund will not purchase additional securities while the value of its outstanding borrowings exceeds 5% of its total assets. Secured temporary borrowings may take the form of a reverse repurchase agreement, pursuant to which a Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. (As a matter of operating policy, the Funds currently do not intend to utilize reverse repurchase agreements, but may do so in the future.)

      2. Except as required in connection with permissible futures contracts (Stock Funds only), buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

      3. Make loans, except (a) through the purchase of debt securities which are either publicly distributed or customarily purchased by institutional investors, (b) to the extent the entry into a repurchase agreement may be deemed a loan, or (c) to lend portfolio securities to broker-dealers or other institutional investors if at least 100% collateral, in the form of cash or securities of the U.S. Government or its agencies and instrumentalities, is pledged and maintained by the borrower.


      4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

      5. With respect to 75% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, as to which there are no percentage limits or restrictions) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer would exceed 5% of the value of the Fund's total assets, or (b) the Fund would own more than 10% of the voting securities of any such issuer (both the issuer of the municipal obligation as well as the financial institution/ intermediary shall be considered issuers of a participation certificate), except that the Insured Fund may invest more than 25% of its assets in securities insured by the same insurance company.

      6. Purchase securities from or sell to the Trust's officers and Trustees, or any firm of which any officer or Trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, Trustees, or investment adviser own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and Trustees together own beneficially more than 5% of such securities (non-fundamental for the Stock Funds).

      7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices, and provided that this limitation shall not prohibit the purchase of securities secured by real estate or interests therein.

      8. (a) Invest in commodities and commodity contracts, or interests in oil, gas, or other mineral exploration or development programs; provided, however, that a Fund may invest in futures contracts as described in the Prospectus and in this Statement of Additional Information (Stock Funds only).

         (b) Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that the Government Fund may purchase, hold, and dispose of "obligations with puts attached" in accordance with its investment policies (all Funds except the Stock Funds).

      9. Invest in companies for the purpose of exercising control or management.

      10. (a) Purchase securities of other investment companies, except to the extent permitted by the 1940 Act and as such securities may be acquired in connection with a merger, consolidation, acquisition, or reorganization (Stock Funds only, excluding the Nasdaq-100 Fund).

          (b) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization (all Funds except the Stock Funds).

      11. Purchase illiquid securities, including (under current SEC interpretations) securities that are not readily marketable, and repurchase agreements with more than seven days to maturity if, as a result, more than 10% of the total assets of the Fund would be invested in such illiquid securities.

      12. Invest 25% or more of its assets in securities of any one industry, although for purposes of this limitation, tax-exempt securities and obligations of the U.S. Government and its agencies or instrumentalities are not considered to be part of any industry (both the industry of the issuer of the municipal obligation as well as the industry of the financial institution/intermediary shall be considered in the case of a participation certificate), except that the Insured Fund may invest more than 25% of its assets in securities insured by the same insurance company. Index funds may exceed this limitation and will invest in proportion to the underlying index.

      13. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, mortgages or pledges, and (b) entering into permissible repurchase and futures transactions.

      In addition, each Stock Fund has adopted the following restrictions as operating policies, which are not fundamental policies, and may be changed without shareholder approval in accordance with applicable regulations. Each Stock Fund may not:

      1. Engage in short sales of securities.

      2. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of a Fund's net assets. Included in such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange (the "NYSE") or American Stock Exchange. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

      3. Enter into a futures contract or option on a futures contract, if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

      4. With the exception of the Nasdaq-100 Fund, invest more than 5% of its total assets in the securities of companies (including predecessors) that have been in continuous operation for a period of less than three years.

      5. Invest in puts, calls, straddles or spread options, or any combination thereof. (Excluding the SmallCap Fund, the Nasdaq-100 Fund and the European Fund.)

      If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

DISCLOSURE OF PORTFOLIO HOLDINGS

      In accordance with the Funds' policies and procedures, the Funds' transfer agent, Alps Mutual Fund Services, Inc. (the "Transfer Agent") is responsible for dissemination of information about the Funds' portfolio holdings. Only an officer of the Funds may authorize the Transfer Agent to disclose portfolio holdings information. The Funds, together with the Transfer Agent and the Manager (the "Service Providers"), may only disclose information concerning securities held in the Funds' portfolios under the following circumstances:

      1. Approximately 60 days following the end of each fiscal quarter, each Fund's full portfolio holdings will be made publicly available by the following means:

      a. The Funds shall send shareholders portfolio holdings in the Funds' annual and semi- annual reports, which are mailed to shareholders and posted on the Funds' website in accordance with the SEC guidelines. Additionally, quarterly reports are filed with the SEC.

      b. The Transfer Agent shall send portfolio holding to nationally-recognized rating agencies via electronic transmission at least annually.

      2. The Funds may release top ten holdings on a monthly basis without delay via the Funds' website and written communication;

      3. The Funds or a Service Provider may disclose the Funds' portfolio securities holdings to selected third parties when the Funds have a legitimate business purpose for doing so. Examples of legitimate business purposes in which selective disclosure of the Funds' portfolio securities may be appropriate include disclosure for due diligence purposes to an investment advisor that is in merger or acquisition talks with the Advisor; disclosure to a newly hired investment advisor or sub-adviser prior to its commencing its duties; disclosure to third party service providers of accounting, auditing, custody, proxy voting and other services to the Funds; or disclosure to a rating or ranking organization;

      4. As required by the federal securities laws, including the 1940 Act, the Funds will disclose their portfolio holdings in their applicable regulatory filings, including shareholder reports, reports on Form N-Q, Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

      In accordance with the Funds' policies and procedures, third parties are required to keep confidential any information disclosed to them in accordance with the foregoing and no compensation may be received by the Funds, a Service Provider or any affiliate in connection with disclosure of such information. The Funds' Board will oversee disclosure under the foregoing policies and procedures by approval in advance of disclosures for legitimate business purposes and by regular review of reports on disclosures of the Funds' portfolio holdings.

TRUSTEES AND OFFICERS

      The Trustees of each Trust have the responsibility for the overall management of the respective Trust, including general supervision and review of the Funds' investment activities. The Trustees appoint the officers of each Trust who are responsible for administering the day-to-day operations of such Trust and its Funds. The affiliations of the officers and Trustees and their principal occupations for the past five years are listed below. The Trustees and officers of each Trust are identical. Trustees who are deemed to be an "interested person" of the Trust, as defined in the 1940 Act, are indicated by an asterisk (*).

                                                            Position and
                                                            Offices with the
     Name and Address                     Date of Birth     Trusts               Principal Occupation within the Past five years
     ----------------                     -------------     ------               -----------------------------------------------
     *Stephen C. Rogers                   06/27/66          President,           Chief Executive Officer, CCM Partners,
     P.O. Box 387                                           Secretary &          1999 to present; Chief Operating Officer,
     San Francisco, CA 94104                                Trustee              CCM Partners 1997 to 1999;
                                                                                 Administrative Officer, CCM Partners
                                                                                 1993-1997; Marketing Representative,
                                                                                 CCM Partners, 1992 to 1993.


     **Phillip W. McClanahan              12/26/35          Former               Director of Investments, CCM Partners,
     P.O. Box 387                                           Trustee              1985-2004; Vice President
     San Francisco, CA 94104                                                     and Portfolio Manager, Transamerica
                                                                                 Investment Services, 1984-1985; Vice
                                                                                 President and Portfolio Manager,
                                                                                 Fireman's Fund Insurance Company and
                                                                                 Amfire, Inc., 1966-1984.


     Harry Holmes                         12/5/25           Trustee              Principal, Harry Holmes & Associates
     Del Ciervo at Midwood                                                       (consulting); President and Chief Executive
     Pebble Beach, CA 93953                                                      Officer, Aspen Skiing Company, 1982-1984;
                                                                                 President and Chief Executive Officer, Pebble
                                                                                 Beach Company (property management), 1973-1984.

     John B. Sias                         01/22/27          Trustee              President and CEO, Chronicle Publishing
     1100 Sacramento Street                                                      Company, 1993 to Present; Executive Vice
     #1002                                                                       President, Capital Cities/ABC Inc. and
     San Francisco, CA 94108                                                     President, ABC Network T.V. Group.

     James Miller                         05/28/66          Trustee              Vice President, Jones Lange LaSalle Americas,
     One Front Street, Suite 300                                                 Inc. 1999 to present; Associate, Orrick
     San Francisco, CA 94111                                                     Herrington & Sutcliffe LLP, 1996-1999;
                                                                                 Associate, Gordon & Rees LLP, 1992-1993

     Michael O'Callaghan                  07/14/67          Chief                Chief Compliance Officer, CIT Funds, 2004 to
     P.O. Box 387                                           Compliance           present; Fund Operations, CCM Partners, 2003
     San Francisco, CA 94104                                Officer              -2004; Senior Tax and Financial Reporting
                                                                                 Analyst, Dresdner RCM Global Investors,
                                                                                 2000-2003;

     Christopher P. Browne                02/07/67          Treasurer            Portfolio Manager, CIT Funds, 2004 to present;
     P.O. Box 387                                                                Manager, Autodesk, 2000-2004; Principal,
     San Francisco, CA 94104                                                     Baystar Capital, 1998-2004


** Mr. McClanahan retired from the Manager and as a Trustee of the Trust on August 31, 2004.

      The Board met five times during the fiscal year ended August 31, 2004. Currently, the Board has an Audit Committee and a Pricing Committee. The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE. The Board has an Audit Committee comprised only of the Independent Trustees (currently, Messrs. Holmes, Sias, and Miller). The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Funds' independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditor's certifications; and (4) review with such independent auditors the adequacy of the Funds' basic accounting system and the effectiveness of the Funds' internal accounting controls. During the fiscal year ended August 31, 2004, there were two meetings of the Audit Committee.

PRICING COMMITTEE. The Board has a Pricing Committee, comprised of one Trustee of the Trust, certain officers of the Trust and of the Manager, which reviews and monitors the pricing policies adopted by the Board. The Pricing Committee is responsible for determining the fair value of each Fund's securities as needed in accordance with the pricing policies and performs such other tasks as the Board deems necessary. The Pricing Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Funds. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Pricing Committee's meeting. During the fiscal year ended August 31, 2004, there were three meetings of the Pricing Committee.

      As shown on the following table, the Funds pay the fees of the Trustees who are not affiliated with the Manager, which are currently $2,500 per quarter and $500 for each meeting attended. The table provides information regarding the Funds as of August 31, 2004.

                                              Pension or
                                              Estimated
                                              retirement                             Total compensation
                            Aggregate         benefits              Annual           respecting Registrant
                            Fund group        accrued as Fund       benefits upon    and Fund complex
Name/Position               compensation      expenses              retirement       paid to Trustees
-----------------------------------------------------------------------------------------------------------
Stephen C. Rogers                 None          None                     None                None
President, Secretary
& Trustee
Harry Holmes                   $12,000          None                     None             $12,000
Trustee
John B. Sias                   $12,000          None                     None             $12,000
Trustee
James W. Miller, Jr            $12,000          None                     None             $12,000
Trustee

Dollar Range of equity holdings in the respective Funds as of December 31, 2003:

                                                                                                                        Treasury
                     Income Fund         Insured Fund         Money Fund         Govt. Fund       Nasdaq-100 Fund         Trust
------------------------------------------------------------------------------------------------------------------------------------
Steve Rogers       Above $100,000       Above $100,000     Above $100,000    $50,000-$100,000     Above $100,000    $   1-$10,000
Harry Holmes      $10,000-$50,000            None         $   1-$10,000             None                None              None
John B. Sias       Above $100,000            None                None               None                None              None
James W. Miller         None          $50,000-$100,000    $50,000-$100,000          None         $   1-$10,000      $   1-$10,000

                                                                Equity            Short-Term
                      500 Fund            MidCap Fund        SmallCap Fund        Income Fund         Govt. Fund          Euro Fund
------------------------------------------------------------------------------------------------------------------------------------
Steve Rogers      $50,000-$100,000      Above $100,000      Above $100,000     Above $100,000      Above $100,000   $50,000-$100,000
Harry Holmes            None                 None                None          Above $100,000           None              None
John B. Sias            None            Above $100,000           None               None                None              None
James W. Miller   $10,000-$50,000     $10,000-$50,0000    $10,000-$50,000       10,000-$50,000   $ 10,000-$50,000   $10,000-$50,000

Aggregate Dollar Range of Equity Securities in the Trusts and Fund Complex:

                              CIT                 CIT II          CIT Fund Group
--------------------------------------------------------------------------------
Steve Rogers              Above $100,000      Above $100,000      Above $100,000
Harry Holmes             $10,000-$50,000      Above $100,000      Above $100,000
John B. Sias                   None           Above $100,000      Above $100,000
James W. Miller, Jr.      Above $100,000      Above $100,000      Above $100,000


INVESTMENT MANAGEMENT AND OTHER SERVICES

Management Services

      CCM Partners, a California Limited Partnership (the "Manager"), is the investment adviser to the Funds pursuant to the Investment Management Agreements dated January 18, 2000 and January 28, 2000 (each an "Agreement" and collectively, the "Agreements"). The Manager is controlled by a privately held corporation, RFS, Inc., which in turn is controlled by a family trust of which Mr. Stephen C. Rogers is a co-trustee.

      Pursuant to the Agreements, the Manager supplies investment research and portfolio management, including the selection of securities for the Funds to purchase, hold, or sell and the selection of brokers or dealers through whom the portfolio transactions of each Fund are executed. The Manager's activities are subject to review and supervision by the Trustees to whom the Manager renders periodic reports of the Funds' investment activities. The Manager, at its own expense, also furnishes the Trusts with executive and administrative personnel, office space and facilities, and pays certain additional administrative expenses incurred in connection with the operation of each Fund.

      Each Fund pays for its own operating expenses and for its share of its respective Trust's expenses not assumed by the Manager, including, but not limited to, costs of custodian services, brokerage fees, taxes, interest, costs of reports and notices to shareholders, costs of dividend disbursing and shareholder record-keeping services (including telephone costs), auditing and legal fees, the fees of the independent Trustees and the salaries of any officers or employees who are not affiliated with the Manager, and its pro rata portion of premiums on the fidelity bond covering the Fund.

      For the Manager's services, each Fund pays a monthly fee computed at the annual rates shown in the table below:

Funds                       Management Fee per annum         Range of average daily net assets of each fund
-----                       ------------------------         ----------------------------------------------
Income Fund , Insured          1/2 of 1% (0.50%)             Up to and including assets of $100 million
Fund, Money Fund,             45/100 of 1% (0.45%)           over $100 million up to and including $500 million
Government Fund,               4/10 of 1% (0.40%)            over $500 million
Treasury Trust

MidCap Fund                    4/10 of 1% (0.40%)            All assets
500 Fund                      25/100 of 1% (0.25%)           All assets
European Fund                 85/100 of 1% (0.85%)           All assets

SmallCap Fund, Equity
Income Fund, Nasdaq-100        1/2 of 1% (0.50%)             Up to and including assets of $500 million
Fund, Short-Term              45/100 of 1% (0.45%)           over $500 million up to and including $1 billion
Government Fund                4/10 of 1% (0.40%)            over $1 billion

      The Agreements provide that the Manager is obligated to reimburse each of the Funds monthly (through a reduction of its management fees or otherwise) for all expenses (except for expenses such as front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) in excess of 1.00% of each Fund's average daily net assets. The Manager may also, and has to date, reduced its fees in excess of its obligations under the Agreements.

The following fees were paid to the Manager:

For the fiscal year ended August 31, 2002:

Fund                                                  Fee            Reimbursement      Net to Manager
------------------------------------------------------------------------------------------------------
Money Fund                                          $ 505,783          $ 250,686          $ 255,097
Income Fund                                         $ 941,315          $       0          $ 941,315
Government Fund                                     $ 148,905          $  17,975          $ 130,930
Treasury Trust                                      $ 269,343          $ 137,058          $ 132,285
Insured Fund                                        $ 122,990          $  41,116          $  81,874
S&P 500                                             $ 345,026          $ 290,264          $  54,762
S&P MidCap                                          $ 379,847          $ 170,862          $ 208,985
S&P SmallCap                                        $  80,279          $  36,178          $  44,101
Equity Income                                       $  43,111          $   9,037          $  34,074
European Growth & Income                            $  19,642          $  24,101          ($  4,459)
Nasdaq-100                                          $  57,220          $  40,171          $  17,049
Short-Term Gov't Fund                               $  54,067          $  42,201          $  11,866

For the fiscal year ended August 31, 2003:

Fund                                                  Fee            Reimbursement      Net to Manager
------------------------------------------------------------------------------------------------------
Money Fund                                          $ 458,419          $ 208,650          $ 249,769
Income Fund                                         $ 917,528          $       0          $ 917,528
Government Fund                                     $ 163,245          $  21,171          $ 142,074
Treasury Trust                                      $ 224,427          $ 121,619          $ 102,808
Insured Fund                                        $ 140,752          $  36,966          $ 103,786
S&P 500                                             $ 222,782          $ 174,605          $  48,177
S&P MidCap                                          $ 365,329          $ 106,542          $ 258,787
S&P SmallCap                                        $  76,889          $  35,560          $  41,329
Equity Income                                       $  41,857          $  12,819          $  29,038
European Growth & Income                            $  22,952          $  27,935          ($  4,983)
Nasdaq-100                                          $  52,622          $  41,697          $  10,925
Short-Term Gov't Fund                               $  68,389          $  43,113          $  25,276


For the fiscal year ended August 31, 2004:

Fund                                                  Fee            Reimbursement      Net to Manager
------------------------------------------------------------------------------------------------------
Money Fund                                          $ 428,854          $ 178,118          $ 250,736
Income Fund                                         $ 817,850          $       0          $ 817,850
Government Fund                                     $ 153,796          $  28,834          $ 124,962
Treasury Trust                                      $ 206,814          $ 141,755          $  65,059
Insured Fund                                        $ 140,439          $  32,995          $ 107,444
S&P 500                                             $ 272,236          $ 173,545          $  98,691
S&P MidCap                                          $ 495,417          $ 100,400          $ 395,017
S&P SmallCap                                        $ 111,032          $  37,970          $  73,062
Equity Income                                       $  63,034          $  13,530          $  49,504
European Growth & Income                            $  37,927          $  34,525          $   3,402
Nasdaq-100                                          $  88,112          $  44,665          $  43,447
Short-Term Gov't Fund                               $  91,269          $  54,105          $  37,164

      Each Agreement is currently in effect until February 28, 2005 and will be in effect thereafter only if it is renewed for each Fund for successive periods not exceeding one year by (i) the Board of Trustees of the relevant Trust or a vote of a majority of the outstanding voting securities of each Fund, and (ii) a vote of a majority of the Trustees who are not parties to the Agreement or an interested person of any such party (other than as a Trustee), cast in person at a meeting called for the purpose of voting on such Agreement.

      Each Agreement may be terminated without penalty at any time by the applicable Trust with respect to one or more of the Funds to which the Agreement applies (either by the applicable Board of Trustees or by a majority vote of the terminating Fund's outstanding shares). Each Agreement may also be terminated by the Manager on 60-days' written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

      In approving the continuation of the Agreements at a meeting held on February 10, 2004, the Board of Trustees of each Trust (including the Independent Trustees) determined, after careful consideration of all the relevant factors, that renewing the Agreements would be in the best interests of the

Funds and their shareholders. Each Board of Trustees considered, among other things, the following factors: information regarding the Manager and its personnel, which indicated a high degree of competency and integrity, the nature and quality of the services provided and to be provided by the Manager under the Agreements, the fees and expenses borne by the Funds, which the Manager had maintained and was committing to maintain at a relatively low level; the Funds' respective expense limitations, fee waivers, and performance of the Funds relative to each Fund's benchmarks; comparable fee and expense information respecting other similar unaffiliated mutual funds; the level of profits that could be expected to accrue to the Manager from the fees payable under such Agreements; and the Funds' brokerage related commissions, and the use of soft dollars by the Manager. Each Board of Trustees also considered the proposed total expenses of each Fund in comparison to other funds and whether there have been economies of scale in respect of the management of the Funds, whether the Trusts have appropriately benefited from economies of scale, and whether there is potential for realization of any further economies of scale. After reviewing such information as they deemed necessary, the Board of Trustees of each Trust concluded that the approval of the Agreements was in the best interests of the Funds and their shareholders.

Code of Ethics

      The Trusts and the Manager have adopted a Code of Ethics pursuant to
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder (and Rule 204A-1 under the Investment Advisers Act of 1940, as amended). Currently, the Code of Ethics prohibits personnel subject to the Code of Ethics from buying or selling securities for their own individual accounts if such purchase or sale represents $50,000 or 1,000 shares, whichever is greater, and if the securities at the time of such purchase or sale (i) are being considered for purchase or sale by a Fund (except the Index Funds) (ii) have been purchased or sold by a Fund within the most recent seven (7) days if such person participated in the recommendation to, or the decision by, the Fund to purchase or sell such security (except the Index Funds). Notwithstanding these prohibitions, there are limited circumstances in which personnel subject to the Code of Ethics may buy or sell securities for their own account (e.g. purchases which are part of an automatic dividend reinvestment plan). The Code of Ethics also requires personnel subject to the Code to report personal holdings to the Trusts or the Manager on both an annual and a quarterly basis.


Administration Services

Effective no earlier than February 1, 2005, CCM Partners ("Administrator") also serves as the Funds' administrator. The Administrator is responsible for handling the administrative requirements of the Funds and, as compensation for these duties, receives fees of 0.10% on the first $100 million in combined assets of the Trusts, 0.08% on the next $400 million in combined assets of the Trusts, and 0.06% on the Trusts combined assets over $500 million."


PROXY VOTING POLICIES AND PROCEDURES

      The Board of Trustees of the Trust has delegated to the Manager the authority to vote proxies of companies held in the Fund's portfolio. The Manager intends to apply its pre-determined proxy voting guidelines when voting proxies on behalf of the Fund.

      The Manager recognizes that an investment adviser is a fiduciary that owes its clients, including the Fund, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders. The Board, in conjunction with the Manager, seeks to balance the benefits of voting the proxies against the associated costs to the shareholders. The Board will review its determination at least annually.

      The Manager seeks to avoid material conflicts of interest by voting in accordance with its predetermined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the Manager may engage a third party as an independent fiduciary, as required, to vote all proxies of the Fund, and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

      All proxies received by the Fund are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in the Manager's policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines.

      Proposals that cannot be categorized under the Voting Guidelines and raise a material conflict of interest between the Adviser and the Fund are referred to the Fund's Board of Trustees. Specifically, the Manager will disclose the conflict to the Board and obtain its consent to the proposed vote in question prior to voting the securities. The disclosure to the Board will include sufficient detail regarding the matter to be voted on and the nature of the Manager's conflict so that the Board would be able to make an informed decision regarding the vote. When the Board does not respond to such a conflict disclosure request or denies the request, the Manager will abstain from voting the securities held by the Fund.

      With regard to voting proxies of foreign companies, the Manager weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the Manager seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

      When evaluating proposals, the Manager recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the Manager generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The Manager believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the Manager generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the Manager generally votes in accordance with management on issues that the Manager believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

      Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (1) without charge by visiting www.citfunds.com, (2) by calling the Funds at (800) 225-8778, or (3) on the SEC's website at http:///www.sec.gov.

PRINCIPAL UNDERWRITER

      RFS Partners, a California limited partnership, is currently the principal underwriter of each Fund's shares under an underwriting agreement with each Fund, pursuant to which RFS Partners agrees to act as each Fund's distribution agent. Each Fund's shares are sold to the public on a best efforts basis in a continuous offering without a sales load or other commission or compensation. RFS Partners is the general partner of the Funds' Manager. The general partner of RFS Partners is Richard F. Shelton, Inc., a corporation that is controlled by a family trust, of which Stephen C. Rogers serves as a trustee. While the shares of each Fund are offered directly to the public with no sales charge, RFS Partners may, out of its own monies, compensate brokers who assist in the sale of a Fund's shares. In addition, the Manager may, out of its own monies, make cash contributions to tax-exempt charitable organizations that invest in the Funds.

OTHER SERVICES

      Effective December 4, 2004, ALPS Mutual Fund Services, Inc. became the shareholder servicing agent for the Trusts and acts as the Trusts' transfer and dividend-paying agent. In such capacities it performs many services, including portfolio and net asset valuation, bookkeeping, and shareholder record-keeping. Prior to December 4, 2004, U.S. Bancorp Fund Services, LLC, served in these capacities.

      US Bank N.A. (the "Custodian") acts as custodian of the securities and other assets of the Trusts. The Custodian does not participate in decisions relating to the purchase and sale of portfolio securities. Under the custodian agreement, the Custodian (i) maintains a separate account or accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distribution on account of each Fund's securities and (v) makes periodic reports to the Trustees of each Trust concerning each Fund's operations.

      Tait, Weller & Baker (the "Auditors"), 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, are the independent auditors for the Trusts. The Auditors provide audit services and assistance and consultation with respect to regulatory filings with the SEC. The Auditors also audit the books of each Fund at least once each year.

      The validity of shares of beneficial interest offered hereby has been passed on by Paul, Hastings,

Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, California 94105.

POLICIES REGARDING BROKER-DEALERS USED FOR PORTFOLIO TRANSACTIONS

      Decisions to buy and sell securities for the Funds, assignment of their portfolio business, and negotiation of commission rates and prices are made by the Manager, whose policy is to obtain the "best execution" available (i.e., prompt and reliable execution at the most favorable security price). If purchases made by the Funds are effected via principal transactions with one or more dealers (typically a market maker firm in the particular security or a selling group member in the case of an initial or secondary public offering) at net prices, the Funds will generally incur few or no brokerage costs. These dealers are compensated through the principal "spread," and may also charge related transaction fees. Purchases of portfolio securities from underwriters may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and asked price.

      However, in order to obtain additional research and brokerage services on a "soft dollar" basis, and in order to obtain other qualitative execution services that the Manager believes are important to best execution, the Manager may place over-the-counter ("OTC") equity transactions and/or place fixed-income transactions with specialized broker-dealers with which the Manager has a "soft dollar" credit arrangement, and that execute such transactions on an agency basis ("Brokers"). When the Manager uses Brokers to execute OTC equity transactions and/or fixed-income transactions on an agency basis, the Manager takes steps to ensure that the prices obtained in such transactions are competitive with the prices that could have been obtained had the transactions been conducted on a principal basis, i.e., directly with the dealers. However, the total cost (i.e., price plus/minus commission) of executing an OTC equity transaction and/or or a fixed income transaction through a Broker on an agency basis may be less favorable than that of executing that same transaction with a dealer because the Broker will receive a commission for its services, including for the provision of research products, services or credits. The Manager will take steps to ensure that commissions paid are reasonable in relation to, among other things: (i) the value of all the brokerage and research products and services provided by that Broker and (ii) the quality of execution provided by that Broker. Accordingly, the Manager uses Brokers to effect OTC equity transactions and/or fixed income transactions for the Funds where the total cost is, in the Manager's opinion, reasonable, but not necessarily the lowest total cost available.

      In selecting broker-dealers and in negotiating commissions, the Manager generally considers, among other things, the broker-dealer's reliability, the quality of its execution services on a continuing basis, the financial condition of the broker-dealer, and the research services provided, which include furnishing advice as to the value of securities, the advisability of purchasing or selling specific securities and furnishing analysis and reports concerning state and local governments, securities, and economic factors and trends, and portfolio strategy. The Manager considers such information, which is in addition to and not in lieu of the services required to be performed by the Manager under the Agreements, to be useful in varying degrees, but of indeterminable value.

      The Funds may pay brokerage commissions in an amount higher than the lowest available rate for brokerage and research services as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended. Where commissions paid reflect research services and information furnished in addition to execution, the Manager believes that such services were bona fide and rendered for the benefit of its clients. For the fiscal year ended August 31 of each year shown, the commissions paid are as follows:

                             2002             2003             2004
                            -------          -------          -------
Government Fund             $   297          $     0          $     0
S&P 500                     $25,629          $ 9,610          $ 7,640
S&P MidCap                  $61,181          $21,160          $38,269
S&P SmallCap                $11,097          $11,175          $ 9,432
Nasdaq-100 Index            $ 3,644          $ 6,520          $ 7,802
Equity Income Fund          $ 7,001          $ 9,596          $ 4,525
European Fund               $   986          $ 1,560          $ 2,018

      During the previous fiscal year, the Manager ceased using soft dollar credits pending a review regarding the practice. In the past, a broker would provide research services to the Manager. Such research were paid for by the broker using soft dollars credits. Any research received by the Manager was used for the exclusive benefit of the Funds and their shareholders. The Manager does not currently use soft dollars but may do so in the future with respect to the Funds at its discretion, subject to oversight by the Trustees.

      If purchases or sales of securities of the Funds are considered at or about the same time, transactions in such securities will be allocated among the several Funds in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the Funds, and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. In other cases, however, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions or net prices will be beneficial to a Fund

ADDITIONAL INFORMATION REGARDING PURCHASES AND REDEMPTIONS OF FUND SHARES

Purchase Orders

      The purchase price for shares of the Funds is the net asset value of such shares next determined after receipt and acceptance of a purchase order in proper form by the Funds' Transfer Agent, ALPS Mutual Fund Group, Denver. Once shares of a Fund are purchased, they begin earning income immediately, and income dividends will start being credited to the investor's account on the day following the effective date of purchase and continue through the day the shares in the account are redeemed. All checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Checks drawn in U.S. funds on foreign banks will not be credited to the shareholder's account and dividends will not begin accruing until the proceeds are collected, which can take a long period of time.

      Payments transmitted by wire and received by the Transfer Agent prior to the close of the Funds, normally at 4:00 p.m. Eastern time (1:00 p.m. Pacific time) on any business day are effective on the same day as received. Wire payments received by the Transfer Agent after that time will normally be effective on the next business day and such purchases will be made at the net asset value next calculated after receipt of that payment.

Shareholder Accounting

      All purchases of Fund shares will be credited to the shareholder in full and fractional shares of the relevant Fund (rounded to the nearest 1/1000 of a share) in an account maintained for the shareholder by the Trusts' transfer agent. Share certificates will not be issued for any Fund at any time. To open an account in the name of a corporation, a resolution of that corporation's Board of Directors will be required. Other evidence of corporate status or the authority of account signatories may be required.

      Each Trust reserves the right to reject any order for the purchase of shares of any Fund, in whole or in part. In addition, the offering of shares of any Fund may be suspended by the relevant Trust at any time and resumed at any time thereafter.

Shareholder Redemptions

      All requests for redemption and all share assignments should be sent to the applicable Fund, P.O. Box 387, San Francisco, California 94104-0387, or, for telephone redemptions, by calling the Fund at (800) 225-8778. For online redemptions, visit the Funds' website at www.citfunds.com.

      Redemptions will be made in cash at the net asset value per share next determined after receipt by the transfer agent of a redemption request in proper form, including all share certificates, share assignments, signature guarantees, and other documentation as may be required by the transfer agent. The amount received upon redemption may be more or less than the shareholder's original investment.

      The Trusts will attempt to make payment for all redemptions within one business day, but in no event later than seven days after receipt of such redemption request in proper form. However, each Trust reserves the right to suspend redemptions or postpone the date of payment (1) for any periods during which the New York Stock Exchange is closed (other than for the customary weekend and holiday closings), (2) when trading in the markets the Trusts usually utilize is restricted or an emergency exists, as determined by the SEC, so that disposal of the Trust's investments or the determination of a Fund's net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for the protection of a Trust's shareholders. Also, each Trust will not mail redemption proceeds until checks used for the purchase of the shares have cleared, which can take up to 15 days.


      As of the date of this Statement of Additional Information, the Trusts understand that the New York Stock Exchange is closed for the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The Bond and Money Market Funds are expected to be closed on the following additional days: Columbus Day and Veterans Day. On holidays in which the Custodian is closed, any transactions will be processed on the following business day.

      Due to the relatively high cost of handling small investments, each Trust reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose accounts in the Trust have an aggregate value of less than $5,000 ($1,000 in the case of the Stock Funds), but only where the value of such accounts has been reduced by such shareholder's prior voluntary redemption of shares. In any event, before a Trust redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in that shareholder's account is less than the minimum amount and allow that shareholder 30 days to make an additional investment in an amount which will increase the aggregate value of that shareholder's accounts to at least $5,000 before the redemption is processed ($1,000 in the case of the Stock Funds).

      Use of the Exchange Privilege as described in the Prospectus in conjunction with market timing services offered through numerous securities dealers has become increasingly popular as a means of capital management. In the event that a substantial portion of a Fund's shareholders should, within a short period, elect to redeem their shares of that Fund pursuant to the Exchange Privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. The Exchange Privilege may be terminated or suspended by the Funds upon 60-day's prior notice to shareholders.

Redemptions in Kind

      Each Trust has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such Fund's net asset value. Should a Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

Determination of Net Asset Value Per Share ("NAV")

      The valuation of the portfolio securities of the Money Fund and the Treasury Trust (including any securities held in the separate account maintained for when-issued securities) is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price such Funds would receive if they sold the instrument. During periods of declining interest rates, the daily yield on shares of the Money Fund and the Treasury Trust computed as described above may tend to be higher than a like computation made by a Fund with identical investments utilizing a method of valuation based upon market prices. Thus, if the use of amortized cost by such Funds resulted in a lower aggregate portfolio value on a particular day, a prospective investor in such Fund would be able to obtain a somewhat higher yield than would result from investment in a Fund utilizing solely market values, and existing investors in such Fund would receive less investment income. The converse would apply in a period of rising interest rates.

      The use of amortized cost by the Money Fund and the Treasury Trust, and the maintenance of each Fund's per share net asset value at $1.00 is permitted by Rule 2a-7 under the 1940 Act, pursuant to which each Fund must adhere to certain conditions. There are policies that the Manager follows regarding 2a-7. Under the amortized cost method, securities are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made at least weekly to compare the value of these Funds' investments valued at amortized cost with market values.

      The Money Fund and the Treasury Trust each maintain a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remaining maturities of 397 days or less, and only invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether each Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation is examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, which may include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, adjusting or withholding of dividends, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.

      The portfolio securities of the Stock Funds are generally valued at the last reported sale price. In the case of the Futures contracts held by the Stock Funds, the valuation is determined using the settle price provided by the Chicago Mercantile Exchange, typically as of 1:15, Pacific time. Securities held by the Stock Funds that have no reported last sale for any day that a Fund's NAV is calculated and securities and other assets for which market quotations are readily available are valued at the latest available bid price. Portfolio securities held by the Income Fund and the Insured Fund for which market quotations are readily available are valued at the last available bid. The Government Fund and the Short-Term Government Fund for which market quotations are readily available are valued at the mean between the bid and ask price of the security. All other securities and assets are valued at their fair value as determined in good faith by the Board of Trustees. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis unless the Trustees determine that such valuation does not reflect fair value. The Trusts may also utilize a pricing service, bank, or broker/dealer experienced in such matters to perform any of the pricing functions.

TAXATION

      Provided that, as anticipated, each Tax-Free Fund qualifies as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of each Tax-Free Fund consists of Municipal Obligations, each Tax-Free Fund may designate and pay exempt-interest dividends from interest earned on such obligations. Such exempt-interest dividends may be excluded by shareholders of the Tax-Free Funds from their gross income for federal income tax purposes. Corporate shareholders must take all exempt-interest dividends into account in determining "adjusted current earnings" for purposes of calculating their alternative minimum tax. Each Tax-Free Fund might purchase municipal obligations at a discount from the prices at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount may be included in the Tax-Free Funds' ordinary income and will be taxable to shareholders as such when it is distributed. If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of each Tax-Free Fund consists of obligations that produce interest that is exempt from California personal income tax if received by an individual, and if each maintains its qualification as a regulated investment company, then such Tax-Free Fund will be qualified to pay exempt-interest dividends to its shareholders that, to the extent they are attributable to interest received by such Tax-Free Fund on such obligations, are exempt from California personal income tax. The total amount of exempt-interest dividends paid by a Tax-Free Fund to its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on tax-exempt obligations less any expenses attributable to such interest.

      Provided that, as anticipated, the Treasury Trust qualifies as a regulated investment company and meets certain requirements of California tax law, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its individual total assets are invested in direct obligations of the United States (or other U.S. and California tax-exempt obligations), then the Treasury Trust will be qualified to pay dividends to its shareholders that, to the extent they are attributable to interest received by the Treasury on such U.S. Government obligations, will be exempt from California personal income tax.

Because the GNMA certificates in which the Government Fund and Short Term Government Fund invests are not considered direct obligations of the United States for this purpose, the Government Fund or Short Term Government Fund may not meet the 50% requirement; as a result, dividends paid by the respective Fund may be subject to California personal income tax.

      Exempt-interest dividends paid to Tax-Free Fund shareholders that are corporations subject to California franchise or income tax will be taxed as ordinary income to such shareholders. Moreover, no dividend paid by the Tax-Free Funds will qualify for the corporate dividends-received deduction for federal income tax purposes.

      Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Tax-Free Fund is not deductible for federal income tax purposes. Under regulations used by the Internal Revenue Service (the "IRS") for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares of a Fund. California personal income tax law restricts the deductibility of interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund paying dividends exempt from California personal income tax, as well as the allowance of losses realized upon a sale or redemption of shares, in substantially the same manner as federal tax law. Further, a Tax-Free Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue bonds or are "related persons" of such users. Such persons should consult their tax advisers before investing in one of the Tax-Free Funds.

      Up to 85% of Social Security or railroad retirement benefits may be included in federal taxable income for benefit recipients whose adjusted gross income (including income from tax-exempt sources such as tax-exempt bonds and the Tax-Free Funds) plus 50% of their benefits exceeds certain base amounts. Income from the Tax-Free Funds, and others like them, is included in the calculation of whether a recipient's income exceeds certain established amounts but is not taxable directly. California does not impose personal income tax on Social Security or railroad retirement benefits.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It can be expected that similar proposals may be introduced in the future. Proposals by members of state legislatures may also be introduced which could affect the state tax treatment of the Tax-Free Funds' distributions. If such proposals were enacted, the availability of Municipal Obligations for investment by the Tax-Free Funds and the value of the Tax-Free Funds' portfolios would be affected. In such event, the Tax-Free Funds would reevaluate their investment objectives and policies.

General

      Each Fund is treated as a separate entity and intends to continue to qualify in each year to be treated as a separate "regulated investment company" under the Code. Each of these Funds has elected such treatment and has so qualified during its last fiscal period ended August 31, 2004. To continue to qualify for the tax treatment afforded a regulated investment company under the Code, a Fund must distribute for each fiscal year at least 90% of its taxable income (including net realized short-term capital gains) and tax-exempt net investment income and meet certain source of income, diversification of assets and other requirements of the Code. Provided a Fund continues to qualify for such tax treatment, it will not be subject to federal income tax on the part of its net investment income and its net realized capital gains which it distributes to shareholders, nor will it be subject to Massachusetts or California income or excise taxation. Each Fund must also meet certain Code requirements relating to the timing of its distributions, which generally require the distribution of substantially all of its taxable income and capital gains each calendar year, in order to avoid a 4% federal excise tax on certain retained amounts.

      Each Stock Fund may purchase or sell futures contracts. Such transactions are subject to special tax rules which may affect the amount, timing and character of distributions to shareholders. Unless a Fund is eligible to make and makes a special election, such futures contracts that are "Section 1256 contracts" (such as a futures contract the margin requirements for which are based on a marked-to-market system and which is traded on a "qualified board or exchange") will be "marked to market" for federal income tax purposes at the end of each taxable year, i.e., each futures contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless the special election is made, gain or loss from transactions in such futures contracts will be 60% long-term and 40% short-term capital gain or loss.

      Dividends of net investment income and realized net short-term capital gains in excess of net long-term capital losses are taxable to shareholders as ordinary income, whether such distributions are taken in cash or reinvested in additional shares. Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether such distributions are taken in cash or reinvested in additional shares, and regardless of how long shares of a Fund have been held. The current maximum federal individual tax rate applicable to ordinary income is 35.0%. The current maximum federal individual tax rate applicable to net long-term capital gains is 15% for investments held longer than 12 months. Dividends declared by a Fund in October, November, or December of any calendar year to shareholders of record as of a record date in such a month will be treated for federal income tax purposes as having been received by shareholders on December 31 of that year if they are paid during January of the following year.

      A portion of each Stock Fund's ordinary income dividends may qualify for the dividends received deduction available to corporate shareholders under Code
Section 243 to the extent that the Fund's income is derived from qualifying dividends. Availability of the deduction is subject to certain holding periods and debt-financing limitations. Because a Fund may also earn other types of income such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from a Fund that qualifies for the deduction generally will be less than 100%. Each Stock Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividends received deduction.



      Each Fund is required to file information reports with the IRS with respect to taxable distributions and other reportable payments made to shareholders. The Code requires backup withholding of tax at a rate of 30% on redemptions (except redemptions of Money Fund and Treasury Trust shares) and other reportable payments made to non-exempt shareholders if they have not provided the Fund with their correct social security or other taxpayer identification number and made the certifications required by the IRS or if the IRS or a broker has given notification that the number furnished is incorrect or that withholding applies as a result of previous underreporting. Such withholding is not required with respect to the Tax-Free Funds' dividends qualifying as "exempt-interest dividends" but will apply to the proceeds of redemption or repurchase of Fund (except Money Fund and Treasury Trust) shares for which the correct taxpayer identification number has not been furnished in the manner required or if withholding is otherwise applicable. Therefore, investors should make certain that their correct taxpayer identification number and completed certifications are included in the application form when opening an account.

      The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders' tax situations. Investors should consult their own tax advisers to determine the suitability of a particular Fund and the applicability of any federal, state, local, or foreign taxation. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Foreign shareholders should consider, in particular, the possible application of U.S. withholding taxes on certain taxable distributions from a Fund at rates up to 30% (subject to reduction under certain income tax treaties).

YIELD DISCLOSURE AND PERFORMANCE INFORMATION


      As noted in this SAI, each Fund may from time to time quote various performance figures in advertisements and investor communications to illustrate the Fund's past performance. Performance information published by the Funds will be in compliance with rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the methods used by the Funds to compute or express performance is discussed below.

Total Return

      Total return for the Funds may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data for the Funds will be limited to or accompanied by standardized information on the Fund's average annual compounded rate of return over the most recent four calendar quarters, five years, 10 years (if applicable) and over the life of the Fund (i.e., the period from the Fund's inception of operations through the end of the most recent calendar quarter).

      The average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period and assumes reinvestment (on the reinvestment date) of all distributions at net asset value and redemption at the end of the stated period. It is calculated according to the following standardized formula:

            (n)
      P(1+T)    = ERV

where:

P = a hypothetical initial purchase order of $1,000 from which the maximum sales load is deducted
T =   average annual total return
n =   number of years
ERV = ending redeemable value of the hypothetical $1,000 purchase at the end of the period

Aggregate total return information is calculated by the following formula:

      ERV - P
      --------
         P

P =   A hypothetical initial payment of $1,000.

ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

Average Annual Total Return (after taxes on distributions):

      ATV
         (D)
  [------------ to the 1/nth power-1] =
       P

ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period and at the end of such periods after taxes on fund distributions but not after taxes on redemption. P = hypothetical initial payment of $1,000.

      The Funds compute their average annual total return after taxes on distributions and redemptions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions and redemptions of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

Average Annual Total Return (after taxes on distributions and redemptions):

      ATV
         (D)
  [------------ to the 1/nth power-1] =
       P

ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period and at the end of such periods, after taxes on fund distributions and redemption. P = hypothetical initial payment of $1,000.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

      Since performance will fluctuate, performance data for the Funds should not be used to compare an investment in the Funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

      The average annual compounded rates of return, or total return, for the Income Fund, the Government Fund, the Insured Fund, the 500 Fund, the MidCap Fund, the SmallCap Fund, the Equity Income Fund, the European Fund, the Nasdaq-100 Fund, and the Short-Term Government Fund for the following periods were:


                                                                                                            Period From
                                                                   Five Years         Ten Years              Inception*
                                                    One Year          Ended             Ended                 through
                                                  Ended August      August 31,        August 31,             August 31,
Fund                                                31, 2004          2004               2004                   2004
                                                 -----------------------------------------------------------------------
Income Fund

 Return Before Taxes                              5.82%          5.57%                 5.85%                 7.50%
 Return After Taxes on Distributions              5.69%          5.43%                                       5.69%
 Return After Taxes on Distributions
 and sale of Fund Shares                          5.55%          5.35%                 5.64%                 7.31%

Government Fund
 Return Before Taxes                              4.23%          6.10%                 6.57%                 7.60%
 Return After Taxes on Distributions              3.64%          4.38%                 4.26%                 5.71%
 Return After Taxes on Distributions
 and sale of Fund Shares                          3.58%          4.29%                 4.23%                 5.67%

Insured Fund
 Return Before Taxes                              5.06%          5.21%                 5.26%                 5.31%
 Return After Taxes on Distributions              5.01%          5.05%                 5.11%                 5.21%
 Return After Taxes on Distributions
 and sale of Fund Shares                          4.76%          4.94%                 5.03%                 5.13%

500 Fund
 Return Before Taxes                             11.16%         -1.96%                10.67%                10.33%
 Return After Taxes on Distributions             10.93%         -2.66%                 9.49%                 9.14%
 Return After Taxes on Distributions
 and sale of Fund Shares                          9.48%         -1.95%                 8.81%                 8.53%

MidCap Fund
 Return Before Taxes                             12.44%          9.60%                14.02%                13.61%
 Return After Taxes on Distributions             12.33%          9.42%                12.63%                12.27%
 Return After Taxes on Distributions
 and sale of Fund Shares                         10.57%          9.20%                12.18%                11.83%

                                                                                                            Period From
                                                                   Five Years         Ten Years              Inception*
                                                    One Year          Ended             Ended                 through
                                                  Ended August      August 31,        August 31,             August 31,
Fund                                                31, 2004          2004               2004                   2004
                                                 -----------------------------------------------------------------------
SmallCap Fund
 Return Before Taxes                             13.93%          9.66%                   n/a                 8.96%
 Return After Taxes on Distributions             13.74%          8.92%                   n/a                 8.12%
 Return After Taxes on Distributions
 and sale of Fund Shares                         11.84%          8.01%                   n/a                 7.38%

Equity Income Fund
 Return Before Taxes                             15.51%          1.99%                   n/a                 7.75%
 Return After Taxes on Distributions             15.32%          1.24%                   n/a                 6.61%
 Return After Taxes on Distributions
 and sale of Fund Shares                         13.18%          1.28%                   n/a                 6.09%

European Fund
 Return Before Taxes                             17.04%            n/a                   n/a                -5.87%
 Return After Taxes on Distributions             16.71%            n/a                   n/a                -6.23%
 Return After Taxes on Distributions
 and sale of Fund Shares                         14.48%            n/a                   n/a                -5.07%

Nasdaq-100 Fund
 Return Before Taxes                              1.47%            n/a                   n/a               -20.16%
 Return After Taxes on Distributions              1.47%            n/a                   n/a               -20.30%
 Return After Taxes on Distributions
 and sale of Fund Shares                          1.25%            n/a                   n/a               -15.89%

Short-Term Government Fund
 Return Before Taxes                              1.06%            n/a                   n/a                 3.84%
 Return After Taxes on Distributions              0.87%            n/a                   n/a                 2.54%
 Return After Taxes on Distributions
 and sale of Fund Shares                          0.90%            n/a                   n/a                 2.51%


* December 4, 1985 for the Income Fund and the Government Fund; October 20, 1992 for the Insured Fund; April 20, 1992 for the 500 Fund and the MidCap Fund; September 4, 1996 for the Equity Income Fund; October 2, 1996 for the SmallCap Fund; January 18, 2000 for the European Fund, the Nasdaq-100 Fund, and the Short-Term Government Fund.

Yield

As stated in the Prospectus, a Fund may also quote its current yield and, where appropriate, effective yield and tax equivalent yield in advertisements and investor communications.

The current yield for the Income Fund, Insured Fund, Government Fund and the Equity Income Fund is determined by dividing the net investment income per share earned during a specified 30-day period by the net asset value per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                              (6)
      Yield = 2[(((a-b)/cd)+1)    - 1)] where:

a =   dividends and interest earned during the period;
b =   expenses accrued for the period (net of reimbursements);
c = the average daily number of shares outstanding during the period that were entitled to receive dividends;
d =   the maximum offering price per share on the last day of the period.

      The current yield for the Income Fund, the Government Fund, the Insured Fund and the Short-Term Government Fund for the 30-day period ended August 31, 2004, was 2.83%, 3.47%, 2.55% and 1.57%, respectively.

      The current yield for the Money Fund and the Treasury Trust is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a specified 7-day period, subtracting a hypothetical charge reflecting deductions of expenses, and dividing the net change or difference by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account does not include realized gains and losses or unrealized appreciation and depreciation.

      The Money Fund and the Treasury Trust may also quote an effective yield. Effective yield is calculated by compounding the base period return (calculated as described above) by adding 1, raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                                                 (365/7)
      EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)       ] - 1.


      The current yield and effective yield for the 7-day period ended August 31, 2004 is as follows:


                  Current yield       Effective yield
                  -------------       ---------------
Money Fund                 0.84%                 0.84%
Treasury Trust             1.00%                 1.00%

      A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a Fund which invests in tax-exempt obligations. The tax equivalent yields for the Treasury Trust and the Tax-Free Funds are computed by dividing that portion of the current yield (or effective yield) of each Fund (computed for each Fund as discussed for the current yield indicated above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion (if any) of the yield of the Fund that is not tax-exempt. In calculating tax equivalent yields, the Tax-Free Funds assume an effective tax rate (combining federal and California rates) of 41.045%. The effective rate used in determining such yield does not reflect the tax costs resulting from the loss of the benefit of personal exemptions and itemized deductions that may result from the receipt of additional taxable income by taxpayers with adjusted gross incomes exceeding certain levels. The tax equivalent yield may be higher than the rate stated for taxpayers subject to the loss of these benefits. As of August 31, 2004, the 30-day tax equivalent yield for the Income Fund and the Insured Fund was 4.80% and 4.33%, respectively. The tax equivalent yield for the Money Fund for the 7-day period ended August 31, 2004 was 1.43%.


Distribution Rate

      Each Fund may also include a reference to its current distribution rate in investor communications and sales literature preceded or accompanied by the Prospectus, reflecting the amounts actually distributed to shareholders. All calculations of a Fund's distribution rate are based on the distributions per share, which are declared, but not necessarily paid, during the fiscal year. The distribution rate is determined by dividing the distributions declared during the period by the net asset value per share on the last day of the period and annualizing the resulting figure. In calculating its distribution rate, each Fund uses the same assumptions that apply to its calculation of yield. The distribution rate will differ from a Fund's yield because it may include capital gains and other items of income not reflected in the Fund's yield, as well as interest income received by the Fund and distributed to shareholders which is reflected in the Fund's yield. The distribution rate does not reflect capital appreciation or depreciation in the price of the Fund's shares and should not be considered to be a complete indicator of the return to the investor on his investment.

Comparisons

      From time to time, advertisements and investor communications may compare a Fund's performance to the performance of other investments as reported in various indices or averages, in order to enable an investor better to evaluate how an investment in a particular Fund might satisfy his investment objectives. The Funds may also publish an indication of past performance as measured by Lipper Analytical Services, Inc., Morningstar or other widely recognized independent services that monitor the performance of mutual funds. The performance analysis will include the reinvestment of dividends and capital gains distributions, but does not take any sales charges into consideration and is prepared without regard to tax consequences. Independent sources may include the American Association of Individual Investors, Weisenberger Investment Companies Services, Donoghue's Money Fund Report, Barron's, Business Week, Financial World, Money Magazine, Forbes, and The Wall Street Journal.

      The Income Fund may also quote (among others) the Lehman Brothers Municipal Bond Index and the Lehman Brothers 5 Year Municipal Bond Index. These indices are not managed for any investment goal. Their composition may, however, be changed from time to time by Lehman Brothers.

      The Government Fund and Short-term Government Fund may also quote (among others) the following indices of bond prices prepared by Lehman Brothers: Lehman Brothers GNMA 30 Year Index, Lehman Brothers Treasury Index and Lehman Brothers Government Composite Index. These indices are not managed for any investment goal. Their composition may, however, be changed from time to time by Lehman Brothers.

      The MidCap Fund, 500 Fund, SmallCap Fund, European Fund, and the Nasdaq-100 Fund each may compare its performance to the performance of the MidCap Index, S&P 500, SmallCap Index, Dow Jones Euro Stoxx, Nasdaq-100 Index, respectively. Additionally, The Equity Income Fund may compare its performance to the 500 Index or the Barra/Value Index. Each such Fund may compare its performance to the Value Line Composite Index, the Russell 2000 and/or other widely recognized market indices. These indices are unmanaged indices of common stock prices. The performance of each index is based on changes in the prices of stocks comprising such index and assumes the reinvestment of all dividends paid on such stocks. Taxes, brokerage commissions and other fees are disregarded in computing the level of each index.

      The performance of a Fund may also be compared to compounded rates of return regarding a hypothetical investment of $10,000 at the beginning of each year, earning interest throughout the year at the compounding interest rates of 5%, 7.5% and 10%.

      In assessing any comparisons of total return or yield, an investor should keep in mind that the composition of the investments in a reported average is not identical to a Fund's portfolio, that such averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its total return or yield. In addition, there can be no assurance that a Fund will continue its performance as compared to any such averages.

MISCELLANEOUS INFORMATION

      Shareholders of Funds other than the Stock Funds who so request may have their dividends paid out monthly in cash. Shareholders of the Stock Funds who so request may have their dividends paid out quarterly in cash. If a shareholder withdraws the entire amount in his or her Money Fund or Treasury Trust account at any time during the month, all daily dividends accrued with respect to his or her account during the month to the time of withdrawal will be paid in the same manner and at the same time as the proceeds of withdrawal.

      The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, each Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the relevant Trust. Each Declaration of Trust also provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the relevant Trust. Each Declaration of Trust also provides that a Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of that Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund(s) of which a shareholder holds shares. Each Declaration of Trust further provides that each Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trusts as investment companies as distinguished from operating companies would not likely give rise to liabilities in excess of a Fund's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and a Trust itself is unable to meet its obligations.

      As of December 1, 2004 the following shareholders, to the Trusts' knowledge, owned beneficially more than 5% of a Fund's outstanding direct shares, as noted:


MONEY FUND:
Private Shareholder (13.61%)
Private Shareholder (8.14%)
Private Shareholder (9.46%)
Private Shareholder (8.82%)
Private Shareholder (7.78%)
P.O. Box 387
San Francisco, CA 94104

TREASURY TRUST:
Private Shareholder (14.90%)
Private Shareholder (6.23%)
Private Shareholder (6.12%)
P.O. Box 387
San Francisco, CA 94104

INSURED FUND:
Northern Trust Co. (10.02%)                         Private Shareholder (9.15%)
PO Box 92956                                        Private Shareholder (9.07%)
Chicago, Il 60675-2956                              Private Shareholder (5.87%)
                                                    P.O. Box 387
                                                    San Francisco, CA 94104

S&P 500 FUND
Charles Schwab & Co. (14.38%)                       SEI Trust (13.33%)
101 Montgomery Street                               One Freedom Valley Drive
San Francisco, CA 94104                             Oaks, PA 19456

MIDCAP FUND:
Charles Schwab & Co. (15.53%)                       SEI Trust (13.46%)
101 Montgomery Street                               One Freedom Valley Drive
San Francisco, CA 94104                             Oaks, PA 19456

National Investor Services Corp. (6.54%)            National Financial Services Corp. (5.66%)
55 Water Street, 32nd Floor                         200 Liberty Street Lobby 5
New York, NY 10041-0028                             New York, NY 10281-5500

EQUITY INCOME FUND:
Private Shareholder (10.15%)
Private Shareholder (8.99%)
P.O. Box 387 San Francisco, CA 94104

SMALLCAP FUND:
Charles Schwab & Co. (10.55%)                       Private Shareholder (9.27%)
101 Montgomery Street                               P.O. Box 387
San Francisco, CA 94104                             San Francisco, CA 94104

NASDAQ-100 FUND:
Charles Schwab & Co. (32.57%)                       National Investor Services Corp. (5.96%)
101 Montgomery Street                               55 Water Street, 32nd Floor
San Francisco, CA 94104                             New York, NY 10041-0028

EUROPEAN GROWTH & INCOME FUND:
Doughtronics, Inc. (5.43%)
2730 9th Street
Berkeley, CA 94710

SHORT-TERM GOVERNMENT FUND:
Private Shareholder (25.66%)
Private Shareholder (8.75%)
Private Shareholder (6.83%)
P.O. Box 387 S
an Francisco, CA 94104


      Although each Fund is offering only its own shares by this joint Statement of Additional Information and joint Prospectus, it is possible that a Fund might become liable for any mis-statements in this Statement of Additional Information or in the Prospectus about one of the other Funds. The Board of Trustees of each Trust has considered this possibility in approving the use of a joint Prospectus and Statement of Additional Information.

      The S&P Index Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Composite Stock Price Index, S&P MidCap 400 Index and the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Composite Stock Price Index, S&P MidCap 400 Index and the S&P SmallCap 600 Index which are determined, composed and calculated by S&P without regard to the licensee or the product. S&P has no obligation to take the needs of the licensee or the owners of the product into consideration in determining, composing or calculating the S&P 500 Composite Stock Price Index, S&P MidCap 400 Index and the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of- the prices and amount of the product or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 COMPOSITE STOCK PRICE INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS

      The audited financial statements for the fiscal year ended August 31, 2004 for the Funds as contained in the combined Annual Report to Shareholders for the fiscal year ended August 31, 2004 (the "Report"), are incorporated herein by reference to the Report which has been filed with the SEC. Any person not receiving the Report with this Statement should call or write the Funds to obtain a free copy.

APPENDIX

DESCRIPTION OF MUNICIPAL SECURITIES RATINGS


The following paragraphs summarize the descriptions for the rating symbols of municipal securities.

Municipal Bonds

Moody's Investors Service:

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Rating Refinements: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Corporation:

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch Investor's Service:

AAA: Bonds and notes rated AAA are regarded as being of the highest quality, with the obligor having an extraordinary ability to pay interest and repay principal which is unlikely to be affect by reasonably foreseeable events.

AA: Bonds and notes rated AA are regarded as high quality obligations. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities, and more subject to possible change over the term of the issue.

A: Bonds and notes rated A are regarded as being of good quality. The obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds and notes with higher ratings.

BBB: Bonds and notes rated BBB are regarded as being of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

Note: Fitch ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. These are refinements more closely reflecting strengths and weaknesses, and are not to be used as trend indicators.

Municipal Notes

Moody"s:

Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.


MIG-3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.


SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor's:

A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Fitch:

Fitch Investment Note Ratings are grouped into four categories with the indicated symbols. The ratings reflect Fitch's current appraisal of the degree of assurance of timely payment, whatever the source.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; a "+" or "-" may be appended to an F1 rating class to denote relative status within the category.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Commercial Paper

Moody's:

Moody's Commercial Paper ratings, which are also applicable to municipal paper investments permitted to be made by the Trust, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1):                  Superior capacity for repayment.
P-2 (Prime-2):                  Strong capacity for repayment.
P-3 (Prime-3):                  Acceptable capacity for repayment.


Standard & Poor's:

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A' for the highest-quality obligations to 'D' for the lowest. These categories are as follows:

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Fitch:

Fitch-1: Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.


Fitch-2: Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.


Fitch-3: Commercial paper carrying this rating has a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the two higher categories.


Fitch-4: Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is minimal and is susceptible to near term adverse change due to less favorable financial or economic conditions.

Variable Rate Demand Obligations ("VRDO")

Moody's:

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's:

Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, `AAA/A-1+'). With short-term demand debt, note-rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

                           CALIFORNIA INVESTMENT TRUST

                                    FORM N-1A

                           ---------------------------

                                     PART C
                                OTHER INFORMATION

                           ---------------------------


Item 22.  Exhibits


      (a) Agreement and Declaration of Trust dated September 11, 1985 is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement as Filed on December 22, 1999
            ("Post-Effective Amendment No. 22").

      (b)   By-Laws is incorporated by reference to Post-Effective Amendment No.
            22.

      (c)   Instruments Defining Rights of Security Holder - Not applicable.

      (d)   Investment Advisory Contracts

            (1) Investment Management Agreement dated January 28, 2000 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement as filed on December 29, 2000.

      (e) Underwriting Agreement dated April 13, 1992 is incorporated by reference to Post-Effective Amendment No. 22.

      (f)   Bonus or Profit Sharing Contracts - Not applicable.

      (g) Form of Custodian Agreement is incorporated by reference to Post-Effective Amendment No. 22.

      (h)   Other Material Contracts

            (1) Operating Expense Agreement dated November 11, 2003 is incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement as filed on December 31, 2003.

            (2)   Fund Accounting Servicing Agreement - Filed herewith.

            (3)   Transfer Agent Servicing Agreement - Filed herewith.

      (i)   Consent of Counsel as to legality of shares - Filed herewith.

      (j)   Other opinions - Independent Auditors' Consent - Filed herewith.

      (k)   Omitted Financial Statements - Not applicable.

      (l)   Initial Capital Agreement - Not applicable.

      (m)   Rule 12b-1 Plan - Not Applicable.

      (n)   Rule 18f-3 - Not applicable.

      (o) Code of Ethics is incorporated by reference to Post-Effective Amendment No. 26.

Item 23. Persons Controlled by or under Common Control with Registrant.


      As of the date of this Post-Effective Amendment, to the knowledge of the Registrant, the Registrant did not control any other person, nor was it under common control with another person.


Item 24. Indemnification


      Please see Article VI of By-Laws (filed herewith). Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

      "Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

      Notwithstanding the provisions contained in the Registrant's By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to Sections 4 and 5 of Article VI of said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (b) of Section 6 of Article VI.


Item 25. Business and Other Connections of Investment Adviser.


      CCM Partners, a California Limited Partnership, is the Registrant's investment adviser with respect to these Funds. CCM Partners has been engaged during the past two fiscal years as the investment adviser of the California Investment Trust, a diversified, open-end management investment company, which comprises the following series: California Tax-Free Income Fund, California Insured Intermediate Fund and California Tax-Free Money Market Fund. The principal business address of California Investment Trust is 44 Montgomery Street, Suite 2100, San Francisco, California 94104.

      From December, 1990 through February 27, 1993, CCM Partners also served as investment adviser of the California Tax-Free Money Trust, a registered management investment company. The principal business address of California Tax-Free Money Trust is 6 St. James Avenue, Boston, Massachusetts 02116.

      The officers of CCM Partners Stephen C. Rogers and Matthew T. Clark. Stephen C. Rogers, an officer of CCM Partners, has also served as an officer of the Registrant and California Investment Trust since October 1994. Stephen C. Rogers was elected to the Board as Secretary and Trustee on August 4, 1998. He was elected as Chairman of the Board on October 26, 1999. For additional information, please see Part A of this Registration Statement. Matthew T. Clark has served as an officer of the Registratnt and California Investment Trust since February 13, 2001.


Item 26. Principal Underwriters


      RFS Partners, Inc. is the principal underwriter, and in that capacity distributes the shares of the Funds. RFS Partners also serves as principal underwriter for the California Investment Trust II. Certain limited partners of RFS Partners also serve as officers and/or trustees of the Registrant.


Item 27. Locations of Accounts and Records.


      The accounts, books or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are kept by Registrant's Shareholder Servicing and Transfer Agent, ALPS Mutual Fund Services, LLC, 1625 Broadway, Suite 2200, Denver, CO 80202.


Item 28. Management Services


      All management-related service contracts are discussed in Part A or Part B of this Form N-1A.


Item 29. Undertakings.


      (a)   not applicable

      (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's last Annual Report to Shareholders, upon request and without charge.

      (c) Registrant has undertaken to comply with Section 16(a) of the Investment Company Act of 1940, as amended, which requires the prompt convening of a meeting of shareholders to elect trustees to fill vacancies in the Registrant's Board of Trustees in the event that less than a majority of the Trustees have been elected to such position by shareholders. Registrant has also undertaken promptly to call a meeting of shareholders for the purpose of voting upon the question of removal of Trustee or Trustees when requested in writing to do so by the record holders of not less than 10% of the Registrant's outstanding shares and to assist its shareholders in communicating with other shareholders in accordance with the requirements of section 16(c) of the Investment Company Act of 1940, as amended.

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this amendment pursuant to Rule 485(b) under the 1933 Act and that the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, the State of California, on the 4th day of January 2005.



                                        CALIFORNIA INVESTMENT TRUST
                                        ---------------------------
                                        (Registrant)


                                        By Stephen C. Rogers*
                                           -----------------------------
                                           Stephen C. Rogers, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



/s/ Stephen C. Rogers *   Principal Executive Officer,         January 4, 2005
----------------------    Secretary and Trustee
Stephen C. Rogers

/s/ Harry Holmes*         Trustee                              January 4, 2005
----------------------
Harry Holmes

/s/ John B. Sias*         Trustee                              January 4, 2005
----------------------
John B. Sias

/s/ James W. Miller, Jr.* Trustee                              January 4, 2005
----------------------
James W. Miller, Jr.

* By: /s/ Julie Allecta
      ----------------------------------------
         Julie Allecta, Attorney-in-Fact Pursuant to Power of Attorney incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement as filed on December 31, 2003.



                                       C-3